THE BERGER FUNDS

ANNUAL REPORT

[PHOTO]

                                BERGER NEW GENERATION FUND
                                -----------------------------------------------

                                BERGER SELECT FUND
                                -----------------------------------------------

                                BERGER SMALL COMPANY GROWTH FUND
                                -----------------------------------------------

                                BERGER SMALL CAP VALUE FUND
                                -----------------------------------------------

                                BERGER MID CAP GROWTH FUND
                                -----------------------------------------------

                                BERGER MID CAP VALUE FUND
                                -----------------------------------------------

                                BERGER 100 FUND
                                -----------------------------------------------

                                BERGER/BIAM INTERNATIONAL FUND
                                -----------------------------------------------

                                BERGER GROWTH AND INCOME FUND
                                -----------------------------------------------

                                BERGER BALANCED FUND
                                -----------------------------------------------

The Berger Funds are presenting a combined annual report which includes the Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger 100 Fund, Berger BIAM/International Fund, Berger Growth and Income Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at September 30, 1998 and the results of their operations and changes in their net assets for the periods indicated, in a single document.

         2  A LETTER FROM THE PRESIDENT

            THE BERGER FUNDS

         4  Berger New Generation Fund

        11  Berger Select Fund

        16  Berger Small Company Growth Fund

        23  Berger Small Cap Value Fund~Investor
            Shares/Institutional Shares

        30  Berger Mid Cap Growth Fund

        36  Berger Mid Cap Value Fund

        43  Berger 100 Fund

        49  Berger/BIAM International Fund

        53  Berger Growth and Income Fund

        59  Berger Balanced Fund

        65  BERGER FUNDS NOTES TO FINANCIAL STATEMENTS

        70  BERGER/BIAM INTERNATIONAL PORTFOLIO (TO BE
            READ IN CONJUNCTION WITH THE BERGER/BIAM
            INTERNATIONAL FUND)

        76  BERGER/BIAM INTERNATIONAL PORTFOLIO NOTES TO
            FINANCIAL STATEMENTS

        79  FINANCIAL HIGHLIGHTS

To obtain a prospectus for any of the Berger Funds, which contains more complete information, including management fees, charges and expenses, call
1.800.333.1001. Please read it carefully before you invest. Berger Distributors, Inc. ~ Distributor www.bergerfunds.com
[LOGO]

A Letter from the President

DEAR
FELLOW
SHAREHOLDERS
Thank you for investing
 with The Berger Funds.
  Our knowledge, experience and energy
  is dedicated to uncovering and investing in the special companies that will help you achieve your long-term financial goals. We understand the importance of your investment and we will continue to provide you with the highest level of investment management.
This past year has been a challenging one for fund managers and investors, to say the least. The clouds over the market appear to be lifting, however, and we believe that 1999 holds exciting potential for investors.

Although market turbulence buffeted our funds as well as all the nation's mutual funds recently, it had a bright side in that share prices of many solid companies came down to levels not seen in years. Our portfolio managers took advantage of the opportunity to buy these companies, and, as a result, our funds are benefiting from the market's subsequent rebound. Regardless of the market's ups and downs, we always concentrate on intensive, fundamental, company by company research to find quality companies for every Berger fund.

Despite the market's volatility, The Berger Funds had several significant accomplishments this fiscal year. Launched just last year, the Berger Balanced Fund,(1) managed by Patrick Adams and John Jares, proved to be a "fund for all seasons," weathering the most difficult market conditions in years to emerge as the top-performing fund in the country for the year ended September 30, 1998.(1) Our Select Fund,(1) also managed by Patrick Adams, and our Mid Cap Growth Fund,(1) managed by Amy Selner, have been among the leaders of their peer groups since their launch on December 30, 1997. Our Berger Small Cap Value Fund, managed by Bob Perkins, recently was named to MONEY(2) Magazine's list of the top 100 funds in the country and SMARTMONEY(3) included it among the nation's 20 best funds.

We introduced the Berger Mid Cap Value Fund this past year and feel very fortunate that Tom Perkins, a 30-year veteran manager, has joined with his brother Bob to pilot this Fund. With over a half century of experience between them, the Perkins brothers are a combination that we believe is difficult to beat.

I am proud of The Berger Fund's commitment to helping abandoned, homeless and runaway children through a groundbreaking program we created with Covenant House, the nation's largest privately funded child care agency. Remember, we are donating to Covenant House the first year's custodian fee for every new traditional or Roth IRA opened in 1998.

Over the year, we continued to upgrade and expand our Web site and shareholder services. The Mutual Funds Education Alliance recognized our efforts with two national awards for excellence in shareholder communications. I encourage you to visit - and use - our Web site at www.bergerfunds.com. It's chock full of useful information and is a convenient and easy way to access your account.

Given the unsettling events in the world's financial markets over the last several months, it was no wonder that many investors felt a bit uncomfortable. But the wisdom of the advice that Bill Berger first gave investors over 40 years ago has never been more apparent. As Bill has so often said, history shows that the most successful investors are those who keep their long-term goals firmly in mind and who summon the courage and patience to stand firm during trying times. It isn't always easy to do so. We know that. We also know that we can rely on the same clear, proven investment philosophy that has guided us successfully through both the bull -- and the bear -- markets of the past quarter century. Each day we are dedicated to earning the trust you place in us.
God bless you,
                                  [SIGNATURE]
  JERRY LAVIN,
  PRESIDENT
This material must be preceded or accompanied by a prospectus, which includes more complete information including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors, Inc. ~ Distributor
1. Past performance does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. To obtain the average annual total returns for the Berger Funds for the one-, five-, and ten-year periods ended September 30, 1998, see the 'Performance Overview' section for each Fund in the annual report that follows. Returns for the Balanced Fund were primarily generated during a period of higher-than-normal trading activity undertaken in a response to market conditions during the Fund's initial period of operations and before it became fully invested. Investments in small companies may involve greater risks, including price volatility, and rewards than investments in larger companies.
2. MONEY, June 1998, page 70 MONEY'S selection criteria included quantitative analysis of fund performance and editorial opinions of the magazine's reporting staff.
3. Smart Money, September 1998, page 107 SMARTMONEY'S selection criteria included funds that are open to new investors along with funds with above average risk-adjusted performance, low sales fees and expenses and low minimum initial investments. Selection also included SMARTMONEY'S editorial opinion of the manager's long term consistency of style.

               ..............................
                                      BERGER
                              NEW GENERATION
                                        FUND
PORTFOLIO MANAGER'S COMMENTARY
                       [BERGER NEW GENERATION FUND PHOTO]

-  Ticker Symbol                            BENGX
-  Fund Number                              344

PERFORMANCE
The past twelve months have seen emerging growth stocks underperform the broad stock market as measured by the Standard & Poor's (S&P) 500 index. The Berger New Generation Fund (the "Fund") declined by -13.99%(1) during the twelve months ended September 30, 1998, compared with a positive return of 9.08% for the S&P 500.(2) The Russell 2000,(3) an index of small cap stocks, declined by -19.02% over the same period. Although our Fund is not strictly a small cap fund, its current structure is more closely aligned with the Russell 2000 than the S&P 500, which is composed primarily of large, established companies.
Our Fund's fiscal year began and ended during difficult periods. In October 1997, the market began to focus on the emerging crisis in Asia. That month ended with a sharp stock market decline, with volume and price movements reminiscent of the 1987 crash. This proved to be at least an intermediate bottom for larger cap stocks, but emerging growth stocks, and especially smaller cap stocks, continued down through mid-January. This divergence of performance is typical in periods of economic uncertainty because investors tend to shorten their investment horizons and become more risk averse, favoring such defensive vehicles as U.S. Treasury bonds and utility stocks. As a result, the market was dominated by a few large companies, which had very strong stock performances despite valuations that were extremely high by almost any measure.
Once the market had declined sufficiently and it became apparent that the U.S. economy was holding up and valuations were improving, investors reentered the market and assumed more risk by buying emerging growth stocks. The rally was brief, however, running only about three months.
By mid-summer, both the Russell 2000 and the S&P 500 had significantly declined. The decline is attributable to the global spread of the Asian financial crisis. Russia and parts of Eastern Europe are variously collapsing/troubled; Latin America, particularly Brazil, is considered to be at risk; Mexico is shaky, given its dependence on oil exports for a significant part of its GDP. The so-called "Asian Contagion" is seen lapping against our shores, and there are scattered signs that the U.S. economy is beginning to weaken. After an unprecedented seven-plus year expansion, this shouldn't come as a surprise. Global economic concerns, the crisis in Washington and a market selling at very high levels combined in a recipe for correction, if not a bear market.
PERIOD IN REVIEW
Typical of its historical performance, our Fund did very well during good periods in the market and fairly poorly during down periods. The aggressive nature of our investments, coupled with an attempt to ride out storms in our core holdings, increase our Fund's volatility. There were bright spots, however.

Our Internet-related stocks, such as Yahoo!, TMP Worldwide and Mindspring Enterprises, had outstanding returns. MCI WorldCom continued its strong performance in the stock market and its redefining leadership in the telecommunications industry.

Information technology services stocks, in which we have held a substantial position, were a disappointment, especially in the last quarter. While fundamentals at these companies remain strong, the market quickly and violently discounted uncertainty in corporate spending and brought these stocks down dramatically.

LOOKING AHEAD
Although this has been, and remains, a very difficult time to invest in stocks that carry above-average risk, we believe it quite possible that we have seen the worst and that 1999 could be a great year for emerging growth stocks.

We are pleased to announce that Amy Selner, Vice President of Berger Associates, assumed the management of this Fund on November 20, 1998. Amy's appointment as Portfolio Manager of this Fund is anticipated to be for an interim period until a successor manager is appointed. Amy is currently the Portfolio Manager of the Berger Mid Cap Growth Fund and the Berger Small Company Growth Fund and has more than seven years of experience in the investment industry.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.
3. The Russell 2000 index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

             THE BERGER FUNDS  4  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   COMPARISON OF CHANGE IN VALUE OF BERGER NEW
               GENERATION FUND VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                    BERGER NEW              COST OF
                                                    GENERATION   S&P 500    LIVING
                                                       FUND       INDEX      INDEX
3/29/96                                                $10,000    $10,000    $10,000
6/30/96                                                $11,290    $10,467    $10,064
9/30/96                                                $11,820    $10,791    $10,135
12/31/96                                               $11,555    $11,690    $10,186
3/31/97                                                 $9,643    $12,004    $10,276
6/30/97                                                $11,977    $14,098    $10,295
9/30/97                                                $15,547    $15,153    $10,353
12/31/97                                               $14,354    $15,589    $10,360
3/31/98                                                $16,286    $17,762    $10,417
6/30/98                                                $16,392    $18,348    $10,469
9/30/98                                                $13,371    $16,526    $10,495
BERGER NEW GENERATION FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                 -13.99%
Life of Fund                                            12.27%
(3/29/96)
*Performance figures are
historical and do not
represent future results.
Investment returns and
principal value will vary,
and you may have a loss when
you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust_______________________________________________

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements. [PRICEWATERHOUSECOOPERS LLP SIGNATURE]
PricewaterhouseCoopers LLP
Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  5  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER NEW GENERATION FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (93.12%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
BANKS - SOUTHEAST (0.84%)
          50,000  Net.B@nk, Inc.*                                 $      950,000
--------------------------------------------------------------------------------
BUILDING - HEAVY CONSTRUCTION (1.10%)
          40,000  Dycom Industries, Inc.*                              1,245,000
--------------------------------------------------------------------------------
CHEMICALS - SPECIALTY (0.21%)
          51,300  North American Scientific, Inc.*                       243,675
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - ADVERTISING (2.59%)
          50,000  Outdoor Systems, Inc.*                                 975,000
--------------------------------------------------------------------------------
          60,000  TMP Worldwide, Inc.*                                 1,968,750
--------------------------------------------------------------------------------
                                                                       2,943,750
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - BUSINESS SERVICES (1.21%)
          80,000  First Consulting Group, Inc.*                        1,370,000
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - MISCELLANEOUS (6.51%)
          40,000  Diamond Technology Partners, Inc.*                     660,000
--------------------------------------------------------------------------------
          45,500  Forrester Research, Inc.*                            1,660,750
--------------------------------------------------------------------------------
          75,000  Inspire Insurance Solutions, Inc.*                   1,771,875
--------------------------------------------------------------------------------
          25,000  Paychex, Inc.                                        1,289,062
--------------------------------------------------------------------------------
          65,000  The Profit Recovery Group International, Inc.*       2,031,250
--------------------------------------------------------------------------------
                                                                       7,412,937
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - STAFFING (3.03%)
          60,000  AHL Services, Inc.*                                  1,965,000
--------------------------------------------------------------------------------
          40,000  On Assignment, Inc.*                                 1,480,000
--------------------------------------------------------------------------------
                                                                       3,445,000
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (1.12%)
          28,000  Ascend Communications, Inc.*                         1,274,000
--------------------------------------------------------------------------------
COMPUTER - MEMORY DEVICES (1.01%)
          20,000  EMC Corp.*                                           1,143,750
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (1.97%)
          30,000  Apple Computer, Inc.                                 1,143,750
--------------------------------------------------------------------------------
          22,000  Sun Microsystems, Inc.*                              1,095,875
--------------------------------------------------------------------------------
                                                                       2,239,625
--------------------------------------------------------------------------------
COMPUTER - PERIPHERAL EQUIPMENT (3.39%)
          30,000  American Power Conversion*                           1,130,625
--------------------------------------------------------------------------------
          55,000  Micros Systems, Inc.*                                1,650,000
--------------------------------------------------------------------------------
          75,000  Splash Technology Holdings, Inc.*                    1,068,750
--------------------------------------------------------------------------------
                                                                       3,849,375
--------------------------------------------------------------------------------

COMMON STOCKS (93.12%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
COMPUTER - SERVICES (4.92%)
          50,000  Consentric Network Corp.*                       $    1,050,000
--------------------------------------------------------------------------------
          50,000  Metro Information Services, Inc.*                    1,593,750
--------------------------------------------------------------------------------
          80,000  Tier Technologies, Inc. Class B*                     1,320,000
          88,600  Whittman-Hart, Inc.*                                 1,628,025
--------------------------------------------------------------------------------
                                                                       5,591,775
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - DESKTOP (1.99%)
          25,000  Gemstar International Group Limited*                 1,159,375
--------------------------------------------------------------------------------
          10,000  Microsoft Corp.*                                     1,100,625
--------------------------------------------------------------------------------
                                                                       2,260,000
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - EDUCATION (1.67%)
          50,000  CBT Group Public Limited Company ADR *                 675,000
--------------------------------------------------------------------------------
          28,000  Electronic Arts, Inc.*                               1,228,500
--------------------------------------------------------------------------------
                                                                       1,903,500
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (6.79%)
          28,000  BMC Software, Inc.*                                  1,681,750
--------------------------------------------------------------------------------
          32,500  Compuware Corp.*                                     1,913,437
--------------------------------------------------------------------------------
          37,000  Documentum, Inc.*                                    1,466,125
--------------------------------------------------------------------------------
          30,000  J.D. Edwards & Company*                              1,440,000
--------------------------------------------------------------------------------
          30,000  New Era Of Networks, Inc.*                           1,222,500
--------------------------------------------------------------------------------
                                                                       7,723,812
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - INTERNET (5.93%)
          15,000  America Online, Inc.                                 1,668,750
--------------------------------------------------------------------------------
          30,000  Earthlink Network, Inc.*                             1,237,500
--------------------------------------------------------------------------------
          25,000  Exodus Communication, Inc.*                            609,375
--------------------------------------------------------------------------------
          15,000  Mindspring Enterprises, Inc.*                          622,500
--------------------------------------------------------------------------------
          90,000  Spyglass, Inc.*                                      1,147,500
--------------------------------------------------------------------------------
          43,000  Verio, Inc.*                                         1,064,250
--------------------------------------------------------------------------------
           3,000  Yahoo, Inc.*                                           388,500
--------------------------------------------------------------------------------
                                                                       6,738,375
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - MEDICAL (2.73%)
          40,000  Access Health, Inc.*                                 1,475,000
--------------------------------------------------------------------------------
          32,000  HBO & Company                                          924,000
--------------------------------------------------------------------------------
          35,000  Quadramed Corp.*                                       704,375
--------------------------------------------------------------------------------
                                                                       3,103,375
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - SECURITY (1.92%)
          55,000  Axent Technologies, Inc.*                            1,024,375
--------------------------------------------------------------------------------
          33,000  Network Associates, Inc.*                            1,171,500
--------------------------------------------------------------------------------
                                                                       2,195,875
--------------------------------------------------------------------------------
ELECTRICAL - CONNECTORS (1.36%)
          65,000  AFC Cable Systems, Inc.*                             1,543,750
--------------------------------------------------------------------------------

             THE BERGER FUNDS  6  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER NEW GENERATION FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (93.12%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (6.05%)
          72,000  Applied Micro Circuits Corp.*                   $    1,071,000
--------------------------------------------------------------------------------
          20,000  Broadcom Corporation*                                1,420,000
--------------------------------------------------------------------------------
          18,000  Intel Corporation                                    1,543,500
--------------------------------------------------------------------------------
          35,000  Micron Technology, Inc.                              1,065,312
--------------------------------------------------------------------------------
          70,000  Sipex Corporation *                                  1,776,250
--------------------------------------------------------------------------------
                                                                       6,876,062
--------------------------------------------------------------------------------
FINANCE - INVESTMENT BROKERS (0.76%)
         105,000  Knight/Trimark Group, Inc.*                            866,250
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (0.45%)
          31,800  TeleBanc Financial Corporation*                        512,775
--------------------------------------------------------------------------------
FOOD - DAIRY PRODUCTS (0.67%)
          50,000  Horizon Organic Holding Corporation*                   762,500
--------------------------------------------------------------------------------
MEDIA - CABLE TV (3.31%)
          35,000  Comcast Corporation Class A                          1,631,875
--------------------------------------------------------------------------------
          23,000  Cox Communications, Inc. Class A*                    1,256,375
--------------------------------------------------------------------------------
          48,750  Tele-Communications TCI Ventures Group Class
                  A*                                                     874,453
--------------------------------------------------------------------------------
                                                                       3,762,703
--------------------------------------------------------------------------------
MEDIA-RADIO/TV (2.00%)
          48,600  Capstar Broadcasting Corporation*                      750,262
--------------------------------------------------------------------------------
          30,000  Jacor Communications, Inc.*                          1,518,750
--------------------------------------------------------------------------------
                                                                       2,269,012
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (0.69%)
          15,000  American Home Products Corp.                           785,625
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (1.00%)
          80,000  Theragenics Corporation*                             1,135,000
--------------------------------------------------------------------------------
MEDICAL - GENERIC DRUGS (2.54%)
          55,000  Mylan Laboratories, Inc.                             1,622,500
--------------------------------------------------------------------------------
          25,000  Watson Pharmaceuticals, Inc.*                        1,268,750
--------------------------------------------------------------------------------
                                                                       2,891,250
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (2.03%)
          37,000  Province Healthcare Co.*                             1,260,312
--------------------------------------------------------------------------------
          25,000  Universal Health Services, Inc.*                     1,043,750
--------------------------------------------------------------------------------
                                                                       2,304,062
--------------------------------------------------------------------------------
MEDICAL - INSTRUMENTS (1.45%)
          40,000  Xomed Surgical Products, Inc.*                       1,645,000
--------------------------------------------------------------------------------
MEDICAL - PRODUCTS (1.74%)
          35,000  Biomet Corp.                                         1,214,062
--------------------------------------------------------------------------------
          35,000  Sterigenics International, Inc.*                       765,625
--------------------------------------------------------------------------------
                                                                       1,979,687
--------------------------------------------------------------------------------

COMMON STOCKS (93.12%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (1.11%)
          25,000  Bergen Brunswig Corp. Class A                   $    1,264,062
--------------------------------------------------------------------------------
MEDICAL/DENTAL SERVICES (1.29%)
          45,000  ICON PLC ADR*                                        1,468,125
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (0.88%)
          60,000  Veritas DGC, Inc.*                                   1,001,250
--------------------------------------------------------------------------------
OIL & GAS - U.S. EXPLORATION & PRODUCTION (0.52%)
          15,000  Anadarko Petroleum Corporation                         589,687
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (6.20%)
          24,800  American Disposal Services, Inc.*                      965,650
--------------------------------------------------------------------------------
          53,800  Casella Waste Systems, Inc. Class A*                 1,829,200
--------------------------------------------------------------------------------
          54,000  Steris Corp.*                                        1,525,500
--------------------------------------------------------------------------------
          40,000  Superior Services, Inc.*                             1,127,500
--------------------------------------------------------------------------------
          90,000  U.S. Liquids, Inc.*                                  1,597,500
--------------------------------------------------------------------------------
                                                                       7,045,350
--------------------------------------------------------------------------------
RETAIL - SUPERMARKETS (0.20%)
           5,450  Whole Foods Market, Inc.*                              229,581
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - CELLULAR (1.28%)
          57,000  American Tower Corp.                                 1,453,500
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (3.95%)
          62,000  Com21, Inc.*                                         1,108,250
--------------------------------------------------------------------------------
          80,000  Ortel Corporation*                                   1,280,000
--------------------------------------------------------------------------------
          27,000  Tellabs, Inc.*                                       1,074,937
--------------------------------------------------------------------------------
          25,000  Uniphase Corp.*                                      1,025,000
--------------------------------------------------------------------------------
                                                                       4,488,187
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (4.16%)
          90,000  Crown Castle International Corp.*                      866,250
--------------------------------------------------------------------------------
          43,000  Global Crossing Ltd.*                                  897,625
--------------------------------------------------------------------------------
          38,000  MCI Worldcom, Inc.*                                  1,857,250
--------------------------------------------------------------------------------
          25,000  MediaOne Group, Inc.*                                1,110,937
--------------------------------------------------------------------------------
                                                                       4,732,062
--------------------------------------------------------------------------------
TRANSPORTATION - SERVICES (0.55%)
          52,400  United Road Services, Inc.*                            625,525
--------------------------------------------------------------------------------
Total Common Stocks
(cost $95,833,878)                                                   105,864,829
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             THE BERGER FUNDS  7  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER NEW GENERATION FUND
SCHEDULE OF INVESTMENTS

REPURCHASE AGREEMENT (4.66%)                                  September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
      $5,303,000  State Street Repurchase Agreement, 5.35% dated
                  September 30, 1998, to be repurchased at
                  $5,303,788 on October 1, 1998, collateralized
                  by U.S. Treasury Bond, 5.75% - March 10, 2000,
                  with a value of $5,410,905.                     $    5,303,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $5,303,000)                                                      5,303,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.08%)
--------------------------------------------------------------------------------

       1,375,000  Federal Home Loan Mortgage Corp. Discount Note
                  -5.16%, 10/20/98                                     1,371,255
--------------------------------------------------------------------------------
       1,000,000  Federal Home Loan Mortgage Corp. Discount Note
                  -5.13%, 10/13/98                                       998,296
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $2,369,551)                                                      2,369,551
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments
(cost $103,506,429) (99.86%)                                         113,537,380
--------------------------------------------------------------------------------
Other Assets, Less Liabilities (0.14%)                                   155,211
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $  113,692,591
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*    Non-income producing security.
PLC  Public Limited Company.
ADR  American Depository Receipt.

See notes to financial statements.

             THE BERGER FUNDS  8  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER NEW GENERATION FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                              $ 103,506,429
--------------------------------------------------------------------------------
Investments, at value                                             $ 113,537,380
--------------------------------------------------------------------------------
Cash                                                                        625
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                         7,009,924
--------------------------------------------------------------------------------
   Fund shares sold                                                     361,510
--------------------------------------------------------------------------------
   Dividends                                                              3,365
--------------------------------------------------------------------------------
   Interest                                                                 788
--------------------------------------------------------------------------------
        Total Assets                                                120,913,592
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    4,367,397
--------------------------------------------------------------------------------
   Fund shares redeemed                                               2,640,569
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                      81,258
--------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                    978
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                           32,541
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                    22,572
--------------------------------------------------------------------------------
   Accrued audit fees                                                    15,300
--------------------------------------------------------------------------------
   Accrued administrative service fees                                      903
--------------------------------------------------------------------------------
   Accrued shareholder report fees                                       59,483
--------------------------------------------------------------------------------
        Total Liabilities                                             7,221,001
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $ 113,692,591
--------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                       Unlimited
--------------------------------------------------------------------------------
   Shares Outstanding                                                 8,978,164
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $       12.66
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
--------------------------------------------------------------------------------
   Dividends                                                       $     80,079
--------------------------------------------------------------------------------
   Interest                                                             371,826
--------------------------------------------------------------------------------
        Total Income                                                    451,905
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                           1,228,947
--------------------------------------------------------------------------------
   Administrative services fee                                           13,655
--------------------------------------------------------------------------------
   Accounting fees                                                       20,015
--------------------------------------------------------------------------------
   Custodian fees                                                        27,462
--------------------------------------------------------------------------------
   Transfer agent fees                                                  423,688
--------------------------------------------------------------------------------
   Registration fees                                                     39,778
--------------------------------------------------------------------------------
   12b-1 fees                                                           341,375
--------------------------------------------------------------------------------
   Audit fees                                                            31,862
--------------------------------------------------------------------------------
   Legal fees                                                             8,434
--------------------------------------------------------------------------------
   Trustees' fees and expenses                                           14,055
--------------------------------------------------------------------------------
   Reports to shareholders                                              170,794
--------------------------------------------------------------------------------
   Other expenses                                                        25,802
--------------------------------------------------------------------------------
        Gross Expenses                                                2,345,867
--------------------------------------------------------------------------------
        Less fees paid indirectly                                        (1,350)
--------------------------------------------------------------------------------
        Less earnings credits                                           (19,599)
--------------------------------------------------------------------------------
        Net Expenses                                                  2,324,918
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                 (1,873,013)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                       12,260,073
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                      (34,407,514)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                     (22,147,441)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $(24,020,454)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  9  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER NEW GENERATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                   September 30,    September 30,
                                                            1998             1997
---------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                      $  (1,873,013)   $  (1,616,800)
---------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                      12,260,073        5,045,424
---------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                             (34,407,514)      30,175,003
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                   (24,020,454)      33,603,627
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                        --       (5,581,496)
---------------------------------------------------------------------------------
Net realized gains on investments                            --               --
---------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                              --       (5,581,496)
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                           136,968,651      188,053,642
---------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of dividends and distributions                             --        5,397,637
---------------------------------------------------------------------------------
Payments for shares redeemed                       (189,419,648)    (148,221,185)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                      (52,450,997)      45,230,094
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets               (76,471,451)      73,252,225
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                 190,164,042      116,911,817
---------------------------------------------------------------------------------
End of period                                     $ 113,692,591    $ 190,164,042
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)           $  99,444,698    $ 153,763,792
---------------------------------------------------------------------------------
Undistributed (Distributions in excess of) net
  investment income                                     (12,177)          (7,264)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                         4,229,119       (8,030,952)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions       10,030,951       44,438,466
---------------------------------------------------------------------------------
   Total                                          $ 113,692,591    $ 190,164,042
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                           9,617,032       15,166,296
---------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  dividends and distributions                                --          498,856
---------------------------------------------------------------------------------
Shares redeemed                                     (13,557,048)     (12,636,703)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                    (3,940,016)       3,028,449
---------------------------------------------------------------------------------
Shares outstanding, beginning of period              12,918,180        9,889,731
---------------------------------------------------------------------------------
Shares outstanding, end of period                     8,978,164       12,918,180
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  10  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                      SELECT
                                        FUND
PORTFOLIO MANAGER'S COMMENTARY   PATRICK S. ADAMS
                           [BERGER SELECT FUND PHOTO]

-  Ticker Symbol                            BESLX
-  Fund Number                              214

PERFORMANCE
The Berger Select Fund (the "Fund") commenced operations on December 31, 1997. At the end of our first fiscal year, and after only nine months of operation, our Fund significantly outpaced its benchmark, gaining 32.60%(1) year to date through September 30, 1998, compared with 6.03% for the Standard & Poor's (S&P) 500.(2)
The key to our consistent outperformance in a highly volatile market has been stock selection and active management. Our Fund is a nondiversified Fund that focuses on growth companies, with current emphasis on mid- to large-sized companies. Generally, we seek to achieve our objective of capital appreciation by taking larger positions in a smaller number of securities. Our core portfolio usually will number 20 to 30 stocks. This permits us to focus on companies with proven track records and with what we believe are superior potential earnings growth that is not yet fully reflected in the company's stock price.
PERIOD IN REVIEW
We benefited this year from a relatively high cash position, particularly in the highly volatile quarter ended September 30. We found what we believe to be interesting and attractively priced potential buys in the market during the quarter, and we could have completely reduced our cash position. But we decided to wait to get a little more confidence in the strength of the market before investing more of our available cash.
Areas in which we have focused are technology stocks (27.2% of total Fund assets) and retail and consumer cyclical stocks sensitive to the U.S. economy (9.9% and 8.5%, respectively, of total Fund assets). We continue to believe that technology, despite its short-term volatility, is a core long-term growth sector with many favorably priced stocks and improving fundamentals. Retail and consumer cyclical sectors traditionally have benefited from lower interest rates. Although the Fed's 1/4% rate cut on September 29 was not as large as the market hoped for, it is a step in the right direction and may be just the first in a series of rate reductions.

LOOKING AHEAD
We believe the U.S. economy is generally in good shape but that the tight monetary policy has put severe pressure on our global trading partners. We are hopeful the Fed will continue to lower rates, which should help improve investor confidence. Although 1998 third and fourth calendar quarter earnings reports are likely to show negative trends, once we get those behind us, we may begin to see increased confidence in 1999 earnings estimates and global growth rates. We believe in the meantime the down market is offering up many great investment opportunities that we will carefully evaluate for the portfolio. Our current positioning in technology and consumer stocks sensitive to the domestic economy should result in positive earnings potential as the market recovers.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

             THE BERGER FUNDS  11  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF BERGER SELECT
                     FUND VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                     BERGER                COST OF
                                                     SELECT     S&P 500    LIVING
                                                      FUND       INDEX      INDEX
12/31/97                                              $10,000    $10,000    $10,000
3/31/98                                               $13,710    $11,394    $10,056
6/30/98                                               $14,220    $11,770    $10,105
9/30/98                                               $13,260    $10,601    $10,130
BERGER SELECT FUND*
TOTAL RETURN
As of September 30, 1998
Life of Fund                                           32.60%
(12/31/97)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust_______________________________________________

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  12  SEPTEMBER 30, 1998 ANNUAL REPORT

                               BERGER SELECT FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (62.52%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
BANKS - MONEY CENTER (1.70%)
          13,200  NationsBank Corporation                          $     706,200
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (14.48%)
         235,400  Cadence Design Systems, Inc.*                        6,017,412
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (3.71%)
          14,100  Ascend Communications, Inc.*                           641,550
--------------------------------------------------------------------------------
          30,000  3Com Corporation*                                      901,875
--------------------------------------------------------------------------------
                                                                       1,543,425
--------------------------------------------------------------------------------
COMPUTER - MEMORY DEVICES (1.22%)
          20,000  Storage Technology Corp.*                              508,750
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (1.99%)
          15,000  Tyco International                                     828,750
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (7.80%)
          25,000  Altera Corp.*                                          878,125
--------------------------------------------------------------------------------
          15,700  Maxim Integrated Products, Inc.*                       437,637
--------------------------------------------------------------------------------
          10,000  Texas Instruments, Inc.                                527,500
--------------------------------------------------------------------------------
          40,000  Xilinx, Inc.*                                        1,400,000
--------------------------------------------------------------------------------
                                                                       3,243,262
--------------------------------------------------------------------------------
FINANCE - CONSUMER LOANS (3.37%)
           7,000  Associates First Capital Corp. Class A                 456,750
--------------------------------------------------------------------------------
          25,200  Household International, Inc.                          945,000
--------------------------------------------------------------------------------
                                                                       1,401,750
--------------------------------------------------------------------------------
INSURANCE - LIFE (1.84%)
          25,000  Conseco, Inc.                                          764,062
--------------------------------------------------------------------------------
LEISURE - SERVICES (3.03%)
          15,000  Carnival Corporation                                   477,187
--------------------------------------------------------------------------------
          29,400  Royal Caribbean Cruises Ltd.                           780,937
--------------------------------------------------------------------------------
                                                                       1,258,124
--------------------------------------------------------------------------------
MEDIA - RADIO/TV (0.99%)
          12,300  Chancellor Media Corporation*                          410,512
--------------------------------------------------------------------------------
MEDICAL - BIOMED/GENETICS (1.91%)
          20,000  Centocor, Inc.*                                        792,500
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (1.38%)
          20,000  Tenet Healthcare Corporation*                          575,000
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (2.87%)
          29,500  Kimberly-Clark Corp.                                 1,194,750
--------------------------------------------------------------------------------

COMMON STOCKS (62.52%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (1.92%)
          16,600  Waste Management, Inc.                           $     797,836
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (5.31%)
          50,000  Sears Roebuck & Co.                                  2,209,375
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (1.30%)
          20,000  Barnes & Noble, Inc.*                                  540,000
--------------------------------------------------------------------------------
RETAIL/WHOLESALE OFFICE SUPPLIES (3.24%)
          60,000  Office Depot, Inc.*                                  1,346,250
--------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURING (4.46%)
          45,200  Tommy Hilfiger Corporation*                          1,853,200
--------------------------------------------------------------------------------
Total Common Stocks
(cost $26,043,415)                                                    25,991,158
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (15.93%)
--------------------------------------------------------------------------------

$        725,000  Federal Home Loan Discount Note - 5.00%,
                  10/1/98                                                725,000
--------------------------------------------------------------------------------
       1,100,000  Federal Home Loan Discount Note - 5.45%,
                  10/2/98                                              1,099,833
--------------------------------------------------------------------------------
         900,000  Federal Home Loan Discount Note - 5.42%,
                  10/19/98                                               897,562
--------------------------------------------------------------------------------
       3,900,000  Federal National Mortgage Corp. Discount Note -
                  5.42%, 10/5/98                                       3,897,655
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $6,620,050)                                                      6,620,050
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.56%)
--------------------------------------------------------------------------------

       1,896,000  State Street Repurchase Agreement, 5.35% dated
                  September 30, 1998, to be repurchased at
                  $1,896,282 on October 1, 1998, collateralized
                  by U.S. Treasury Bond, 5.86% - November 7,
                  2000, with a value of $1,936,488.                    1,896,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $1,896,000)                                                      1,896,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (cost $34,559,465) (83.01%)                         34,507,208
--------------------------------------------------------------------------------
Other assets, less liabilities (16.99%)                                7,063,798
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $  41,571,006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

             THE BERGER FUNDS  13  SEPTEMBER 30, 1998 ANNUAL REPORT

                               BERGER SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  September 30,
                                                                           1998
-------------------------------------------------------------------------------
ASSETS
Investments, at cost                                              $ 34,559,465
-------------------------------------------------------------------------------
Investments, at value                                             $ 34,507,208
-------------------------------------------------------------------------------
Cash                                                                   554,651
-------------------------------------------------------------------------------
Receivables
   Investment securities sold                                        8,283,810
-------------------------------------------------------------------------------
   Fund shares sold                                                  2,919,464
-------------------------------------------------------------------------------
   Dividends                                                            12,771
-------------------------------------------------------------------------------
   Interest                                                                283
-------------------------------------------------------------------------------
        Total Assets                                                46,278,187
-------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                   4,373,081
-------------------------------------------------------------------------------
   Fund shares redeemed                                                273,021
-------------------------------------------------------------------------------
   Accrued investment advisory fees                                     21,811
-------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                 5,020
-------------------------------------------------------------------------------
   Accrued transfer agent fees                                           5,940
-------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                    7,270
-------------------------------------------------------------------------------
   Accrued audit fees                                                   11,300
-------------------------------------------------------------------------------
   Accrued administrative service fees                                     290
-------------------------------------------------------------------------------
   Accrued shareholder report fees                                       1,473
-------------------------------------------------------------------------------
   Accrued other expenses                                                7,975
-------------------------------------------------------------------------------
        Total Liabilities                                            4,707,181
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $ 41,571,006
-------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                      Unlimited
-------------------------------------------------------------------------------
   Shares Outstanding                                                3,136,271
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $      13.26
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     Period From
                                                            December 31, 1997(1)
                                                                              to
                                                              September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                       $     84,921
--------------------------------------------------------------------------------
   Interest                                                             404,894
--------------------------------------------------------------------------------
        Total Income                                                    489,815
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                             143,347
--------------------------------------------------------------------------------
   Administrative services fee                                            1,910
--------------------------------------------------------------------------------
   Accounting fees                                                        6,726
--------------------------------------------------------------------------------
   Custodian fees                                                        15,346
--------------------------------------------------------------------------------
   Transfer agent fees                                                   22,068
--------------------------------------------------------------------------------
   Registration fees                                                     12,085
--------------------------------------------------------------------------------
   12b-1 fees                                                            47,782
--------------------------------------------------------------------------------
   Audit fees                                                            12,800
--------------------------------------------------------------------------------
   Legal fees                                                             6,020
--------------------------------------------------------------------------------
   Trustees' fees and expenses                                            1,972
--------------------------------------------------------------------------------
   Reports to shareholders                                               12,296
--------------------------------------------------------------------------------
   Other expenses                                                           143
--------------------------------------------------------------------------------
        Gross Expenses                                                  282,495
--------------------------------------------------------------------------------
        Less fees paid indirectly                                        (6,615)
--------------------------------------------------------------------------------
        Less earnings credits                                            (1,520)
--------------------------------------------------------------------------------
        Net Expenses                                                    274,360
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                    215,455
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                               2,235,808
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                          (52,257)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions                                   2,183,551
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  2,399,006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  14  SEPTEMBER 30, 1998 ANNUAL REPORT

                               BERGER SELECT FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Period from
                                                             December 31, 1997(1) to
                                                                  September 30, 1998
------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                  $    215,455
------------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                          2,235,808
------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                            (52,257)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                2,399,006
------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                   --
------------------------------------------------------------------------------------
Net realized gains on investments                                       --
------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                         --
------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                       70,190,167
------------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of dividends and distributions                                        --
------------------------------------------------------------------------------------
Payments for shares redeemed                                   (31,018,167)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                       39,172,000
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                           41,571,006
------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                     --
------------------------------------------------------------------------------------
End of period                                                 $ 41,571,006
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                       $ 39,172,000
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                         215,455
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                                    2,235,808
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions                     (52,257)
------------------------------------------------------------------------------------
   Total                                                      $ 41,571,006
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                                      5,378,776
------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                                         --
------------------------------------------------------------------------------------
Shares redeemed                                                 (2,242,505)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                3,136,271
------------------------------------------------------------------------------------
Shares outstanding, beginning of period                                 --
------------------------------------------------------------------------------------
Shares outstanding, end of period                                3,136,271
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  15  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                               SMALL COMPANY
                                 GROWTH FUND
PORTFOLIO MANAGER'S COMMENTARY
                    [BERGER SMALL COMPANY GROWTH FUND PHOTO]

-  Ticker Symbol                            BESCX
-  Fund Number                              345

PERFORMANCE
Against the backdrop of one of the most turbulent markets in recent memory, the Berger Small Company Growth Fund (the "Fund") had a total return of -24.70%(1) for the fiscal year ended September 30, 1998, compared with -19.02% for the Russell 2000(2) and -24.83% for the Russell 2000 Growth Index,(3) which is a more accurate comparison for our Fund.
Our Fund's fiscal year began and ended during difficult periods. In October 1997, the market began to focus on the emerging crisis in Asia and the month ended with a sharp stock market decline. This proved to be at least an intermediate bottom for larger cap stocks, but small cap stocks continued down through mid-January. This is typical in periods of economic uncertainty because investors tend to shorten their investment horizons and become more risk-averse. As a result, the market was dominated by a few large companies, which were very strong despite valuations that were extremely high by most measures.
Small stocks had their day, briefly, from mid-January to mid-April. But by mid-summer both the Russell 2000 and S&P 500 declined further. The decline is attributable to the global spread of the Asian financial crisis. Russia and parts of Eastern Europe are variously collapsing/troubled; Latin America, particularly Brazil, is considered to be at risk; Mexico is shaky, given its dependence on oil exports for a significant part of its GDP. The so-called "Asian Contagion" is seen lapping against our shores, and there are scattered signs that the U.S. economy is beginning to weaken. After an unprecedented seven-plus year expansion, this shouldn't come as a surprise. Global economic concerns, the crisis in the White House and a market selling at very high levels combined is a recipe for correction, if not a bear market.
PERIOD IN REVIEW
Typical of its historical performance, our Fund did very well during good periods in the market and fairly poorly during down periods. The aggressive nature of our investments, coupled with an attempt to ride out storms in our core holdings, increases our Fund's volatility. There were bright spots, however.
Our Internet-related stocks, such as Yahoo!, CMG Information Services and Lycos, had outstanding returns. TSI International, a leader in software automation and one of our larger holdings, also was a stellar stock.
Broadcasting stocks, in which we have held a substantial position, were a disappointment, especially in the last quarter. Although fundamentals at radio companies remain strong, the market quickly and violently discounted a slowdown in consumer spending and brought these stocks down to valuations not seen since the 1991 recession. Staffing companies were also hurt by this market sentiment. After closing our Fund to new investors in November 1997, we reopened it in May 1998 because, given the year's sharp pullback in small stocks, assets declined to levels that made our Fund more manageable. In addition, we changed our investment parameters to correspond with those of the Russell 2000. Instead of being limited primarily to stocks with under $1 billion market capitalization at the time of purchase, we now can invest in stocks at the upper limit of the Russell 2000 parameter. This monthly adjusted parameter, which expands in strong markets and contracts in weak ones, will enable us to align our Fund more closely with the market's changing definition of small cap stocks.

LOOKING AHEAD
This market decline has been extremely painful, but there are encouraging signs on the horizon. Valuations are no longer excessive. In our opinion, the market is now in a fair value range. And small cap stocks, we believe, are now even more attractively valued than the market overall.

The decline in the stock market has, we believe, taken into account slower earnings growth and a possible recession. If there is a recession, depending on its length and severity, the market may have already "paid for it" with the recent decline.

Although this has been and remains a very trying time to invest in small cap stocks, we believe it quite possible that we have seen the worst and that 1999 could be a great year for small cap stocks.

We are pleased to announce that Amy Selner, Vice President of Berger Associates, assumed management of this Fund on November 20, 1998. Amy has been the portfolio manager of the Berger Mid Cap Growth Fund since its inception and has more than seven years of experience in the investment industry. We look forward to her continued success in the management of this fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The Russell 2000 index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.
3. The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure small company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

             THE BERGER FUNDS  16  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF BERGER SMALL
  COMPANY GROWTH FUND VS. RUSSELL 2000 INDEX AND
               COST OF LIVING INDEX
                                                      BERGER
                                                       SMALL      RUSSELL    COST OF
                                                      COMPANY      2000      LIVING
                                                    GROWTH FUND    INDEX      INDEX
12/30/93                                                $10,000    $10,000    $10,000
9/30/94                                                 $10,960    $10,003    $10,247
9/30/95                                                 $14,457    $12,343    $10,508
9/30/96                                                 $18,982    $13,964    $10,823
9/30/97                                                 $22,338    $18,599    $11,056
9/30/98                                                 $16,821    $15,062    $11,207
BERGER SMALL COMPANY GROWTH FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                  -24.70%
Life of Fund                                             11.57%
(12/30/93)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust_______________________________________________

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  17  SEPTEMBER 30, 1998 ANNUAL REPORT

                        BERGER SMALL COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (84.54%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
SHARES/PAR VALUE                                                            VALUE
---------------------------------------------------------------------------------
CHEMICALS - SPECIALTY (0.27%)
         316,300   North American Scientific, Inc.*                $    1,502,425
---------------------------------------------------------------------------------
COMMERCIAL SERVICES - ADVERTISING (2.65%)
         270,000   HA-LO Industries, Inc.*                              7,897,500
---------------------------------------------------------------------------------
         250,000   Lamar Advertising Company*                           7,000,000
---------------------------------------------------------------------------------
                                                                       14,897,500
---------------------------------------------------------------------------------
COMMERCIAL SERVICES - MISCELLANEOUS (2.62%)
         105,000   CMG Information Services, Inc.*                      5,591,250
---------------------------------------------------------------------------------
         150,000   Medquist, Inc.*                                      4,743,750
---------------------------------------------------------------------------------
         128,600   ProBusiness Services, Inc.*                          4,372,400
---------------------------------------------------------------------------------
                                                                       14,707,400
---------------------------------------------------------------------------------
COMMERCIAL SERVICES - SCHOOLS (2.13%)
         511,000   Devry, Inc.*                                        11,976,562
---------------------------------------------------------------------------------
COMMERCIAL SERVICES - STAFFING (4.20%)
         350,000   Accustaff, Inc.*                                     5,096,875
---------------------------------------------------------------------------------
         236,400   AHL Services, Inc.*                                  7,742,100
---------------------------------------------------------------------------------
         400,000   Labor Ready, Inc.*                                   5,850,000
---------------------------------------------------------------------------------
          75,000   Personnel Group of America, Inc.*                      923,437
---------------------------------------------------------------------------------
         230,000   Select Appointments PLC ADR                          3,996,250
---------------------------------------------------------------------------------
                                                                       23,608,662
---------------------------------------------------------------------------------
COMPUTER - MEMORY DEVICES (0.90%)
         100,000   Network Appliance, Inc.*                             5,062,500
---------------------------------------------------------------------------------
COMPUTER - SERVICES (4.20%)
          65,000   Cambridge Technology Partners, Inc.*                 1,450,312
---------------------------------------------------------------------------------
         270,000   Ciber, Inc.*                                         5,450,625
---------------------------------------------------------------------------------
         300,000   Icon CMT Corporation*                                3,337,500
---------------------------------------------------------------------------------
         245,000   USWeb Corp.*                                         3,200,312
---------------------------------------------------------------------------------
         550,000   Whittman-Hart, Inc.*                                10,106,250
---------------------------------------------------------------------------------
                                                                       23,544,999
---------------------------------------------------------------------------------
COMPUTER SOFTWARE - DESKTOP (0.86%)
         368,600   Docucorp International, Inc.*                        1,566,550
---------------------------------------------------------------------------------
         200,500   Macromedia, Inc.*                                    3,258,125
---------------------------------------------------------------------------------
                                                                        4,824,675
---------------------------------------------------------------------------------
COMPUTER SOFTWARE - EDUCATION (0.66%)
         275,000   CBT Group PLC ADR*                                   3,712,500
---------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (4.96%)
         150,200   Aspen Technology, Inc.*                              4,017,850
---------------------------------------------------------------------------------
         110,000   Mercury Interactive Corporation*                     4,365,625
---------------------------------------------------------------------------------
         190,500   Sapient Corp.*                                       6,500,812
---------------------------------------------------------------------------------
         375,000   TSI International Software Ltd.*                    12,984,375
---------------------------------------------------------------------------------
                                                                       27,868,662
---------------------------------------------------------------------------------

COMMON STOCKS (84.54%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
SHARES/PAR VALUE                                                            VALUE
---------------------------------------------------------------------------------
COMPUTER SOFTWARE - INTERNET (3.17%)
         180,000   Lycos, Inc.*                                    $    6,086,250
---------------------------------------------------------------------------------
         180,000   Onsale, Inc.*                                        3,003,750
---------------------------------------------------------------------------------
         269,200   Verio, Inc.*                                         6,662,700
---------------------------------------------------------------------------------
          16,000   Yahoo, Inc.*                                         2,072,000
---------------------------------------------------------------------------------
                                                                       17,824,700
---------------------------------------------------------------------------------
COMPUTER SOFTWARE - MEDICAL (3.05%)
         258,300   Eclipsys Corporation*                                5,908,612
---------------------------------------------------------------------------------
         180,000   HBO & Company                                        5,197,500
---------------------------------------------------------------------------------
         300,000   Quadramed Corp.*                                     6,037,500
---------------------------------------------------------------------------------
                                                                       17,143,612
---------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (1.00%)
         390,000   NBTY, Inc.*                                          3,071,250
---------------------------------------------------------------------------------
         100,000   Twin Lab Corp.*                                      2,562,500
---------------------------------------------------------------------------------
                                                                        5,633,750
---------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (0.85%)
         200,000   Pittway Corporation Class A*                         4,775,000
---------------------------------------------------------------------------------
ELECTRONIC - MEASURING INSTRUMENTS (1.50%)
         126,100   Waters Corporation*                                  8,448,700
---------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (2.02%)
          90,000   Etec Systems, Inc.*                                  2,345,625
---------------------------------------------------------------------------------
         407,200   Integrated Process Equipment Co.*                    3,054,000
---------------------------------------------------------------------------------
         125,000   PRI Automation, Inc.*                                1,562,500
---------------------------------------------------------------------------------
         240,900   Teradyne, Inc.*                                      4,396,425
---------------------------------------------------------------------------------
                                                                       11,358,550
---------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (1.92%)
         200,000   Maxim Integrated Products, Inc.*                     5,575,000
---------------------------------------------------------------------------------
         220,000   Vitesse Semiconductor Corp.*                         5,197,500
---------------------------------------------------------------------------------
                                                                       10,772,500
---------------------------------------------------------------------------------
FINANCE - CONSUMER LOANS (1.27%)
         275,000   Safeguard Scientifics, Inc.*                         7,132,812
---------------------------------------------------------------------------------
FINANCE - INVESTMENT MANAGEMENT (0.34%)
         106,400   Affiliated Managers Group, Inc.*                     1,915,200
---------------------------------------------------------------------------------
FINANCE - MORTGAGE & RELATED SERVICES (0.60%)
         331,700   Resource America, Inc.                               3,337,731
---------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (2.62%)
         225,000   Concord EFS, Inc.*                                   5,807,812
---------------------------------------------------------------------------------
         290,000   Nova Corp.*                                          8,899,375
---------------------------------------------------------------------------------
                                                                       14,707,187
---------------------------------------------------------------------------------
FUNERAL SERVICES & RELATED (1.40%)
         470,000   Stewart Enterprises, Inc.                            7,872,500
---------------------------------------------------------------------------------

             THE BERGER FUNDS  18  SEPTEMBER 30, 1998 ANNUAL REPORT

                        BERGER SMALL COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (84.54%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
SHARES/PAR VALUE                                                            VALUE
---------------------------------------------------------------------------------
HOUSEHOLD/OFFICE FURNITURE (2.06%)
         310,000   Herman Miller, Inc.                             $    6,122,500
---------------------------------------------------------------------------------
         250,000   Knoll, Inc.*                                         5,468,750
---------------------------------------------------------------------------------
                                                                       11,591,250
---------------------------------------------------------------------------------
MEDIA - RADIO/TV (7.16%)
         250,000   Chancellor Media Corporation*                        8,343,750
---------------------------------------------------------------------------------
          80,000   Clear Channel Communications, Inc.*                  3,800,000
---------------------------------------------------------------------------------
         270,000   Cox Radio, Inc.*                                     9,483,750
---------------------------------------------------------------------------------
         151,700   Emmis Communications Class A*                        5,726,675
---------------------------------------------------------------------------------
         215,000   Heftel Broadcasting Corp.
                   Class A*                                             8,116,250
---------------------------------------------------------------------------------
         221,000   Scandinavian Broadcasting Systems S.A.*              4,696,250
---------------------------------------------------------------------------------
                                                                       40,166,675
---------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS (1.34%)
         116,500   Medimmune, Inc.*                                     7,543,375
---------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (1.33%)
         260,000   Jones Pharma, Inc.                                   7,475,000
---------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (1.21%)
          12,600   Forest Laboratories, Inc.*                             433,125
---------------------------------------------------------------------------------
         450,000   Theragenics Corporation*                             6,384,375
---------------------------------------------------------------------------------
                                                                        6,817,500
---------------------------------------------------------------------------------
MEDICAL - INSTRUMENTS (1.38%)
         325,000   IDEXX Laboratories, Inc.*                            7,759,375
---------------------------------------------------------------------------------
MEDICAL - OUTPATIENT/HOME CARE (1.41%)
         329,999   Total Renal Care Holdings, Inc.*                     7,919,976
---------------------------------------------------------------------------------
MEDICAL/DENTAL SERVICES (3.60%)
         230,000   Boron Lepore And Associates*                         8,711,250
---------------------------------------------------------------------------------
         450,000   Renal Care Group, Inc.*                             11,531,250
---------------------------------------------------------------------------------
                                                                       20,242,500
---------------------------------------------------------------------------------
OFFICE - EQUIPMENT & AUTOMATION (0.60%)
         150,000   Daisytek International Corp.*                        3,375,000
---------------------------------------------------------------------------------
OIL & GAS - DRILLING (0.56%)
         150,000   Atwood Oceanics, Inc.*                               3,121,875
---------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (2.50%)
         340,000   BJ Services Co.*                                     5,525,000
---------------------------------------------------------------------------------
         586,300   Paradigm Geophysical Ltd.*#                          3,444,512
---------------------------------------------------------------------------------
         305,000   Veritas DGC, Inc.*                                   5,089,687
---------------------------------------------------------------------------------
                                                                       14,059,199
---------------------------------------------------------------------------------
OIL & GAS - MACHINERY/EQUIPMENT (0.60%)
         405,000   Varco International, Inc.*                           3,391,875
---------------------------------------------------------------------------------

COMMON STOCKS (84.54%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
SHARES/PAR VALUE                                                            VALUE
---------------------------------------------------------------------------------
OIL & GAS - U.S. EXPLORATION & PRODUCTION (1.41%)
         320,000   Ocean Energy, Inc.*                             $    4,200,000
---------------------------------------------------------------------------------
         385,700   Swift Energy Company*                                3,736,468
---------------------------------------------------------------------------------
                                                                        7,936,468
---------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (6.40%)
         249,000   Allied Waste Industries, Inc.*                       5,820,375
---------------------------------------------------------------------------------
         108,800   American Disposal Services, Inc.*                    4,236,400
---------------------------------------------------------------------------------
         332,000   Eastern Environmental Services, Inc.*               10,043,000
---------------------------------------------------------------------------------
         600,000   Newpark Resources, Inc.*                             4,125,000
---------------------------------------------------------------------------------
         518,750   Tetra Tech, Inc.*                                   11,671,875
---------------------------------------------------------------------------------
                                                                       35,896,650
---------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (1.87%)
         344,000   K & G Men's Center, Inc.*                            2,236,000
---------------------------------------------------------------------------------
         185,700   Pacific Sunwear Of California, Inc.*                 4,131,825
---------------------------------------------------------------------------------
         240,000   The Men's Wearhouse, Inc.*                           4,140,000
---------------------------------------------------------------------------------
                                                                       10,507,825
---------------------------------------------------------------------------------
RETAIL - HOME FURNISHINGS (0.28%)
          60,000   Cost Plus, Inc.*                                     1,597,500
---------------------------------------------------------------------------------
RETAIL - MAIL ORDER & DIRECT (0.43%)
          99,000   Black Box Corporation*                               2,400,750
---------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (0.60%)
         256,100   Cash America International, Inc.                     2,849,111
---------------------------------------------------------------------------------
          25,000   Guitar Center, Inc.*                                   468,750
---------------------------------------------------------------------------------
                                                                        3,317,861
---------------------------------------------------------------------------------
RETAIL - SUPERMARKETS (0.22%)
          30,000   Whole Foods Market, Inc.*                            1,263,750
---------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (4.63%)
         200,000   ADTRAN, Inc.*                                        4,250,000
---------------------------------------------------------------------------------
         390,000   Antec Corp.*                                         5,996,250
---------------------------------------------------------------------------------
          25,700   Gilat Satellite Networks Ltd.*                       1,156,500
---------------------------------------------------------------------------------
         490,000   Pairgain Technologies, Inc.*                         3,981,250
---------------------------------------------------------------------------------
         135,000   Uniphase Corp.*                                      5,535,000
---------------------------------------------------------------------------------
         250,000   World Access, Inc.*                                  5,062,500
---------------------------------------------------------------------------------
                                                                       25,981,500
---------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (1.76%)
         125,000   ICG Communications, Inc.*                            2,109,375
---------------------------------------------------------------------------------
         180,000   Metromedia Fiber Network, Inc.*                      5,895,000
---------------------------------------------------------------------------------
          80,000   Winstar Communications, Inc.*                        1,900,000
---------------------------------------------------------------------------------
                                                                        9,904,375
---------------------------------------------------------------------------------
Total Common Stocks
(cost $447,255,328)                                                   474,898,406
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

             THE BERGER FUNDS  19  SEPTEMBER 30, 1998 ANNUAL REPORT

                        BERGER SMALL COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS

                                                                           MARKET
SHARES/PAR VALUE                                                            VALUE

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.71%)
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  $   20,000,000   Federal Home Loan Mortgage Note - 5.42%,
                   10/19/98                                        $   19,945,800
---------------------------------------------------------------------------------
       4,000,000   Federal Home Loan Mortgage Note - 5.45%,
                   10/2/98                                              3,999,394
---------------------------------------------------------------------------------
      25,000,000   Federal National Mortgage Association Note -
                   5.42%, 10/5/98                                      24,984,952
---------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $48,930,146)                                                     48,930,146
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.36%)
--------------------------------------------------------------------------------

      24,488,000   State Street Repurchase Agreement, 5.35% dated
                   September 30, 1998, to be repurchased at
                   $24,491,639 on October 1, 1998, collateralized
                   by U.S. Treasury Bond, 5.60% - August 24,
                   2000, with a value of $24,977,931.                  24,488,000
---------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $24,488,000)                                                     24,488,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

PREFERRED STOCK NON-CONVERTIBLE (0.53%)
--------------------------------------------------------------------------------

COMPUTER - PERIPHERAL EQUIPMENT (0.53%)
         665,000   Candescent Technologies Corp.* @X                    2,992,500
---------------------------------------------------------------------------------
Total Preferred Stock Non-Convertible
(cost $3,657,500)                                                       2,992,500
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments (cost $524,330,974) (98.14%)                        551,309,052
---------------------------------------------------------------------------------
Other assets, less liabilities (1.86%)                                 10,432,445
---------------------------------------------------------------------------------
Net Assets (100.00%)                                               $  561,741,497
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* Non-income producing security.
PLC - Public Limited Company.
ADR - American Depository Receipt.
@ - Valued in good faith.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with the affiliates for the year ended September 30, 1998:

                                              Tower            Paradigm
                                          Semiconductor    Geophysical Ltd.
 -------------------------------------------------------------------------
Market Value at 9/30/97                     $ 12,918,750                  --
----------------------------------------------------------------------------
Purchases at Cost                                     --       $   4,104,100
----------------------------------------------------------------------------
Sales at Cost                                  6,696,127                  --
----------------------------------------------------------------------------
Change in Unrealized Appreciation/
  (Depreciation)                              (6,222,623)           (659,588)
----------------------------------------------------------------------------
Market Value at 9/30/98                               --           3,444,512
----------------------------------------------------------------------------
Dividend Income                                       --                  --
----------------------------------------------------------------------------
Realized Gain (Loss)                            (330,583)                 --
----------------------------------------------------------------------------

/X/ SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                  Fair Value as a
Security Name                             Date Acquired         Cost  Fair Value  % of Net Assets
-------------------------------------------------------------------------------------------------
Candescent Technologies Corporation
  Preferred Stock                                5/1/96   $3,657,500  $2,992,500             .53%

See notes to financial statements.

             THE BERGER FUNDS  20  SEPTEMBER 30, 1998 ANNUAL REPORT

                        BERGER SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                      September 30, 1998
------------------------------------------------------------------------
ASSETS
Investments, at cost                                    $ 524,330,974
------------------------------------------------------------------------
Investments, at value                                   $ 551,309,052
------------------------------------------------------------------------
Cash                                                              666
------------------------------------------------------------------------
Receivables
   Investment securities sold                              15,926,123
------------------------------------------------------------------------
   Fund shares sold                                           446,778
------------------------------------------------------------------------
   Dividends                                                   29,577
------------------------------------------------------------------------
   Interest                                                     3,639
------------------------------------------------------------------------
        Total Assets                                      567,715,835
------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                          4,482,297
------------------------------------------------------------------------
   Fund shares redeemed                                       367,953
------------------------------------------------------------------------
   Accrued investment advisory fees                           422,950
------------------------------------------------------------------------
   Accrued custodian and accounting fees                       27,366
------------------------------------------------------------------------
   Accrued transfer agent fees                                270,067
------------------------------------------------------------------------
   Accrued 12b-1 fees                                         117,486
------------------------------------------------------------------------
   Accrued audit fees                                          19,300
------------------------------------------------------------------------
   Accrued administrative service fees                          4,700
------------------------------------------------------------------------
   Accrued shareholder report fees                            262,219
------------------------------------------------------------------------
        Total Liabilities                                   5,974,338
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING             $ 561,741,497
------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                             Unlimited
------------------------------------------------------------------------
   Shares Outstanding                                     155,807,548
------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE                                                 $        3.61
------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                             Year Ended
                                                     September 30, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                           $     684,444
-----------------------------------------------------------------------
   Interest                                                2,843,303
-----------------------------------------------------------------------
        Total Income                                       3,527,747
-----------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------
   Investment advisory fees                                6,984,024
-----------------------------------------------------------------------
   Administrative services fee                                77,601
-----------------------------------------------------------------------
   Accounting fees                                            86,442
-----------------------------------------------------------------------
   Custodian fees                                             77,720
-----------------------------------------------------------------------
   Transfer agent fees                                     2,003,506
-----------------------------------------------------------------------
   Registration fees                                          40,598
-----------------------------------------------------------------------
   12b-1 fees                                              1,940,155
-----------------------------------------------------------------------
   Audit fees                                                 40,165
-----------------------------------------------------------------------
   Legal fees                                                 52,117
-----------------------------------------------------------------------
   Trustees' fees and expenses                                81,963
-----------------------------------------------------------------------
   Reports to shareholders                                   923,554
-----------------------------------------------------------------------
   Other expenses                                             68,963
-----------------------------------------------------------------------
        Gross Expenses                                    12,376,808
-----------------------------------------------------------------------
        Less fees paid indirectly                            (15,675)
-----------------------------------------------------------------------
        Less earnings credits                                (70,936)
-----------------------------------------------------------------------
        Less fees waived by the advisor                     (914,269)
-----------------------------------------------------------------------
        Net Expenses                                      11,375,928
-----------------------------------------------------------------------
        Net Investment Income (Loss)                      (7,848,181)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                  121,247,337
-----------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                 (310,416,907)
-----------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions         (189,169,570)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $(197,017,751)
-----------------------------------------------------------------------
-----------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  21  SEPTEMBER 30, 1998 ANNUAL REPORT

                        BERGER SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended       Year Ended
                                                    September 30,    September 30,
                                                             1998             1997
----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                       $  (7,848,181)   $  (8,257,780)
----------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                      121,247,337       78,747,991
----------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                             (310,416,907)      48,945,864
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                   (197,017,751)     119,436,075
----------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                         --               --
----------------------------------------------------------------------------------
Net realized gains on investments                    (77,784,883)     (34,716,279)
----------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                      (77,784,883)     (34,716,279)
----------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                            215,916,354      413,578,028
----------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of dividends and distributions                      75,634,304       33,942,130
----------------------------------------------------------------------------------
Payments for shares redeemed                        (357,691,265)    (501,022,213)
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                       (66,140,607)     (53,502,055)
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets               (340,943,241)      31,217,741
----------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                  902,684,738      871,466,997
----------------------------------------------------------------------------------
End of period                                      $ 561,741,497    $ 902,684,738
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)            $ 432,291,776    $ 504,096,047
----------------------------------------------------------------------------------
Undistributed net investment income (loss)               (65,655)         (36,953)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                        102,537,298       61,230,659
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions        26,978,078      337,394,985
----------------------------------------------------------------------------------
   Total                                           $ 561,741,497    $ 902,684,738
----------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                          45,416,641       92,035,384
----------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                       17,507,928        8,062,261
----------------------------------------------------------------------------------
Shares redeemed                                      (76,360,381)    (114,558,245)
----------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                    (13,435,812)     (14,460,600)
----------------------------------------------------------------------------------
Shares outstanding, beginning of period              169,243,360      183,703,960
----------------------------------------------------------------------------------
Shares outstanding, end of period                    155,807,548      169,243,360
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  22  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                   SMALL CAP
                                  VALUE FUND
PORTFOLIO MANAGER'S COMMENTARY   ROBERT H. PERKINS
                      [BERGER SMALL CAP VALUE FUND PHOTO]

-  Ticker Symbol - Investor Shares          BSCVX
                 - Institutional Shares     OMNIX
-  Fund Number - Investor Shares            120
               - Institutional Shares       403

PERFORMANCE
The Berger Small Cap Value Fund (the "Fund") had a total return for the fiscal year ended September 30, 1998 of -10.98%(1) (investor shares) and -10.65%(1) (institutional shares). This return trailed the 0.44% and 9.08% gains of the Dow Jones Industrial Average(2) and Standard & Poor's (S&P) 500(2) respectively, but outperformed the -19.02% return of the Russell 2000(3) index over the same period, which is a more accurate comparison of our Fund.
Our Fund lagged the broad market indexes because of the two-tier market that existed this year. Investor concerns about events in Asian and developing nations surfaced early in the year, diminished in the middle of the year and returned with a vengeance recently. As a result, for most of the year investors favored the large cap companies that dominate the broad indexes. Large companies are perceived to be safe harbors in turbulent waters and offer higher liquidity than small companies. Even though large stocks were also battered during the last quarter, they have outperformed small stocks for the year-to-date period. We bettered the performance of the small stock index largely because we consider the downside risk of each investment before its upside potential. We focus on undervalued stocks whose prices have already been beaten down to low levels. For example, one of our core strategies is to invest approximately 15% of total Fund assets in fallen growth stocks. These are stocks that we define as having temporary problems, are 50--70% off their highs, are selling at two to four times cash and have no debt. Although the prices of some of our holdings fell still further because of cyclical and market problems, we believe our approach enabled us to minimize losses.
PERIOD IN REVIEW
The year's volatile market gave us many opportunities to add to our fallen growth stock holdings, especially in capital goods and communications. Our relatively high cash position gave us the flexibility to take advantage of those opportunities. We increased positions in some of our existing fallen growth stock holdings over the year and added new positions. We believe the companies we own are survivors. They have exceedingly strong balance sheets. We feel risk is minimized, and the companies have excellent upside potential over the next 18 months as long-term growth rates reassert themselves.
Some of our best performers for the fiscal year were in the communications area. Two of our largest holdings -- Jones Intercable and Centennial Cellular -- benefited from moves that better positioned them for eventual buyout in an industry moving toward consolidation.

One of the major sector changes we made in the portfolio over the year was to reduce our holdings in the underperforming consumer sector. We sold a few stocks in this sector, including Eagle Hardware, when we felt they had reached their price objective.

We increased exposure to the energy sector from 3.7% of Fund assets on September 30, 1997, to 6.8% on September 30, 1998. Stocks in the oil services industry had been severely depressed by the decline in energy prices. We were able to acquire some good companies at excellent prices. Recent moves included adding Marine Drilling and BJ Services to the portfolio and increasing our investment in Key Energy.

We also increased our Real Estate Investment Trust (REIT) holdings this year. REIT yields, which historically have a lower yield than Treasury bonds, were 7--8% this year compared with 6% for bonds. REITs continue to give our Fund attractive returns with little downside risk.

Although our exposure in the financial sector was reduced over the year, we did enjoy good returns from the sale of three holdings that were bought by other financial institutions.

LOOKING AHEAD
Although small stocks have taken a beating, we are optimistic that the historic long-term superior returns of small stocks will reassert themselves. We have often stated that the market can be very inefficient in the short term but highly efficient in the long term. We believe we are in one of the inefficient periods. By many measures, the small stock market relative to the broad market has reached historic lows and appears poised for a rebound. We believe the rebound will occur once the broad market sorts itself out and, particularly, when the large company market leaders return to more realistic price levels. Until then, patience is the watchword for small stock investors.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The Dow Jones Industrial Average and the S&P 500 are unmanaged indexes, with dividends reinvested. One cannot invest directly in an index.
3. The Russell 2000 index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

             THE BERGER FUNDS  23  SEPTEMBER 30, 1998 ANNUAL REPORT

                          BERGER SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INVESTOR SHARES
         COMPARISON OF CHANGE IN VALUE OF
         BERGER SMALL CAP VALUE FUND VS.
   RUSSELL 2000 INDEX AND COST OF LIVING INDEX
                                                     BERGER SMALL
                                                          CAP         RUSSELL    COST OF
                                                      VALUE FUND       2000      LIVING
                                                    INVESTOR SHARES    INDEX      INDEX
9/30/88                                                     $10,000    $10,000    $10,000
9/30/89                                                     $12,567    $12,151    $10,434
9/30/90                                                     $10,013     $8,854    $11,077
9/30/91                                                     $11,877    $12,849    $11,452
9/30/92                                                     $12,696    $13,996    $11,795
9/30/93                                                     $16,533    $18,641    $12,112
9/30/94                                                     $19,399    $19,129    $12,471
9/30/95                                                     $22,598    $23,606    $12,788
9/30/96                                                     $26,268    $26,706    $13,172
9/30/97                                                     $38,962    $35,569    $13,456
9/30/98                                                     $34,685    $28,805    $13,639
BERGER SMALL CAP VALUE FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                      -10.98%
5 Year                                                       15.97%
10 Year                                                      13.24%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares. Performance
data for the Investor Shares include
periods prior to the adoption of class
designations on February 14, 1997, and
therefore do not reflect the 0.25% per year
12b-1 fee applicable to the Investor Shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL SHARES
  COMPARISON OF CHANGE IN VALUE OF BERGER SMALL
                CAP VALUE FUND VS.
   RUSSELL 2000 INDEX AND COST OF LIVING INDEX
                                                      BERGER     RUSSELL    COST OF
                                                    SMALL CAP     2000      LIVING
                                                    VALUE FUND    INDEX      INDEX
9/30/88                                               $250,000   $250,000   $250,000
9/30/89                                               $314,187   $303,783   $260,851
9/30/90                                               $250,320   $221,356   $276,920
9/30/91                                               $296,936   $321,222   $286,311
9/30/92                                               $317,397   $349,892   $294,866
9/30/93                                               $413,331   $466,037   $302,796
9/30/94                                               $484,980   $478,230   $311,770
9/30/95                                               $564,955   $590,138   $319,699
9/30/96                                               $656,703   $667,645   $329,299
9/30/97                                               $976,237   $889,229   $336,394
9/30/98                                               $872,289   $720,129   $340,985
BERGER SMALL CAP VALUE FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                 -10.65%
5 Year                                                  16.11%
10 Year                                                 13.31%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

             THE BERGER FUNDS  24  SEPTEMBER 30, 1998 ANNUAL REPORT

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger Omni Investment Trust____________________________________________________

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Small Cap Value Fund (constituting Berger Omni Investment Trust, formerly known as The Omni Investment Fund, hereafter referred to as the "Trust") at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period January 1, 1997 through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of The Omni Investment Fund for the year ended December 31, 1996 were audited by other independent accountants whose report dated January 24, 1997 expressed an unqualified opinion on those financial statements.
[PRICEWATERHOUSECOOPERS LLP SIGNATURE]
PricewaterhouseCoopers LLP
Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  25  SEPTEMBER 30, 1998 ANNUAL REPORT

                          BERGER SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (84.31%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
AUTO/TRUCK - ORIGINAL EQUIPMENT (0.21%)
          41,600   Simpson Industries, Inc.                       $      418,600
--------------------------------------------------------------------------------
BANKS - NORTHEAST (4.96%)
         100,000   Banknorth Group, Inc.                               2,925,000
--------------------------------------------------------------------------------
         102,700   Community Bank Systems, Inc.                        2,933,368
--------------------------------------------------------------------------------
         230,000   Peoples Heritage Financial Group, Inc.              4,125,625
--------------------------------------------------------------------------------
                                                                       9,983,993
--------------------------------------------------------------------------------
BANKS - SOUTHEAST (5.01%)
         100,000   CCB Financial Corporation                          10,075,000
--------------------------------------------------------------------------------
BUILDING - CONSTRUCTION PRODUCTS/MISCELLANEOUS (1.69%)
         152,400   Juno Lighting, Inc.                                 3,409,950
--------------------------------------------------------------------------------
COMPUTER - INTEGRATED SYSTEMS (1.03%)
         420,000   Hypercom Corporation*                               2,073,750
--------------------------------------------------------------------------------
COMPUTER - MEMORY DEVICES (1.43%)
         140,000   SMART Modular Technologies, Inc.*                   2,878,750
--------------------------------------------------------------------------------
COMPUTER - PERIPHERAL EQUIPMENT (1.27%)
         180,000   Splash Tecnology Holdings, Inc.*                    2,565,000
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - MISCELLANEOUS (4.12%)
         400,000   Jostens, Inc.                                       8,300,000
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (4.08%)
         390,000   Federal Signal Corporation                          8,214,375
--------------------------------------------------------------------------------
ELECTRICAL - MISCELLANEOUS COMPONENTS (2.04%)
         290,000   Sawtek, Inc.*                                       4,096,250
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (4.78%)
         320,000   Brooks Automation, Inc.*                            3,180,000
--------------------------------------------------------------------------------
         166,500   CFM Technologies, Inc.                              1,227,937
--------------------------------------------------------------------------------
          70,000   Etec Systems, Inc.*                                 1,824,375
--------------------------------------------------------------------------------
         315,000   Speedfam International, Inc.*                       3,386,250
--------------------------------------------------------------------------------
                                                                       9,618,562
--------------------------------------------------------------------------------
FINANCE - EQUITY REIT (7.84%)
         130,000   Gables Residential Trust                            3,485,625
--------------------------------------------------------------------------------
         670,000   IRT Property Co.                                    6,783,750
--------------------------------------------------------------------------------
         290,000   Summit Properties, Inc.                             5,510,000
--------------------------------------------------------------------------------
                                                                      15,779,375
--------------------------------------------------------------------------------

COMMON STOCKS (84.31%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - PUBLIC INVESTMENT FUND - FOREIGN (4.60%)
         176,300   Central European Value Fund, Inc.              $    1,608,737
--------------------------------------------------------------------------------
         253,000   Emerging Markets Telecommunications Fund            2,229,562
--------------------------------------------------------------------------------
         180,000   GT Global Eastern Europe Fund                         888,750
--------------------------------------------------------------------------------
         258,000   Latin America Equity Fund, Inc.                     1,757,625
--------------------------------------------------------------------------------
         480,000   Morgan Stanley Asia Pacific Fund, Inc.              2,790,000
--------------------------------------------------------------------------------
                                                                       9,274,674
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOANS (6.53%)
          80,000   Life Financial Corp.*                                 405,000
--------------------------------------------------------------------------------
         230,000   Riverview Bancorp                                   3,220,000
--------------------------------------------------------------------------------
         220,000   Saint Paul Bancorp                                  4,798,750
--------------------------------------------------------------------------------
         300,000   Warren Bancorp Inc.                                 2,775,000
--------------------------------------------------------------------------------
          80,000   Webster Financial Corp.                             1,950,000
--------------------------------------------------------------------------------
                                                                      13,148,750
--------------------------------------------------------------------------------
MACHINE - TOOLS & RELATED PRODUCTS (0.25%)
          90,800   PPT Vision, Inc.*                                     499,400
--------------------------------------------------------------------------------
MACHINERY - MATERIALS HANDLING/AUTOMATION (0.87%)
         150,000   Cognex Corporation                                  1,743,750
--------------------------------------------------------------------------------
MEDIA - CABLE TV (5.41%)
         230,000   Jones Intercable, Inc.*                             5,922,500
--------------------------------------------------------------------------------
         200,000   Jones Intercable, Inc. Class A*                     4,975,000
--------------------------------------------------------------------------------
                                                                      10,897,500
--------------------------------------------------------------------------------
MEDIA - NEWSPAPERS (2.71%)
         380,000   Hollinger International, Inc.                       5,462,500
--------------------------------------------------------------------------------
MEDIA - PERIODICALS (1.45%)
         210,000   Playboy Enterprises, Inc.*                          2,913,750
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (2.18%)
         480,000   Perrigo Company*                                    4,380,000
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (1.94%)
         340,000   Marine Drilling Companies*                          3,910,000
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (1.74%)
         375,000   Key Energy Group*                                   3,492,187
--------------------------------------------------------------------------------
OIL & GAS - U.S. EXPLORATION & PRODUCTION (2.16%)
         255,000   Chieftain International, Inc.                       4,350,937
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (1.09%)
         172,500   Just For Feet, Inc.*                                2,199,375
--------------------------------------------------------------------------------
RETAIL - MAIL ORDER & DIRECT (0.99%)
         550,000   Spiegel, Inc. Class A*                              1,993,750
--------------------------------------------------------------------------------

             THE BERGER FUNDS  26  SEPTEMBER 30, 1998 ANNUAL REPORT

                          BERGER SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (84.31%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
RETAIL - RESTAURANTS (0.96%)
         285,000   Landry's Seafood Restaurants, Inc.*            $    1,923,750
--------------------------------------------------------------------------------
SHOES & RELATED APPAREL (1.76%)
         325,000   Wolverine World Wide, Inc.                          3,534,375
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - CELLULAR (2.34%)
         147,000   Centennial Cellular Corp. Class A*                  4,704,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (1.19%)
         300,000   Remec, Inc.*                                        2,390,625
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (1.27%)
         692,100   General Communication, Inc.*                        2,552,118
--------------------------------------------------------------------------------
TEXTILE - MILL PRODUCTS (0.51%)
         161,300   Congoleum Corporation*                              1,028,291
--------------------------------------------------------------------------------
TRANSPORTATION - SERVICES (1.52%)
         110,000   Expeditors International                            3,052,500
--------------------------------------------------------------------------------
TRANSPORTATION - SHIP (4.38%)
         410,000   Knightsbridge Tankers Ltd.                          8,815,000
--------------------------------------------------------------------------------
Total Common Stocks
(Cost $192,030,909)                                                  169,680,837
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.75%)
--------------------------------------------------------------------------------

         650,000   Federal Home Loan Mortgage Corporation
                   Discount Note - 5.00%, 10/1/98                        650,000
--------------------------------------------------------------------------------
       7,000,000   Federal Home Loan Mortgage Corporation
                   Discount Note - 5.42%, 10/19/98                     6,981,030
--------------------------------------------------------------------------------
       2,000,000   Federal Home Loan Mortgage Corporation
                   Discount Note - 5.16%, 10/20/98                     1,994,553
--------------------------------------------------------------------------------
      10,000,000   Federal National Mortgage Corporation
                   Discount Note - 5.42%, 10/5/98                      9,993,977
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $19,619,560)                                                    19,619,560
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.47%)                                  September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
       9,004,000   State Street Repurchase Agreement, 5.35%
                   dated September 30, 1998 to be repurchased at
                   $9,005,338 on October 1, 1998, collateralized
                   by U.S. Treasury Bond - October 9, 1998, with
                   a value of $9,186,975                          $    9,004,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $9,004,000)                                                      9,004,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STOCK WARRANTS (0.93%)
--------------------------------------------------------------------------------

OIL & GAS - FIELD SERVICES (0.93%)
         180,000   BJ Services Co.
Total Stock Warrants (Cost $2,079,307)                                 1,867,500
--------------------------------------------------------------------------------
Total Investments (Cost $222,733,776) (99.46%)                       200,171,897
--------------------------------------------------------------------------------
Other assets, less liabilities (0.54%)                                 1,079,909
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $  201,251,806
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

             THE BERGER FUNDS  27  SEPTEMBER 30, 1998 ANNUAL REPORT

                          BERGER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                               $222,733,776
--------------------------------------------------------------------------------
Investments, at value                                              $200,171,897
--------------------------------------------------------------------------------
Cash                                                                        439
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                            80,947
--------------------------------------------------------------------------------
   Fund shares sold                                                   2,227,648
--------------------------------------------------------------------------------
   Dividends                                                            163,775
--------------------------------------------------------------------------------
   Interest                                                               1,339
--------------------------------------------------------------------------------
        Total Assets                                                202,646,045
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                      780,325
--------------------------------------------------------------------------------
   Fund shares redeemed                                                 301,166
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                     140,019
--------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                  5,753
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                           29,598
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                    21,223
--------------------------------------------------------------------------------
   Accrued legal fees                                                    50,000
--------------------------------------------------------------------------------
   Accrued audit fees                                                    20,300
--------------------------------------------------------------------------------
   Accrued administration fees                                            1,555
--------------------------------------------------------------------------------
   Accrued shareholder report fees                                        2,999
--------------------------------------------------------------------------------
   Accrued other expenses                                                41,301
--------------------------------------------------------------------------------
        Total Liabilities                                             1,394,239
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING (PAR VALUE $0.01,
  UNLIMITED SHARES AUTHORIZED)                                     $201,251,806
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor shares (based on net assets of $108,464,932 and
     6,170,628 shares outstanding)                                 $      17.58
--------------------------------------------------------------------------------
   Institutional shares (based on net assets of $92,786,874 and
     5,263,458 shares outstanding)                                 $      17.63
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                       $  3,080,643
--------------------------------------------------------------------------------
   Interest                                                           1,018,309
--------------------------------------------------------------------------------
        Total Income                                                  4,098,952
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                           1,515,167
--------------------------------------------------------------------------------
   Administrative services fee                                           16,835
--------------------------------------------------------------------------------
   Accounting fees                                                       29,550
--------------------------------------------------------------------------------
   Custodian fees                                                        22,895
--------------------------------------------------------------------------------
   Transfer agent fees - Investor Shares                                142,403
--------------------------------------------------------------------------------
   Transfer agent fees - Institutional Shares                            32,892
--------------------------------------------------------------------------------
   Registration fees - Investor Shares                                   57,374
--------------------------------------------------------------------------------
   Registration fees - Institutional Shares                              39,850
--------------------------------------------------------------------------------
   12b-1 fees - Investor Shares                                         228,703
--------------------------------------------------------------------------------
   Audit fees                                                            39,477
--------------------------------------------------------------------------------
   Legal fees                                                            83,321
--------------------------------------------------------------------------------
   Trustees' fees and expenses                                           13,718
--------------------------------------------------------------------------------
   Reports to shareholders                                              113,139
--------------------------------------------------------------------------------
   Other expenses                                                         9,723
--------------------------------------------------------------------------------
        Gross Expenses                                                2,345,047
--------------------------------------------------------------------------------
        Less earnings credits                                            (9,929)
--------------------------------------------------------------------------------
        Net Expenses                                                  2,335,118
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                  1,763,834
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                        8,773,953
--------------------------------------------------------------------------------
Net realized gain (loss) on distributions from investment
  companies                                                           1,525,046
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                      (38,226,428)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                     (27,927,429)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $(26,163,595)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  28  SEPTEMBER 30, 1998 ANNUAL REPORT

                          BERGER SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                      Period from
                                                                  January 1, 1997
                                                   Year Ended                  to
                                                September 30,       September 30,
                                                         1998                1997
---------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                   $   1,763,834       $     285,658
---------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                    8,773,953          13,448,833
---------------------------------------------------------------------------------
Net realized gain (loss) on distributions
  from investment companies                        1,525,046                  --
---------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                          (38,226,428)          7,588,958
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      (26,163,595)         21,323,449
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Investor Shares             (589,238)                 --
---------------------------------------------------------------------------------
Net investment income - Institutional
  Shares                                            (706,938)                 --
---------------------------------------------------------------------------------
Net realized gains on investments -
  Investor Shares                                 (7,188,217)                 --
---------------------------------------------------------------------------------
Net realized gains on investments -
  Institutional Shares                            (6,438,165)                 --
---------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends
  and Distributions to Shareholders              (14,922,558)                 --
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                        202,677,074          73,022,239
---------------------------------------------------------------------------------
Net asset value of shares issued in
  reinvestment of distributions                   12,934,335                  --
---------------------------------------------------------------------------------
Payments for shares redeemed                     (86,934,213)        (16,725,574)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Derived from Fund Share Transactions           128,677,196          56,296,665
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets             87,591,043          77,620,114
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                              113,660,763          36,040,649
---------------------------------------------------------------------------------
End of period                                  $ 201,251,806       $ 113,660,763
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)        $ 212,849,779       $  84,196,745
---------------------------------------------------------------------------------
Undistributed net investment income (loss)         3,106,054             261,863
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                      7,857,852          13,537,606
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of securities and foreign currency
  transactions                                   (22,561,879)         15,664,549
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
        Total                                  $ 201,251,806       $ 113,660,763
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

                                                           Period from January 1,
                                              Year Ended   1997* to September 30,
                                      September 30, 1998                     1997
---------------------------------------------------------------------------------
Investor Shares
Shares sold                      6,176,175  $126,575,125  2,806,894  $ 53,663,252
---------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                365,158     7,272,450         --            --
---------------------------------------------------------------------------------
Shares redeemed                 (2,848,965)  (57,717,019)  (328,634)   (6,417,911)
---------------------------------------------------------------------------------
Net Increase (Decrease) in
  Shares                         3,692,368    76,130,556  2,478,260    47,245,341
---------------------------------------------------------------------------------
Shares outstanding, beginning
  of period                      2,478,260    47,245,341         --            --
---------------------------------------------------------------------------------
Shares outstanding, end of
  period                         6,170,628  $123,375,897  2,478,260  $ 47,245,341
---------------------------------------------------------------------------------
Institutional Shares
Shares sold                      3,808,007  $ 76,101,949    978,728  $ 19,358,987
---------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                283,736     5,661,885         --            --
---------------------------------------------------------------------------------
Shares redeemed                 (1,446,163)  (29,217,194)  (546,934)  (10,307,663)
---------------------------------------------------------------------------------
Net Increase (Decrease) in
  Shares                         2,645,580    52,546,640    431,794     9,051,324
---------------------------------------------------------------------------------
Shares outstanding, beginning
  of period                      2,617,878    36,924,332  2,186,084    27,873,008
---------------------------------------------------------------------------------
Shares outstanding, end of
  period                         5,263,458  $ 89,470,972  2,617,878  $ 36,924,332
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* For the period from January 1, 1997 through September 30, 1997 for the Institutional Shares and for the period from February 14, 1997 (Commencement of Investor Shares) through September 30, 1997 for the Investor Shares.

See notes to financial statements.

             THE BERGER FUNDS  29  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                     MID CAP
                                 GROWTH FUND
PORTFOLIO MANAGER'S COMMENTARY   AMY K. SELNER
                       [BERGER MID CAP GROWTH FUND PHOTO]

-  Ticker Symbol                            --
-  Fund Number                              215

PERFORMANCE
The Berger Mid Cap Growth Fund (the "Fund") commenced operations on December 31, 1997. Year-to-date through September 30, 1998, our Fund had a return of 9.30%(1) compared with -7.08% for the Standard & Poor's (S&P) MidCap 400.(2)
The S&P MidCap 400 index closely matched the performance of the larger S&P 500 index this year until mid-May. At that time, both indexes were up 15% year to date and the Berger Mid Cap Growth Fund was up more than 31%. The relative performance of the S&P MidCap 400 stocks versus the larger stocks of the S&P 500 diverged after mid-May through the end of the third quarter as the MidCap 400 index slid down 20% while the S&P 500 index corrected down only 10%. During that period of economic uncertainty, volatility soared, and investors preferred the liquidity and predictability of the larger cap stocks to the detriment of mid and small cap stocks. Our Fund, however, considerably outperformed the S&P MidCap 400 index for the nine-month period January 1 -- September 30 because of solid stock selection and sector weightings.
During this correction, the market continued to focus on the financial crisis that began in Asia and is spreading throughout the world. Japan is sinking further into recession, Russia has collapsed, Europe is slowing rapidly and Latin America is at risk. The U.S. economy, too, is showing signs of slowing. A coordinated cut in global interest rates, however, may provide more favorable conditions to both U.S and global economies.
PERIOD IN REVIEW
During the first half of 1998, our Fund was heavily weighted in two sectors, technology and healthcare. By September 30, we had increased our healthcare weighting to 20.1% of total Fund assets and continued to lower the risk profile of our technology holdings. Defensive drug and drug distributor stocks continued to provide high visibility of earnings and strong revenue growth in a volatile market environment. Strong performers included drug distributor McKesson, the Fund's largest holding, along with Forrest Laboratories and Watson Pharmaceutical. In the technology sector, we escaped most of the bludgeoning of the information technology industry because we sold our holdings early. We added to our Internet exposure early in the third quarter, including Yahoo!, which doubled in price over the quarter. We selectively added to our semiconductor equipment stocks, which we believe are solid holdings going into the fourth quarter.
In the consumer cyclical sector, radio stocks, which aided Fund performance in the first half of the year, clipped performance a bit in the third quarter. The market began to factor in the slowing of the overall economy late in the third quarter. We severely cut back on our exposure to radio stocks along with other vulnerable consumer cyclical stocks. Overall, our Fund was fortunately underweighted in consumer cyclicals during the quarter, so this did not impair performance much.

After being underweighted in the energy sector most of the year, we increased our exposure in the third quarter. Although there is further downside to this sector's fourth-quarter earnings, we believe energy is poised for market leadership as inventory levels decrease and pricing stabilizes.

LOOKING AHEAD
Looking forward, we will continue our overweighting in the defensive healthcare sector and add to our technology exposure as the earnings picture improves. In the consumer staples sector, we view cable stocks as decent intermediate-term values, with consistent earnings and high visibility. We continue to look for leadership out of the energy sector as oil inventory levels come down and oil pricing stabilizes. Our focus will be on stocks with high earnings visibility and a stable outlook.

We expect the risk surrounding "Asian Contagion" to continue to fuel market volatility. We will carefully monitor Asia and Latin America, specifically Brazil and Mexico, for signs of further weakness. It appears that a coordinated cut in global interest rates is increasingly likely, and we look for the major central banks and governments of the world to make a coordinated move to arrest the interim instability in world markets.

Inflation should remain suppressed. We expect more interest rate reductions to complement the Fed's recent 1/4% rate cut. Though this lower interest rate environment is favorable for stocks, overall market earnings are slowing. Earnings expectations are coming down for the fourth quarter and 1999. The market has already begun factoring in this weakness and may be close to "paying for" the near-term earnings risk. Relative valuation of the S&P MidCap 400 versus the S&P 500 has not been this favorable since 1992. Once the market stabilizes, we expect mid cap stocks to lead the way in the next upturn and to outperform large cap stocks over the short term.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P MidCap 400 Stock Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for stocks for mid-sized companies. One cannot invest directly in an index.

             THE BERGER FUNDS  30  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF BERGER MID CAP
                 GROWTH FUND VS.
  S&P 400 MID CAP INDEX AND COST OF LIVING INDEX
                                                      BERGER      S&P 400    COST OF
                                                      MID CAP     MID CAP    LIVING
                                                    GROWTH FUND    INDEX      INDEX
12/31/97                                                $10,000    $10,000    $10,000
3/31/98                                                 $12,590    $11,099    $10,056
6/30/98                                                 $13,290    $10,862    $10,105
9/30/98                                                 $10,930     $9,293    $10,130
BERGER MID CAP GROWTH FUND*
TOTAL RETURN
As of September 30, 1998
Life of Fund                                              9.30%
(12/31/97)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Berger Investment Portfolio Trust_______________________________________________

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  31  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (81.77%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
BANKS - SOUTHEAST (0.64%)
           1,000   First Tennesse National Corp.                     $    27,312
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - ADVERTISING (0.88%)
           1,350   Lamar Advertising Company*                             37,800
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - SCHOOLS (0.85%)
           1,300   Apollo Group, Inc.*                                    36,237
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - EDUCATION (0.85%)
           2,700   CBT Group PLC ADR*                                     36,450
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (0.53%)
             300   Inktomi Corporation*                                   22,575
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - INTERNET (3.09%)
           1,400   GeoCities*                                             32,550
--------------------------------------------------------------------------------
           1,800   Lycos, Inc.*                                           60,862
--------------------------------------------------------------------------------
             300   Yahoo, Inc.*                                           38,850
--------------------------------------------------------------------------------
                                                                         132,262
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - MEDICAL (2.46%)
           4,600   Eclipsys Corporation*                                 105,225
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (0.74%)
           2,050   Rexall Sundown, Inc.*                                  31,646
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (4.71%)
           1,600   Etec Systems, Inc.*                                    41,700
           3,000   KLA - Tencor Corp.*                                    74,625
--------------------------------------------------------------------------------
             900   Kulicke & Soffa Industries, Inc.*                      12,262
--------------------------------------------------------------------------------
           4,000   Teradyne, Inc.*                                        73,000
--------------------------------------------------------------------------------
                                                                         201,587
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (10.38%)
           1,200   Broadcom Corporation*                                  85,200
--------------------------------------------------------------------------------
           3,750   Credence Systems Corporation*                          50,390
--------------------------------------------------------------------------------
           1,570   Linear Technology Corp.                                78,500
--------------------------------------------------------------------------------
           2,420   Maxim Integrated Products, Inc.*                       67,457
--------------------------------------------------------------------------------
           1,500   Micron Technology, Inc.                                45,656
--------------------------------------------------------------------------------
           3,200   Vitesse Semiconductor Corp.*                           75,600
--------------------------------------------------------------------------------
           1,200   Xilinx, Inc.*                                          42,000
--------------------------------------------------------------------------------
                                                                         444,803
--------------------------------------------------------------------------------
FINANCE - CONSUMER LOANS (1.67%)
           2,750   Safeguard Scientifics, Inc.*                           71,328
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (2.15%)
           3,000   Nova Corp.*                                            92,062
--------------------------------------------------------------------------------
INSURANCE - LIFE (0.63%)
             600   eBay, Inc.*                                            27,037
--------------------------------------------------------------------------------

COMMON STOCKS (81.77%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
LEISURE - SERVICES (1.16%)
           1,600   SFX Entertainment, Inc.*                          $    49,800
--------------------------------------------------------------------------------
MEDIA - CABLE TV (5.92%)
           2,300   Comcast Corporation Class A                           107,237
--------------------------------------------------------------------------------
           1,800   Cox Communications, Inc. Class A*                      98,325
--------------------------------------------------------------------------------
           2,000   Echostar Communications Corp. Class A*                 48,000
--------------------------------------------------------------------------------
                                                                         253,562
--------------------------------------------------------------------------------
MEDIA - RADIO/TV (7.11%)
           1,800   Chancellor Media Corporation*                          60,075
--------------------------------------------------------------------------------
           1,606   Clear Channel Communications, Inc.                     76,285
--------------------------------------------------------------------------------
           2,500   Heftel Broadcasting Corp. Class A*                     94,375
--------------------------------------------------------------------------------
             750   Jacor Communications, Inc.*                            37,968
--------------------------------------------------------------------------------
           1,200   Univision Communications, Inc.*                        35,700
--------------------------------------------------------------------------------
                                                                         304,403
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (1.94%)
           2,890   Jones Pharma, Inc.                                     83,087
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (0.76%)
             950   Forest Laboratories, Inc.*                             32,656
--------------------------------------------------------------------------------
MEDICAL - GENERIC DRUGS (4.96%)
           3,500   Mylan Laboratories, Inc.                              103,250
--------------------------------------------------------------------------------
           2,150   Watson Pharmaceuticals, Inc.*                         109,112
--------------------------------------------------------------------------------
                                                                         212,362
--------------------------------------------------------------------------------
MEDICAL - INSTRUMENTS (2.45%)
           4,400   IDEXX Laboratories, Inc.*                             105,050
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (5.67%)
           2,300   Bergen Brunswig Corp. Class A                         116,293
--------------------------------------------------------------------------------
           1,380   McKesson Corporation                                  126,442
--------------------------------------------------------------------------------
                                                                         242,735
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.74%)
           2,500   Allegiance Corporation                                 74,375
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (0.96%)
           2,800   Noble Drilling Corp.*                                  41,300
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (2.50%)
           2,800   BJ Services Co.                                        45,500
--------------------------------------------------------------------------------
           3,700   Veritas DGC, Inc.*                                     61,743
--------------------------------------------------------------------------------
                                                                         107,243
--------------------------------------------------------------------------------
OIL & GAS - MACHINERY/EQUIPMENT (0.72%)
           1,100   Cooper Cameron Corporation*                            30,937
--------------------------------------------------------------------------------

             THE BERGER FUNDS  32  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (81.77%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
OIL & GAS - U.S. EXPLORATION & PRODUCTION (2.39%)
           1,600   Anadarko Petroleum Corporation                    $    62,900
--------------------------------------------------------------------------------
           3,000   Ocean Energy, Inc.*                                    39,375
--------------------------------------------------------------------------------
                                                                         102,275
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (3.85%)
           2,200   Allied Waste Industries, Inc.*                         51,425
--------------------------------------------------------------------------------
           4,020   Steris Corp.*                                         113,565
--------------------------------------------------------------------------------
                                                                         164,990
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (1.84%)
           5,000   Family Dollar Stores, Inc.                             78,750
--------------------------------------------------------------------------------
RETAIL - SUPERMARKETS (0.74%)
             750   Whole Foods Market, Inc.*                              31,591
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - CELLULAR (2.20%)
           3,700   American Tower Corp.                                   94,350
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (1.44%)
           1,500   Uniphase Corp.*                                        61,500
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (3.84%)
           1,600   Global Crossing Ltd.*                                  33,400
--------------------------------------------------------------------------------
           2,200   Global Telesystems Group, Inc.*                        74,250
--------------------------------------------------------------------------------
           2,600   McLeodUSA, Inc.*                                       56,875
--------------------------------------------------------------------------------
                                                                         164,525
--------------------------------------------------------------------------------
Total Common Stocks
(Cost $3,816,370)                                                      3,501,815
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (16.67%) September 30, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
SHARES/PAR VALUE                                                        VALUE
--------------------------------------------------------------------------------
         290,000   Federal Home Loan Mortgage Corp. Discount Note -
                   5.13%, 10/13/98                                   $   289,504
--------------------------------------------------------------------------------
         425,000   Federal Home Loan Mortgage Corp. Discount Note -
                   5.45%, 10/2/98                                        424,949
--------------------------------------------------------------------------------
                                                                         714,453
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $714,453)                                                          714,453
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.65%)
--------------------------------------------------------------------------------

$        199,000   State Street Repurchase Agreement, 5.35% dated
                   September 30, 1998, to be repurchased at
                   $199,030 on October 1, 1998, collateralized by
                   U.S. Treasury Bond, 5.64% - April 20, 2000, with
                   a value of $207,353.                                  199,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $199,000)                                                          199,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (cost $4,729,823) (103.09%)                          4,415,268
--------------------------------------------------------------------------------
Total Liabilities, Less Cash and other assets (-3.09%)                  (132,547)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $ 4,282,721
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.
PLC - Public Limited Company.
ADR - American Depository Receipt.

See notes to financial statements.

             THE BERGER FUNDS  33  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  September 30, 1998
------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                 $ 4,729,823
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Investments, at value                                                $ 4,415,268
------------------------------------------------------------------------------------
Cash                                                                       2,248
------------------------------------------------------------------------------------
Receivables
   Investment securities sold                                             29,330
------------------------------------------------------------------------------------
   Fund shares sold                                                          877
------------------------------------------------------------------------------------
   Dividends                                                                 767
------------------------------------------------------------------------------------
   Interest                                                                   30
------------------------------------------------------------------------------------
   Due from Management Company                                               865
------------------------------------------------------------------------------------
        Total Assets                                                   4,449,385
------------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                       138,175
------------------------------------------------------------------------------------
   Fund shares redeemed                                                    9,601
------------------------------------------------------------------------------------
   Accrued investment advisory fees                                        2,619
------------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                   2,635
------------------------------------------------------------------------------------
   Accrued transfer agent fees                                             1,648
------------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                        873
------------------------------------------------------------------------------------
   Accrued audit fees                                                      9,300
------------------------------------------------------------------------------------
   Accrued administrative service fees                                        35
------------------------------------------------------------------------------------
   Accrued shareholder report fees                                           523
------------------------------------------------------------------------------------
   Accrued other expenses                                                  1,255
------------------------------------------------------------------------------------
        Total Liabilities                                                166,664
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                          $ 4,282,721
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                        Unlimited
------------------------------------------------------------------------------------
   Shares Outstanding                                                    391,801
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $     10.93
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     Period from
                                                                    December 31,
                                                                      1997(1) to
                                                                       September
                                                                        30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                        $     4,817
--------------------------------------------------------------------------------
   Interest                                                              25,729
--------------------------------------------------------------------------------
        Total Income                                                     30,546
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                              20,111
--------------------------------------------------------------------------------
   Administrative services fee                                              268
--------------------------------------------------------------------------------
   Accounting fees                                                        6,726
--------------------------------------------------------------------------------
   Custodian fees                                                         8,464
--------------------------------------------------------------------------------
   Transfer agent fees                                                    6,363
--------------------------------------------------------------------------------
   Registration fees                                                      2,316
--------------------------------------------------------------------------------
   12b-1 fees                                                             6,704
--------------------------------------------------------------------------------
   Audit fees                                                            10,800
--------------------------------------------------------------------------------
   Legal fees                                                               821
--------------------------------------------------------------------------------
   Trustees' fees and expenses                                              270
--------------------------------------------------------------------------------
   Reports to shareholders                                                2,860
--------------------------------------------------------------------------------
   Other expenses                                                            19
--------------------------------------------------------------------------------
        Gross Expenses                                                   65,722
--------------------------------------------------------------------------------
        Less fees waived by the advisor                                 (12,269)
--------------------------------------------------------------------------------
        Less earnings credits                                              (554)
--------------------------------------------------------------------------------
        Net Expenses                                                     52,899
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                    (22,353)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                           71,188
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on securities
  and foreign currency transactions                                    (314,555)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign
  Currency Transactions                                                (243,367)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $  (265,720)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  34  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Period from
                                                         December 31, 1997(1) to
                                                              September 30, 1998
--------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                        $   (22,353)
--------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                                  71,188
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  on securities and foreign currency transactions                      (314,555)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                           (265,720)
--------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                        --
--------------------------------------------------------------------------------
Net realized gains on investments                                            --
--------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                              --
--------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                             8,005,977
Net asset value of shares issued in reinvestment of
  dividends and distributions                                                --
--------------------------------------------------------------------------------
Payments for shares redeemed                                         (3,457,536)
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                             4,548,441
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                 4,282,721
--------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                          --
--------------------------------------------------------------------------------
End of period                                                       $ 4,282,721
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                             $ 4,548,441
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                                  (88)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                                            48,923
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions                         (314,555)
--------------------------------------------------------------------------------
   Total                                                            $ 4,282,721
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                                             670,860
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                                              --
--------------------------------------------------------------------------------
Shares redeemed                                                        (279,059)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                       391,801
--------------------------------------------------------------------------------
Shares outstanding, beginning of period                                      --
--------------------------------------------------------------------------------
Shares outstanding, end of period                                       391,801
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  35  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                     MID CAP
                                  VALUE FUND
CO-PORTFOLIO                    THOMAS M. PERKINS
MANAGERS' COMMENTARY           ROBERT H. PERKINS
                       [BERGER MID CAP VALUE FUND PHOTO]

-  Ticker Symbol                            BEMVX
-  Fund Number                              216

PERFORMANCE
We are pleased to welcome you as fellow shareholders in the Berger Mid Cap Value Fund (the "Fund") and to report to you about our first month and a half of investment activity. Our Fund commenced operations on August 12, 1998. Between that date and the close of our fiscal year on September 30, our Fund had a total return of -6.70%.(1) The S&P MidCap 400(2) had a loss of -8.23% and the S&P 500(3) a loss of -5.99% during that same period.
The S&P 500 has done relatively better as money continued to flow to the largest stocks in the market. Our decline was smaller than that of the MidCap 400 primarily because we retained cash reserves of about 20%. We have been cautious about the market near term, so we have invested our cash gradually.
Our Fund is focused primarily on companies with market capitalizations of $1--$15 billion. We build our portfolio stock by stock, investing in companies that have strong positions in their industries, solid balance sheets, positive cash flows and good earnings prospects. In many cases, temporary problems in these companies have created below-average valuations and favorable long-term risk/ reward opportunities. As the short-term problems recede, we believe there is the potential for significant appreciation and superior long-term results. This approach is similar to that of the Berger Small Cap Value Fund.
PERIOD IN REVIEW
In the short term, our Fund has suffered with the market's decline. However, and more important, this period of market weakness has also provided an unusually good opportunity to assemble a diverse portfolio of stocks at very reasonable valuations. On average, we are buying stocks that have already experienced a bear market, are down more than 35% in price from their most recent 52-week high and have moderate debt on their balance sheet.
Our Fund's largest sector investments are in the financial and consumer stocks. Our biggest financial holdings are two REITs, Mack-Cali Realty and Liberty Property. Our second largest commitments in the financial sector are in several regional banks that have strong franchises in their respective markets, have virtually no foreign exposure and are down 20% in price.
Our consumer sector contains many fallen growth stocks. Our largest holding is Payless Shoe Source, the largest discount family shoe retailer in the U.S. With the stock down almost 50% since March, Payless carries no debt and has positive cash flow and rising earnings. Wolverine Worldwide is our second largest consumer holding. The company manufacturers several popular shoe lines, including Hush Puppies and Wolverine work boots. Wolverine Worldwide's earnings have increased for 26 consecutive quarters and are expected to continue to grow. Its stock is down more than 60% since March. Payless and Wolverine have both aggressively bought back their stock at prices above our purchase price.

LOOKING AHEAD
The stock market has suffered recently from continuing weakness in emerging economies and Japan and from the volatile effects of a financial flight to quality (in currency, loans and assets). With interest rates at 30-year lows, we believe the stock market is now more reasonably valued, assuming corporate earnings are sustained at current levels. However, high volatility can be expected as long as economic and political uncertainty remain. We will use this period of uncertainty as an opportunity to invest in solid companies that we believe are temporarily undervalued. Although these stocks could continue to be weak in the near term, we believe their intrinsic value will be reflected eventually in substantially higher stock prices.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P MidCap 400 Stock Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for stocks for mid-sized companies. One cannot invest directly in an index.

3. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

             THE BERGER FUNDS  36  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
          BERGER MID CAP VALUE FUND VS.
            S&P 400 MID CAP INDEX AND
               COST OF LIVING INDEX
                                                      BERGER     S&P 400    COST OF
                                                     MID CAP     MID CAP    LIVING
                                                    VALUE FUND    INDEX      INDEX
8/12/98                                                $10,000    $10,000    $10,000
8/31/98                                                 $8,950     $8,130    $10,012
9/30/98                                                 $9,330     $8,910    $10,012
BERGER MID CAP VALUE FUND*
TOTAL RETURN
As of September 30, 1998
Life of Fund                                            -6.70%
(8/12/98)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust_______________________________________________

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  37  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (70.61%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE EQUIPMENT (0.94%)
           4,000   Sundstrand Corporation                         $      185,500
--------------------------------------------------------------------------------
BANKS - MIDWEST (1.44%)
           9,000   Associated Banc-Corp.                                 282,937
--------------------------------------------------------------------------------
BANKS - NORTHEAST (1.46%)
          16,000   Peoples Heritage Financial Group, Inc.                287,000
--------------------------------------------------------------------------------
BANKS - SOUTHEAST (0.51%)
           1,000   CCB Financial Corporation                             100,750
--------------------------------------------------------------------------------
BUILDING PRODUCTS - WOOD (0.58%)
           4,000   Willamette Industries, Inc.                           114,750
--------------------------------------------------------------------------------
BUILDING - PAINT & ALLIED PRODUCTS (1.21%)
          11,000   The Sherwin Williams Company                          237,875
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - MISCELLANEOUS (2.40%)
          17,500   The Dun & Bradstreet Corporation                      472,500
--------------------------------------------------------------------------------
COMPUTER - PERIPHERAL EQUIPMENT (0.72%)
          15,000   Adaptec, Inc.*                                        142,500
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (0.48%)
           4,500   Federal Signal Corporation                             94,781
--------------------------------------------------------------------------------
ELECTRICAL - CONNECTORS (0.59%)
           4,000   Molex Incorporated                                    116,000
--------------------------------------------------------------------------------
ELECTRONIC - MISCELLANEOUS COMPONENTS (0.24%)
           1,000   Solectron Corp.*                                       48,000
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (4.80%)
           5,000   Etec Systems, Inc.*                                   130,312
--------------------------------------------------------------------------------
           5,500   KLA-Tencor Corp.*                                     136,812
--------------------------------------------------------------------------------
           5,500   Novellus Systems, Inc.*                               144,375
--------------------------------------------------------------------------------
          14,000   Speedfam International, Inc.*                         150,500
--------------------------------------------------------------------------------
          21,000   Teradyne, Inc.*                                       383,250
--------------------------------------------------------------------------------
                                                                         945,249
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (2.26%)
          12,000   Analog Devices, Inc.*                                 192,750
--------------------------------------------------------------------------------
           9,000   Sanmina Corp.*                                        253,125
--------------------------------------------------------------------------------
                                                                         445,875
--------------------------------------------------------------------------------
FINANCE - EQUITY REIT (4.97%)
           4,000   Crescent Real Estate Equities Co.                     101,000
--------------------------------------------------------------------------------
          18,000   Liberty Property Trust                                428,625
--------------------------------------------------------------------------------
          15,000   Mack-Cali Realty Corp.                                450,000
--------------------------------------------------------------------------------
                                                                         979,625
--------------------------------------------------------------------------------

COMMON STOCKS (70.61%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - INVESTMENT BROKERS (2.63%)
          11,500   Legg Mason, Inc.                               $      302,593
--------------------------------------------------------------------------------
           7,000   The Bear Stearns Companies, Inc.                      216,562
--------------------------------------------------------------------------------
                                                                         519,155
--------------------------------------------------------------------------------
FINANCE - INVESTMENT MANAGEMENT (0.87%)
           4,000   Morgan Stanley Dean Witter & Co.                      172,250
--------------------------------------------------------------------------------
FINANCE - PUBLIC INVESTMENT FUND (0.85%)
           7,000   H & Q Healthcare Investors Fund                        91,875
--------------------------------------------------------------------------------
           7,000   H & Q Life Science Investments Fund                    76,125
--------------------------------------------------------------------------------
                                                                         168,000
--------------------------------------------------------------------------------
FINANCE - PUBLIC INVESTMENT FUND - FOREIGN (1.56%)
          15,000   Emerging Markets Telecommunications Fund              132,187
--------------------------------------------------------------------------------
          30,000   Morgan Stanley Asia Pacific Fund, Inc.                174,375
--------------------------------------------------------------------------------
                                                                         306,562
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOANS (1.91%)
          10,000   Sovereign Bancorp, Inc.                               133,125
--------------------------------------------------------------------------------
          10,000   Webster Preferred Capital Corp.                       243,750
--------------------------------------------------------------------------------
                                                                         376,875
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (1.86%)
           7,500   Heller Financial, Inc.*                               180,000
--------------------------------------------------------------------------------
           6,500   MBNA Corporation                                      186,062
--------------------------------------------------------------------------------
                                                                         366,062
--------------------------------------------------------------------------------
INSURANCE - DIVERSIFIED (1.14%)
           6,000   Travelers Group, Inc.*                                225,000
--------------------------------------------------------------------------------
INSURANCE - PROPERTY/CASUALTY/TITLE (3.08%)
           5,000   CNA Financial Corporation*                            187,500
--------------------------------------------------------------------------------
           5,000   Everest Reinsurance Holdings, Inc.                    186,562
--------------------------------------------------------------------------------
           6,000   Ohio Casualty Corporation                             232,500
--------------------------------------------------------------------------------
                                                                         606,562
--------------------------------------------------------------------------------
LEISURE - TOYS/GAMES/HOBBY (1.42%)
           9,500   Hasbro, Inc.                                          280,250
--------------------------------------------------------------------------------
MACHINERY - FARM (0.77%)
           7,000   Case Corp.                                            152,250
--------------------------------------------------------------------------------
MACHINERY - MATERIALS HANDLING/AUTOMATION (0.41%)
           7,000   Cognex Corporation*                                    81,375
--------------------------------------------------------------------------------
MEDIA - NEWSPAPERS (0.77%)
          10,500   Hollinger International, Inc.                         150,937
--------------------------------------------------------------------------------

             THE BERGER FUNDS  38  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (70.61%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (0.39%)
           7,000   Dura Pharmaceuticals, Inc.*                    $       76,562
--------------------------------------------------------------------------------
MEDICAL - HEALTH MAINTENANCE ORGANIZATION (1.16%)
          14,000   Humana, Inc.*                                         229,250
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.02%)
           9,000   Dentsply International, Inc.                          201,375
--------------------------------------------------------------------------------
OFFICE - EQUIPMENT & AUTOMATION (1.68%)
          14,000   HON Industries, Inc.                                  330,750
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (0.60%)
           8,000   Noble Drilling Corp.*                                 118,000
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (2.52%)
          20,000   BJ Services Co.*                                      325,000
--------------------------------------------------------------------------------
           6,000   Halliburton Co.                                       171,375
--------------------------------------------------------------------------------
                                                                         496,375
--------------------------------------------------------------------------------
OIL & GAS - INTERNATIONAL SPECIALTY (1.28%)
           6,500   Murphy Oil Corporation                                251,875
--------------------------------------------------------------------------------
OIL & GAS - U.S. EXPLORATION & PRODUCTION (1.71%)
           9,000   Apache Corporation                                    241,312
--------------------------------------------------------------------------------
           3,000   Noble Affiliates, Inc.                                 95,625
--------------------------------------------------------------------------------
                                                                         336,937
--------------------------------------------------------------------------------
OIL & GAS - U.S. INTEGRATED (2.69%)
           5,000   Kerr-McGee Corporation                                227,500
--------------------------------------------------------------------------------
           3,000   Unocal Corporation                                    108,750
--------------------------------------------------------------------------------
           5,500   USX-Marathon Corp.                                    194,906
--------------------------------------------------------------------------------
                                                                         531,156
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (1.30%)
           6,500   Union Camp                                            255,937
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (3.79%)
          12,500   Payless Shoe Source, Inc.*                            517,187
--------------------------------------------------------------------------------
           8,000   Ross Stores Inc.                                      229,000
--------------------------------------------------------------------------------
                                                                         746,187
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (2.44%)
           7,000   Consolidated Stores Corporation*                      137,375
--------------------------------------------------------------------------------
           7,000   Dillard's, Inc.                                       198,187
--------------------------------------------------------------------------------
           6,500   Saks Incorporated*                                    145,843
--------------------------------------------------------------------------------
                                                                         481,405
--------------------------------------------------------------------------------

COMMON STOCKS (70.61%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
RETAIL - RESTAURANTS (1.62%)
          14,000   Cracker Barrel Old Country Store, Inc.         $      318,511
--------------------------------------------------------------------------------
SHOES & RELATED APPAREL (2.43%)
          44,000   Wolverine World Wide, Inc.                            478,500
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (0.53%)
          15,000   Premisys Communications, Inc.*                        105,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (1.07%)
           3,000   Telebras-Telecomunicacoes Brasileiras S.A.*           211,312
--------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURING (1.19%)
          12,500   Nautica Enterprises, Inc.*                            233,593
--------------------------------------------------------------------------------
TRANSPORTATION - SERVICES (0.56%)
           4,000   Expeditors International of Washington, Inc.          111,000
--------------------------------------------------------------------------------
TRANSPORTATION - SHIPPING (1.09%)
          10,000   Knightsbridge Tankers Ltd.                            215,000
--------------------------------------------------------------------------------
UTILITY - GAS DISTRIBUTION (1.67%)
           7,000   National Fuel Gas Company                             329,000
--------------------------------------------------------------------------------
Total Common Stocks
(cost $14,810,755)                                                    13,916,345
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (30.37%)
--------------------------------------------------------------------------------

       5,000,000   Federal Home Loan Mortgage Corp. Discount
                   Note - 5.40%, 10/19/98(1)                           4,986,500
--------------------------------------------------------------------------------
       1,000,000   Federal National Mortgage Corp. Discount Note
                   -5.42%, 10/5/98                                       999,397
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $5,985,897)                                                      5,985,897
--------------------------------------------------------------------------------

             THE BERGER FUNDS  39  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS

REPURCHASE AGREEMENT (1.59%)                                  September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
   $     314,000   State Street Repurchase Agreement, 5.35%
                   dated September 30, 1998, to be repurchased
                   at $314,047 on October 1, 1998,
                   collateralized by U.S. Treasury Bond, 5.81% -
                   April 5, 2000, with a value of $325,280.       $      314,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $314,000)                                                          314,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $21,110,652) (102.57%)                        20,216,242
--------------------------------------------------------------------------------
Liabilities, less other assets (-2.57%)                                 (505,786)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $   19,710,456
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Number of                                                         Opening Market   Current Market
Contracts                          Contract Type                      Value            Value        Realized Gain
------------------------------------------------------------------------------------------------------------------
              12   Long S&P 400 Mid Cap Stock Index               $    1,841,000   $    1,867,200   $       26,200
------------------------------------------------------------------------------------------------------------------
                   December 98 Futures
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

1. Collateral for futures contracts.

See notes to financial statements.

             THE BERGER FUNDS  40  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                               $ 21,110,652
--------------------------------------------------------------------------------
Investments, at value                                              $ 20,216,242
--------------------------------------------------------------------------------
Cash                                                                        771
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                           545,454
--------------------------------------------------------------------------------
   Fund shares sold                                                      15,638
--------------------------------------------------------------------------------
   Dividends                                                             18,853
--------------------------------------------------------------------------------
   Interest                                                                  47
--------------------------------------------------------------------------------
        Total Assets                                                 20,797,005
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    1,000,705
--------------------------------------------------------------------------------
   Fund shares redeemed                                                   9,999
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                      12,205
--------------------------------------------------------------------------------
   Variation margin payable                                              43,210
--------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                  3,156
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                            2,793
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                     4,068
--------------------------------------------------------------------------------
   Accrued audit fees                                                     9,300
--------------------------------------------------------------------------------
   Accrued administrative service fees                                      163
--------------------------------------------------------------------------------
   Accrued shareholder report fees                                          950
--------------------------------------------------------------------------------
        Total Liabilities                                             1,086,549
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                        $ 19,710,456
--------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                       Unlimited
--------------------------------------------------------------------------------
   Shares Outstanding                                                 2,112,595
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE           $       9.33
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     Period from
                                                                      August 12,
                                                                         1998(1)
                                                                to September 30,
                                                                            1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                       $     25,986
--------------------------------------------------------------------------------
   Interest                                                              82,360
--------------------------------------------------------------------------------
        Total Income                                                    108,346
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                              20,015
--------------------------------------------------------------------------------
   Administrative services fee                                              267
--------------------------------------------------------------------------------
   Accounting fees                                                        1,419
--------------------------------------------------------------------------------
   Custodian fees                                                         1,737
--------------------------------------------------------------------------------
   Transfer agent fees                                                    3,685
--------------------------------------------------------------------------------
   Registration fees                                                        581
--------------------------------------------------------------------------------
   12b-1 fees                                                             6,671
--------------------------------------------------------------------------------
   Audit fees                                                            10,300
--------------------------------------------------------------------------------
   Legal fees                                                                74
--------------------------------------------------------------------------------
   Reports to shareholders                                                  990
--------------------------------------------------------------------------------
        Net Expenses                                                     45,739
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                     62,607
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
  TRANSACTIONS AND FUTURES CONTRACTS
Net realized gain (loss) on securities and foreign currency
  transactions                                                         (122,356)
--------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts                          (431,756)
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                         (894,410)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency Transactions and Futures Contracts                (1,448,522)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $ (1,385,915)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  41  SEPTEMBER 30, 1998 ANNUAL REPORT

                           BERGER MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                  Period from
                                                   August 12,
                                                      1998(1)
                                             to September 30,
                                                         1998
-------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                   $      62,607
-------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                     (122,356)
-------------------------------------------------------------
Net realized gain (loss) on futures
  contracts                                         (431,756)
-------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                             (894,410)
-------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       (1,385,915)
-------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                     --
-------------------------------------------------------------
Net realized gains on investments                         --
-------------------------------------------------------------
Net Decrease in Net Assets from Dividends
  and Distributions to Shareholders                       --
-------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                         21,855,353
-------------------------------------------------------------
Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                           --
-------------------------------------------------------------
Payments for shares redeemed                        (758,982)
-------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Derived from Fund Share Transactions            21,096,371
-------------------------------------------------------------
Net Increase (Decrease) in Net Assets             19,710,456
-------------------------------------------------------------
NET ASSETS
Beginning of period                                       --
-------------------------------------------------------------
End of period                                  $  19,710,456
-------------------------------------------------------------
-------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)        $  21,096,371
-------------------------------------------------------------
Undistributed net investment income (loss)            62,607
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments and futures                           (554,112)
-------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of securities and foreign currency
  transactions                                      (894,410)
-------------------------------------------------------------
        Total                                  $  19,710,456
-------------------------------------------------------------
-------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

                                                  Period from
                                                   August 12,
                                                      1998(1)
                                             to September 30,
                                                         1998
-------------------------------------------------------------
Shares sold                                        2,193,503
-------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions                           --
-------------------------------------------------------------
Shares redeemed                                      (80,908)
-------------------------------------------------------------
Net Increase (Decrease) in Shares                  2,112,595
-------------------------------------------------------------
Shares outstanding, beginning of period                    0
-------------------------------------------------------------
Shares outstanding, end of period                  2,112,595
-------------------------------------------------------------
-------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  42  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                    100 FUND
PORTFOLIO MANAGER'S COMMENTARY   PATRICK S. ADAMS
                            [BERGER 100 FUND PHOTO]

-  Ticker Symbol                            BEONX
-  Fund Number                              43

PERFORMANCE
The Berger 100 Fund's (the "Fund") return for the fiscal year ended September 30, 1998 was -16.08%(1) compared with 9.08% for the S&P 500(2) and -6.31% for the S&P MidCap 400.(3)
It was a difficult year, characterized by a highly volatile market. Concerns about Asian economic problems surfaced in September and October 1997, causing a flight to the large company, defensive stocks investors consider to be safer in turbulent times. These concerns appeared to be shrugged off the following quarter, and the market rebounded. Our Fund registered a gain of nearly 18% for the quarter ended March 31 but gave back the gain as renewed fears about Asia and disappointing first-quarter earnings results again drove investors to large company stocks the following quarter.
The market continued correcting in the quarter ended September 30, suffering one of its worst quarterly declines in this decade. The catalyst was investor concerns about a declining global economy. Virtually all stocks were battered this quarter, even the large, blue chip stocks that make up the Dow Jones Industrial Average and the S&P 500. These stocks had their worst quarterly performance since 1990 but, on a relative basis, held up better than small and mid cap stocks.
PERIOD IN REVIEW
Against the market backdrop, the benefits we envisioned from the significant Fund restructuring efforts we undertook the past 18 months could not be realized. Our Fund's performance lagged that of the large company indexes like the S&P 500 because we weighted our portfolio more heavily towards mid cap stocks, which better fit our "growth at a reasonable price" investment style. Ongoing and deepening concerns about the Asian economic crisis and its spread into Japan, Russia and Latin America continued to drive investors to large company stocks. This flight to quality further increased what were, in our opinion, already extremely high prices for large companies and widened the gap between large company and small to mid-sized company performance.
We have had a significant percentage of Fund assets invested in the technology sector throughout the year. That hurt performance late last year and again in the second and third quarter of 1998 because technology was the first sector to experience problems when the Asian problems surfaced. We continue to believe that technology, despite periods of short-term volatility, is a core long-term growth sector that has many favorably priced stocks and improving fundamentals.

We're also focusing on the retail and consumer cyclical sectors because of their sensitivity to the U.S. economy. This sector has traditionally benefited from lower interest rates. Although the Federal Reserve Board's 1/4% rate cut on September 29 was not as large as the market hoped for, it is a step in the right direction and may be just the first in a series of rate reductions. In other recent moves, we selectively added to our positions in financials and healthcare, buying on market drops. We bought healthcare companies that we perceived to serve niche markets.

A couple of individual companies, Cendant and Sunbeam, negatively impacted performance this year in part because of questionable accounting practices. Although these situations were beyond our control, we have instituted measures that we hope will help protect the Fund from similar occurrences in the future. We have since sold our full position in both companies.

LOOKING AHEAD
We believe the U.S. economy is generally in good shape but that the tight monetary policy has put severe pressure on our global trading partners. We are hopeful the Federal Reserve will continue to lower rates, which should help improve investor confidence. Although 1998 third and fourth calendar quarter earnings reports are likely to show negative trends, once we get those behind us, we may begin to see increased confidence in 1999 earnings estimates and global growth rates. In the meantime, we will continue to invest in attractively priced, fundamentally sound stocks that we believe will benefit in a market recovery and be strong performers over the long term.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

3. The S&P MidCap 400 Stock Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for stocks for mid-sized companies. One cannot invest directly in an index.

             THE BERGER FUNDS  43  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISION OF CHANGE IN VALUE OF BERGER 100 FUND
                       VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                                           COST OF
                                                     BERGER     S&P 500    LIVING
                                                    100 FUND     INDEX      INDEX
9/30/88                                               $10,000    $10,000    $10,000
9/30/89                                               $14,731    $13,293    $10,434
9/30/90                                               $12,250    $12,065    $11,077
9/30/91                                               $22,418    $15,820    $11,452
9/30/92                                               $23,980    $17,565    $11,795
9/30/93                                               $33,813    $19,845    $12,112
9/30/94                                               $32,627    $20,576    $12,471
9/30/95                                               $38,617    $26,689    $12,788
9/30/96                                               $42,231    $32,114    $13,172
9/30/97                                               $53,422    $45,098    $13,456
9/30/98                                               $44,814    $49,182    $13,639
BERGER 100 FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                -16.08%
5 Year                                                  5.79%
10 Year                                                16.18%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Berger One Hundred Fund, Inc.___________________________________________________

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger One Hundred Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  44  SEPTEMBER 30, 1998 ANNUAL REPORT

                                BERGER 100 FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (92.50%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
AUTO/TRUCK - ORIGINAL EQUIPMENT (0.80%)
         235,000  Lear Corp.*                                     $   10,281,250
--------------------------------------------------------------------------------
BANKS - MONEY CENTER (5.74%)
         405,000  Chase Manhattan Corp.                               17,516,250
--------------------------------------------------------------------------------
         640,000  First Union Corporation                             32,760,000
--------------------------------------------------------------------------------
         441,800  NationsBank Corporation                             23,636,300
--------------------------------------------------------------------------------
                                                                      73,912,550
--------------------------------------------------------------------------------
BEVERAGES - SOFT DRINKS (2.00%)
         875,000  Pepsico, Inc.                                       25,757,812
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (5.73%)
       2,882,950  Cadence Design Systems, Inc.*                       73,695,409
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (5.77%)
       1,377,600  3Com Corporation*                                   41,414,100
--------------------------------------------------------------------------------
         721,500  Ascend Communications, Inc.*                        32,828,250
--------------------------------------------------------------------------------
                                                                      74,242,350
--------------------------------------------------------------------------------
COMPUTER - MAINFRAMES (0.90%)
          90,000  International Business Machines Corp.               11,520,000
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (2.39%)
         550,000  Compaq Computer Corporation                         17,393,750
--------------------------------------------------------------------------------
         269,200  Sun Microsystems, Inc.*                             13,409,525
--------------------------------------------------------------------------------
                                                                      30,803,275
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (1.30%)
             838  Structural Dynamics Research Corp.*                      9,428
--------------------------------------------------------------------------------
         500,100  Synopsys, Inc.*                                     16,659,581
--------------------------------------------------------------------------------
                                                                      16,669,009
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (3.43%)
         800,000  Tyco International Ltd.                             44,200,000
--------------------------------------------------------------------------------
ELECTRONIC - EQUIPMENT (1.05%)
         210,700  Honeywell, Inc.                                     13,497,968
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (13.77%)
       1,203,300  Altera Corp.*                                       42,265,913
--------------------------------------------------------------------------------
         230,000  Intel Corporation                                   19,722,500
--------------------------------------------------------------------------------
       1,699,500  Maxim Integrated Products, Inc.*                    47,373,563
--------------------------------------------------------------------------------
         450,000  Texas Instruments, Inc.                             23,737,500
--------------------------------------------------------------------------------
       1,263,600  Xilinx, Inc.*                                       44,226,000
--------------------------------------------------------------------------------
                                                                     177,325,476
--------------------------------------------------------------------------------

COMMON STOCKS (92.50%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - CONSUMER LOANS (4.36%)
         280,000  Associates First Capital Corp. Class A          $   18,270,000
--------------------------------------------------------------------------------
       1,008,700  Household International, Inc.                       37,826,250
--------------------------------------------------------------------------------
                                                                      56,096,250
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOANS (1.09%)
         439,000  GreenPoint Financial Corp.                          13,993,125
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (2.03%)
       1,089,100  Heller Financial, Inc.*                             26,138,400
--------------------------------------------------------------------------------
FOOD - FLOUR & GRAIN (1.79%)
         741,700  Interstate Bakeries Corp.                           22,992,700
--------------------------------------------------------------------------------
INSURANCE - LIFE (1.66%)
         700,000  Conseco, Inc.                                       21,393,750
--------------------------------------------------------------------------------
LEISURE - HOTELS & MOTELS (1.23%)
         575,572  Promus Hotel Corporation*                           15,864,203
--------------------------------------------------------------------------------
LEISURE - SERVICES (1.10%)
         443,800  Carnival Corporation                                14,118,387
--------------------------------------------------------------------------------
MEDIA - CABLE TV (0.55%)
          80,100  Time Warner, Inc.                                    7,013,756
--------------------------------------------------------------------------------
MEDIA - RADIO/TV (1.01%)
         388,800  Chancellor Media Corporation*                       12,976,200
--------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS (3.59%)
         150,000  Amgen, Inc.*                                        11,334,375
--------------------------------------------------------------------------------
         878,700  Centocor, Inc.*                                     34,818,488
--------------------------------------------------------------------------------
                                                                      46,152,863
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (2.56%)
         370,000  American Home Products Corp.                        19,378,750
--------------------------------------------------------------------------------
         180,000  Warner-Lambert Company                              13,590,000
--------------------------------------------------------------------------------
                                                                      32,968,750
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (0.91%)
         150,000  Lilly (Eli) & Co.                                   11,746,875
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (0.95%)
         425,000  Tenet Healthcare Corporation*                       12,218,750
--------------------------------------------------------------------------------
MEDICAL - PRODUCTS (1.25%)
         269,900  Baxter International Inc.                           16,059,050
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (1.28%)
         324,600  Bergen Brunswig Corp. Class A                       16,412,588
--------------------------------------------------------------------------------

             THE BERGER FUNDS  45  SEPTEMBER 30, 1998 ANNUAL REPORT

                                BERGER 100 FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (92.50%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (3.09%)
         981,500  Kimberly-Clark Corp.                            $   39,750,750
--------------------------------------------------------------------------------
POLLUTION CONTROL - EQUIPMENT (0.35%)
         280,800  U.S. Filter Corporation*                             4,492,800
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (2.78%)
         743,600  Waste Management, Inc.                              35,739,275
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (1.27%)
         571,200  Ross Stores Inc.                                    16,350,600
--------------------------------------------------------------------------------
RETAIL - CONSUMER ELECTRIC (0.52%)
         160,700  Best Buy Co., Inc.*                                  6,669,050
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (4.48%)
         929,600  Consolidated Stores Corporation*                    18,243,400
--------------------------------------------------------------------------------
         787,200  Saks Incorporated*                                  17,662,800
--------------------------------------------------------------------------------
         495,000  Sears Roebuck & Co.                                 21,872,813
--------------------------------------------------------------------------------
                                                                      57,779,013
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (1.53%)
       1,353,100  Republic Industries, Inc.*                          19,704,519
--------------------------------------------------------------------------------
RETAIL - RESTAURANTS (0.93%)
         200,000  McDonalds Corp.                                     11,937,500
--------------------------------------------------------------------------------
RETAIL/WHOLESALE COMPUTERS (0.85%)
       1,008,350  CHS Electronics, Inc.*                              10,965,806
--------------------------------------------------------------------------------
RETAIL/WHOLESALE OFFICE SUPPLIES (1.15%)
         657,900  Office Depot, Inc.*                                 14,761,631
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - AUTO PARTS (0.99%)
         520,000  Autozone, Inc.*                                     12,805,000
--------------------------------------------------------------------------------

COMMON STOCKS (92.50%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - BUILDING PRODUCTS (0.68%)
         275,000  Lowes Cos., Inc.                                $    8,748,437
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (1.66%)
         175,000  MCI Worldcom, Inc.*                                  8,553,125
--------------------------------------------------------------------------------
         635,000  Nextel Communications, Inc.*                        12,819,063
--------------------------------------------------------------------------------
                                                                      21,372,188
--------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURING (3.98%)
       1,249,900  Tommy Hilfiger Corporation*                         51,245,900
--------------------------------------------------------------------------------
Total Common Stocks
(Cost $1,252,448,281)                                              1,190,373,215
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.35%)
--------------------------------------------------------------------------------

$     17,335,000  State Street Repurchase Agreement, 5.35% dated
                  September 30, 1998, to be repurchased at
                  $17,337,576 on October 1, 1998, collateralized
                  by U.S. Treasury Bond, 5.70% - August 18,
                  2000, with a value of $17,685,527                   17,335,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $17,335,000)                                                    17,335,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $1,269,783,281) (93.85%)                   1,207,708,215
--------------------------------------------------------------------------------
Other assets, less liabilities (6.15%)                                79,120,031
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $1,286,828,246
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

             THE BERGER FUNDS  46  SEPTEMBER 30, 1998 ANNUAL REPORT

                                BERGER 100 FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                     September 30,
                                                                              1998
----------------------------------------------------------------------------------
ASSETS
Investments, at cost                                              $ 1,269,783,281
----------------------------------------------------------------------------------
Investments, at value                                             $ 1,207,708,215
----------------------------------------------------------------------------------
Cash                                                                       11,249
----------------------------------------------------------------------------------
Receivables
   Investment securities sold                                          89,695,313
----------------------------------------------------------------------------------
   Fund shares sold                                                       302,081
----------------------------------------------------------------------------------
   Dividends                                                              891,927
----------------------------------------------------------------------------------
   Interest                                                                 2,575
----------------------------------------------------------------------------------
        Total Assets                                                1,298,611,360
----------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                      1,565,050
----------------------------------------------------------------------------------
   Fund shares redeemed                                                 7,701,250
----------------------------------------------------------------------------------
   Accrued investment advisory fees                                       819,250
----------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                   67,736
----------------------------------------------------------------------------------
   Accrued transfer agent fees                                            760,141
----------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                     273,083
----------------------------------------------------------------------------------
   Accrued audit fees                                                      30,300
----------------------------------------------------------------------------------
   Accrued administrative service fees                                     10,923
----------------------------------------------------------------------------------
   Accrued shareholder report fees                                        468,854
----------------------------------------------------------------------------------
   Accrued other expenses                                                  86,527
----------------------------------------------------------------------------------
        Total Liabilities                                              11,783,114
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $ 1,286,828,246
----------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                         Unlimited
----------------------------------------------------------------------------------
   Shares Outstanding                                                 107,324,847
----------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $         11.99
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                     $    9,801,588
--------------------------------------------------------------------------------
   Interest                                                           7,084,499
--------------------------------------------------------------------------------
        Total Income                                                 16,886,087
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                          12,939,172
--------------------------------------------------------------------------------
   Administrative services fee                                          172,523
--------------------------------------------------------------------------------
   Accounting fees                                                      182,199
--------------------------------------------------------------------------------
   Custodian fees                                                       160,054
--------------------------------------------------------------------------------
   Transfer agent fees                                                3,779,181
--------------------------------------------------------------------------------
   Registration fees                                                    161,467
--------------------------------------------------------------------------------
   12b-1 fees                                                         4,313,057
--------------------------------------------------------------------------------
   Audit fees                                                            62,625
--------------------------------------------------------------------------------
   Legal fees                                                            86,455
--------------------------------------------------------------------------------
   Directors' fees and expenses                                         182,289
--------------------------------------------------------------------------------
   Reports to shareholders                                            1,650,483
--------------------------------------------------------------------------------
   Other expenses                                                       172,849
--------------------------------------------------------------------------------
        Gross Expenses                                               23,862,354
--------------------------------------------------------------------------------
        Less fees paid indirectly                                      (310,226)
--------------------------------------------------------------------------------
        Less earnings credits                                          (103,092)
--------------------------------------------------------------------------------
        Net Expenses                                                 23,449,036
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                 (6,562,949)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                      104,647,304
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                     (344,876,495)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                    (240,229,191)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $ (246,792,140)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  47  SEPTEMBER 30, 1998 ANNUAL REPORT

                                BERGER 100 FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended         Year Ended
                                                   September 30,      September 30,
                                                            1998               1997
-----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                    $    (6,562,949)   $    (7,681,112)
-----------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                     104,647,304        626,966,523
-----------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                            (344,876,495)      (171,376,782)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                        (246,792,140)       447,908,629
-----------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                        --                 --
-----------------------------------------------------------------------------------
Net realized gains on investments                  (600,637,304)      (270,495,436)
-----------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                    (600,637,304)      (270,495,436)
-----------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                           290,185,487        221,412,748
-----------------------------------------------------------------------------------
Net asset value of shares issued in
  reinvestment of distributions                     585,186,009        263,475,315
-----------------------------------------------------------------------------------
Payments for shares redeemed                       (640,161,573)      (775,959,151)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                      235,209,923       (291,071,088)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets              (612,219,521)      (113,657,895)
-----------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               1,899,047,767      2,012,705,662
-----------------------------------------------------------------------------------
End of period                                   $ 1,286,828,246    $ 1,899,047,767
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)         $ 1,254,827,564    $ 1,026,116,791
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)             (157,522)           (93,723)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                        94,233,270        590,223,270
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions      (62,075,066)       282,801,429
-----------------------------------------------------------------------------------
   Total                                        $ 1,286,828,246    $ 1,899,047,767
-----------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                          19,158,620         11,630,377
-----------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions                                   42,594,228         14,694,636
-----------------------------------------------------------------------------------
Shares redeemed                                     (42,694,648)       (40,551,993)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                    19,058,200        (14,226,980)
-----------------------------------------------------------------------------------
Shares outstanding, beginning of period              88,266,647        102,493,627
-----------------------------------------------------------------------------------
Shares outstanding, end of period                   107,324,847         88,266,647
-----------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  48  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                 BERGER/BIAM
                               INTERNATIONAL
                                        FUND
PORTFOLIO MANAGER'S COMMENTARY   BANK OF IRELAND ASSET
                               MANAGEMENT (U.S.) LTD.
[BERGER/BIAM INTERNATIONAL FUND PHOTO]

-  Ticker Symbol                            BBINX
-  Fund Number                              349

PERFORMANCE
The Berger/BIAM International Fund (the "Fund") had a total return of -8.46%(1) for the year ended September 30, 1998. The MSCI EAFE Index(2) returned -8.08% for the same period.
Global equity markets had a rocky end to the fourth quarter 1997, as the troubles in Asia began to reverberate around the world. In early 1998, European markets saw gains that were supported by low bond yields, a positive Wall Street environment and surging liquidity, but the pace of economic recovery in parts of continental Europe was reduced mid-year. In Japan, on the back of more evidence of economic weakness, the government proposed measures aimed at restoring confidence and boosting economic activity. By the end of February, however, sentiment had turned negative again, following yet another uninspiring Japanese government package. The Japanese market fell back during March as the yen continued to weaken against the dollar throughout the month.
By mid-1998, the main concerns in the market were the emerging crisis in Russia, plus the possibility of a global slowdown and the impact of this on corporate profits. This, along with weak Wall Street support, led to a flight out of equities and into bonds. Financial, industrial and cyclical stocks were particularly hard hit by the downturn. The Japanese market continued its fall, and the economic environment in the rest of Asia worsened. Core European markets underperformed the more peripheral markets, which was attributed to profit-taking in some of the large European stocks following announcements of a mixed bag of corporate earnings results.
PERIOD IN REVIEW
Stocks in the Leading Consumer Franchises theme performed well in the first half of 1998. Nestle, the world's largest foodmaker, announced that sales in the first four months of 1998 rose by 6.2%. Cadbury Schweppes sales were up, as sales of their Dr. Pepper and 7-Up beverages helped offset a slowdown in chocolate sales growth.
However, several consumer stocks, including Sony and BMW, declined in the third quarter of '98 mainly on fears of a slowdown in global consumer spending.
Stocks in the Healthcare Needs theme had a good first half of the year, led by Zeneca, which announced a significant increase in profit and sales. Glaxo Wellcome had a tremendous start to the year, but fell back after its merger with SmithKline Beecham was aborted. The commercial logic for further consolidation in the pharmaceutical sector remains sound, however, and should continue to support share prices.
Performance bright spots were few and far between during the third quarter 1998. Swiss pharmaceutical company Roche was one of the few positive performers. The company reiterated its intentions to become one of the world's top three drug companies, which led to expectations that it will move back into an acquisition mode.

Stocks in our Growth in Telecommunications theme, which led our portfolio up for the first half of the year, gave up some of their gains during the third quarter. Alcatel Alsthom's share price fell when it announced that 1998 operating profits would be below expectations. Ironically, this plunge came after Alcatel reported the largest half-year profit in French corporate history! Mannesmann, the German-quoted telecommunications company, also fell, even though its first-half pretax profits were 75% higher than the previous year.

Most of the portfolio's negative performers in the first half of the year were stocks that had significant earnings exposure to Asia. Topping the list of disappointments were stocks quoted in the Expanding Financial Services in Developing Markets theme. The Positive Banking Environment theme had a tough third quarter 1998, as banking stocks across the world sold off on fears of their exposure to Russia and Latin America. Among the stocks hardest hit was Barclays Bank, which saw its share price fall significantly in August and September. The share price of Union Bank of Switzerland dropped after the bank announced it was writing off a $550-million equity stake in the collapsed hedge fund, Long-Term Capital Management.

LOOKING AHEAD
Despite the retreat of many markets in the third quarter 1998, we believe there are many positive signs on the horizon for international equity markets. In Europe, plans for the single currency on January 1, 1999, remain intact, which should have a positive impact on European equity markets. Japan appears to be inching closer to a solution to its banking crisis. We continue to find compelling investment opportunities on a company-by-company basis in Japan, but, given the current environment, it may be some time before their value materializes.

We see continued short-term volatility in global equity markets, but we believe that there is long-term potential in carefully selected international equities.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

             THE BERGER FUNDS  49  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER/BIAM INTERNATIONAL FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   COMPARISON OF CHANGE IN VALUE OF BERGER/BIAM
    INTERNATIONAL FUND VS. EAFE INDEX AND COST
                 OF LIVING INDEX
                                                     BERGER/BIAM                       COST OF
                                                    INTERNATIONAL        EAFE           LIVING
                                                         FUND           INDEX           INDEX
7/31/89                                                    $10,000         $10,000         $10,000
9/30/89                                                    $10,040          $9,989         $10,048
9/30/90                                                    $10,760          $7,253         $10,667
9/30/91                                                    $12,550          $8,871         $11,029
9/30/92                                                    $14,860          $8,269         $11,359
9/30/93                                                    $17,290         $10,482         $11,664
9/30/94                                                    $19,010         $11,542         $12,010
9/30/95                                                    $21,580         $12,247         $12,315
9/30/96                                                    $24,120         $13,341         $12,685
9/30/97                                                    $27,906         $15,008         $12,958
9/30/98                                                    $25,545         $13,795         $13,135
BERGER/BIAM INTERNATIONAL FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                      -8.46%
5 Year                                                       8.12%
Since Inception                                             10.77%
(7/31/89)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares. Performance
figures are historical and, in part, reflect the
performance of a pool of assets advised by
BIAM (Bank of Ireland Asset Management) for
periods before the Fund commenced opera-
tions on October 11, 1996, adjusted to reflect
any increased expenses associated with oper-
ating the Fund. The asset pool was not
registered with the Securities and Exchange
Commission and therefore was not subject to
the investment restrictions imposed by law on
registered mutual funds. If the pool had been
registered, its performance might have been
adversely affected.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger/BIAM International Fund__________________________________________________

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger/BIAM International Fund (one of the funds constituting Berger/BIAM Worldwide Funds Trust, hereafter referred to as the "Fund") at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 7, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  50  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER/BIAM INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  September 30, 1998
------------------------------------------------------------------------------------
ASSETS
Investment in Berger/BIAM International Portfolio ("Portfolio"),
  at value                                                           $ 16,542,839
------------------------------------------------------------------------------------
Receivable from fund shares sold                                            2,800
------------------------------------------------------------------------------------
        Total Assets                                                   16,545,639
------------------------------------------------------------------------------------
LIABILITIES
Payables
   Fund shares redeemed                                                    23,205
------------------------------------------------------------------------------------
   Accrued administration fees                                              6,433
------------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                       3,574
------------------------------------------------------------------------------------
   Accrued other expenses                                                     239
------------------------------------------------------------------------------------
        Total Liabilities                                                  33,451
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                          $ 16,512,188
------------------------------------------------------------------------------------
Capital Shares
   Authorized (par value $0.01)                                         Unlimited
------------------------------------------------------------------------------------
   Shares Outstanding                                                   1,641,570
------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $      10.06
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
   Interest and dividends (net of $43,205 foreign withholding
     taxes)                                                        $    733,706
--------------------------------------------------------------------------------
   Portfolio expenses (net of earnings credits and fee waivers
     totaling $22,082)                                                 (172,813)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ALLOCATED FROM PORTFOLIO                   560,893
--------------------------------------------------------------------------------
FUND EXPENSES
   Administrative services fee                                           84,522
--------------------------------------------------------------------------------
   Registration fees                                                     14,581
--------------------------------------------------------------------------------
   12b-1 fees                                                            46,957
--------------------------------------------------------------------------------
   Legal fees                                                             2,120
--------------------------------------------------------------------------------
      Net Expenses                                                      148,180
--------------------------------------------------------------------------------
      Net Investment Income (Loss)                                      412,713
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on securities and foreign currency
  transactions                                                         (566,046)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                       (1,417,196)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions Allocated from Portfolio             (1,983,242)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $ (1,570,529)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  51  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER/BIAM INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Period From
                                                          Year Ended    November 7, 1996(1)
                                                       September 30,                     to
                                                                1998     September 30, 1997
-------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                           $    412,713           $     85,181
-------------------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions allocated from Portfolio           (566,046)               379,860
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions allocated from Portfolio         (1,417,196)             1,488,886
-------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                     (1,570,529)             1,953,927
-------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                       (98,586)                    --
-------------------------------------------------------------------------------------------
In excess of net realized gains on investments and
  foreign currency transactions                            (595,013)                    --
-------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                            (693,599)                    --
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                14,273,535             25,761,342
-------------------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of dividends and distributions                            671,358                     --
-------------------------------------------------------------------------------------------
Payments for shares redeemed                            (14,841,862)            (9,041,984)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                   103,031             16,719,358
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                    (2,161,097)            18,673,285
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                      18,673,285                     --
-------------------------------------------------------------------------------------------
End of period                                          $ 16,512,188           $ 18,673,285
-------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                $ 16,217,301           $ 16,719,358
-------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                  807,948                 85,181
-------------------------------------------------------------------------------------------
Undistributed (Distributions in excess of) net
  realized gain (loss) from investments and
  foreign currency transactions                            (584,751)               379,860
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions               71,690              1,488,886
-------------------------------------------------------------------------------------------
   Total                                               $ 16,512,188           $ 18,673,285
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                               1,257,896              2,467,579
-------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                              64,871                     --
-------------------------------------------------------------------------------------------
Shares redeemed                                          (1,310,950)              (837,826)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                            11,817              1,629,753
-------------------------------------------------------------------------------------------
Shares outstanding, beginning of period                   1,629,753                     --
-------------------------------------------------------------------------------------------
Shares outstanding, end of period                         1,641,570              1,629,753
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

             THE BERGER FUNDS  52  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                  GROWTH AND
                                 INCOME FUND
CO-PORTFOLIO                    SHEILA J. OHLSSON
MANAGERS' COMMENTARY           PATRICK S. ADAMS
                     [BERGER GROWTH AND INCOME FUND PHOTO]

-  Ticker Symbol                            BEOOX
-  Fund Number                              44

PERFORMANCE
Although the Berger Growth and Income Fund (the "Fund") ended its fiscal year by outperforming the Standard & Poor's (S&P) 500 for the last quarter, we lagged the index for the year ended September 30, 1998, losing -1.60%(1) compared with the 9.08% gain for the S&P 500.(2)
The past year was characterized by a high degree of volatility. Initial concerns about Asian economies rocked the stock market last September and October. Technology stocks in particular took significant hits. Within a short time, however, concerns were set aside and the market took off on a strong trend upward, led by technology stocks. The Fund was underweighted in technology at the time, with the belief that Asian problems held greater than average risk for these stocks. In late January, the market looked past these risks, and technology stocks moved sharply higher, causing the Fund to lag the index on a relative basis.
Our Fund also underperformed because we were heavily weighted in oil service stocks, the prices of which were driven down significantly by concerns of weak commodity prices. After having eliminated the service companies from the portfolio early in the year, we have once again taken a small position in the energy sector. Believing that stock prices adequately reflected a negative outlook for the oil industry, we took advantage of the opportunity to buy attractively priced major oil companies, as well as oil service companies. PERIOD IN REVIEW
One of the key moves we made during the year was the allocation of a portion of the Fund into electric utilities. On September 30, 1997, the Fund had no exposure to this group. Beginning in late July we took profits in stocks we felt were overvalued and in essence locked in the profits by putting those assets to work in utilities. By year end, 16.6% of total Fund assets were invested in electric utilities. This was largely a defensive move. High yields and large cash flows helped utilities such as Duke Energy and Florida Power & Light perform strongly, even in a tough market.
In the healthcare sector, drug and drug distribution companies proved to be excellent investments in the roller coaster market. They performed well when the market went up and held up better than the average stock when the market was down. We have 18.2% of Fund assets invested in the healthcare sector, which includes drug distribution companies. We increased the weighting in distribution companies, such as McKesson, and added other healthcare companies, such as Cardinal Health, to the portfolio during the recent correction.
We significantly reduced our exposure to financials this year, dropping from 24.2% on September 30, 1997, to 4.0% on September 30, 1998. We sold all Real Estate Investment Trust (REIT) holdings in January, which proved favorable as REITs we held underperformed all year. Early in the third quarter, we also eliminated our brokerage/ investment banking-related holdings. We now own only Federal Home Loan Mortgage Corp. (Freddie Mac) and Federal National Mortgage Corp. (Fannie Mae), which should benefit from increased home refinance activity triggered by declining interest rates.

Over the year, our weighting in the technology sector ranged between 12% and 28% of Fund assets. As of September 30, 1998, it stood at 27.4%. We are invested only in what we believe to be the highest-quality technology companies, including EMC, Dell and Intel. Although some fears about the impact of a slowdown in Asia on technology companies have been realized, the technology companies that we currently own in the portfolio provide products and services that we believe businesses absolutely need in order to remain competitive.

LOOKING AHEAD
There is increasing concern that Asian problems could lead to general global deflation. Although the U.S. economy still has the strongest equity market in the world and continues to attract investment from around the world, we are not immune to global trends. Corporate earnings reports for the third and fourth quarters 1998 will be an important indicator of domestic strength. Given the murky global picture, we will continue to closely monitor Fund holdings and focus on the highest-quality names in industries we believe can hold up well under a variety of economic scenarios.

We are pleased to announce that Tino Sellitto, Vice President of Berger Associates, assumed management of the Fund on November 2, 1998, succeeding Sheila Ohlsson and Pat Adams. Tino joined our investment team as a senior equity analyst in January 1998 and has four years of experience in the investment industry. We look forward to his insightful guidance of the Fund in the future.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

             THE BERGER FUNDS  53  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
         BERGER GROWTH & INCOME FUND VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                      BERGER        S&P      COST OF
                                                     GROWTH &       500      LIVING
                                                    INCOME FUND    INDEX      INDEX
9/30/88                                                 $10,000    $10,000    $10,000
9/30/89                                                 $11,733    $13,293    $10,434
9/30/90                                                  $9,953    $12,065    $11,077
9/30/91                                                 $15,801    $15,820    $11,452
9/30/92                                                 $17,059    $17,565    $11,795
9/30/93                                                 $21,575    $19,845    $12,112
9/30/94                                                 $22,202    $20,576    $12,471
9/30/95                                                 $25,321    $26,689    $12,788
9/30/96                                                 $28,021    $32,114    $13,172
9/30/97                                                 $37,706    $45,098    $13,456
9/30/98                                                 $37,102    $49,182    $13,639
BERGER GROWTH & INCOME FUND*
AVERAGE ANNUAL TOTAL RETURN
As of September 30, 1998
1 Year                                                   -1.60%
5 Year                                                   11.45%
10 Year                                                  14.01%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Berger Growth and Income Fund, Inc._____________________________________________

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Growth and Income Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  54  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (76.89%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (2.80%)
          35,000  Ascend Communications, Inc.*                     $   1,592,500
--------------------------------------------------------------------------------
          47,700  Cisco Systems, Inc.*                                 2,948,456
--------------------------------------------------------------------------------
         129,300  3Com Corporation*                                    3,887,081
--------------------------------------------------------------------------------
                                                                       8,428,037
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (5.67%)
         125,000  Apple Computer, Inc.*                                4,765,625
--------------------------------------------------------------------------------
         100,000  Compaq Computer Corporation                          3,162,500
--------------------------------------------------------------------------------
          90,200  Dell Computer Corp.*                                 5,930,650
--------------------------------------------------------------------------------
          65,000  Sun Microsystems, Inc.*                              3,237,812
--------------------------------------------------------------------------------
                                                                      17,096,587
--------------------------------------------------------------------------------
COMPUTER - SERVICES (1.23%)
          60,000  IMS Health, Inc.                                     3,716,250
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - DESKTOP (1.83%)
          50,000  Microsoft Corp.*                                     5,503,125
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (1.76%)
          90,000  Compuware Corp.*                                     5,298,750
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (2.17%)
          42,300  Monsanto Co.                                         2,384,662
--------------------------------------------------------------------------------
          75,000  Tyco International, Ltd.                             4,143,750
--------------------------------------------------------------------------------
                                                                       6,528,412
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (1.05%)
         125,000  Applied Materials, Inc.*                             3,156,250
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (4.25%)
          88,700  Intel Corporation                                    7,606,025
--------------------------------------------------------------------------------
          45,000  Linear Technology Corp.                              2,250,000
--------------------------------------------------------------------------------
          56,000  Texas Instruments, Inc.                              2,954,000
--------------------------------------------------------------------------------
                                                                      12,810,025
--------------------------------------------------------------------------------
FINANCE - MORTGAGE & RELATED SERVICES (2.95%)
         111,700  Freddie Mac                                          5,522,168
--------------------------------------------------------------------------------
          52,600  Fannie Mae                                           3,379,550
--------------------------------------------------------------------------------
                                                                       8,901,718
--------------------------------------------------------------------------------
MEDIA - CABLE TV (1.95%)
         125,000  Comcast Corporation Class A                          5,867,187
--------------------------------------------------------------------------------
MEDIA - RADIO/TV (1.04%)
          66,200  Clear Channel Communications, Inc.*                  3,144,500
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (3.97%)
         120,400  American Home Products Corp.                         6,305,950
--------------------------------------------------------------------------------
          75,000  Warner-Lambert Company                               5,662,500
--------------------------------------------------------------------------------
                                                                      11,968,450
--------------------------------------------------------------------------------

COMMON STOCKS (76.89%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (6.43%)
          75,000  Lilly (Eli) & Co.                                $   5,873,437
--------------------------------------------------------------------------------
          43,200  Pfizer, Inc.                                         4,576,500
--------------------------------------------------------------------------------
          75,000  Pharmacia & Upjohn, Inc.                             3,764,062
--------------------------------------------------------------------------------
          50,000  Schering-Plough Corp.                                5,178,125
--------------------------------------------------------------------------------
                                                                      19,392,124
--------------------------------------------------------------------------------
MEDICAL - PRODUCTS (2.81%)
          94,000  Allergan, Inc.                                       5,487,250
--------------------------------------------------------------------------------
          50,000  Baxter International Inc.                            2,975,000
--------------------------------------------------------------------------------
                                                                       8,462,250
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (2.99%)
          29,600  Cardinal Health, Inc.                                3,056,200
--------------------------------------------------------------------------------
          65,000  McKesson Corporation                                 5,955,625
--------------------------------------------------------------------------------
                                                                       9,011,825
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.95%)
         197,800  Allegiance Corporation                               5,884,550
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (2.18%)
         210,600  Noble Drilling Corp.*                                3,106,350
--------------------------------------------------------------------------------
         100,000  Transocean Offshore, Inc.                            3,468,750
--------------------------------------------------------------------------------
                                                                       6,575,100
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (1.00%)
          60,000  Schlumberger Ltd.                                    3,018,750
--------------------------------------------------------------------------------
OIL & GAS - U.S. INTEGRATED (2.06%)
          53,800  Amoco Corporation                                    2,898,475
--------------------------------------------------------------------------------
          43,500  Mobil Corporation                                    3,303,281
--------------------------------------------------------------------------------
                                                                       6,201,756
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (0.15%)
          25,000  TJX Companies, Inc.                                    445,312
--------------------------------------------------------------------------------
RETAIL - CONSUMER ELECT (0.41%)
          30,000  Best Buy Co., Inc.*                                  1,245,000
--------------------------------------------------------------------------------
RETAIL - DRUG STORES (2.92%)
         110,000  CVS Corp.                                            4,819,375
--------------------------------------------------------------------------------
          90,000  Walgreen Co.                                         3,965,625
--------------------------------------------------------------------------------
                                                                       8,785,000
--------------------------------------------------------------------------------
RETAIL - MAJOR DISCOUNT CHAINS (0.18%)
          15,000  Dayton-Hudson Corporation                              536,250
--------------------------------------------------------------------------------
RETAIL - SUPERMARKETS (3.93%)
         120,000  Albertson's, Inc.                                    6,495,000
--------------------------------------------------------------------------------
         115,000  Safeway, Inc.*                                       5,333,125
--------------------------------------------------------------------------------
                                                                      11,828,125
--------------------------------------------------------------------------------

             THE BERGER FUNDS  55  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (76.89%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (2.21%)
          84,900  Nokia Corp. ADR                                  $   6,659,343
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (3.47%)
          75,000  Bell Atlantic Corp.                                  3,632,812
--------------------------------------------------------------------------------
          57,000  Global Crossing Ltd.*                                1,189,875
--------------------------------------------------------------------------------
         115,000  MCI Worldcom, Inc.*                                  5,620,625
--------------------------------------------------------------------------------
                                                                      10,443,312
--------------------------------------------------------------------------------
TOBACCO (2.06%)
         135,000  Philip Morris Companies, Inc.                        6,218,437
--------------------------------------------------------------------------------
UTILITY - ELECTRIC POWER (9.96%)
         160,000  Dominion Resources, Inc.                             7,140,000
--------------------------------------------------------------------------------
         115,000  Duke Energy Corporation                              7,611,562
--------------------------------------------------------------------------------
         100,000  FPL Group, Inc.                                      6,968,750
--------------------------------------------------------------------------------
         100,000  New England Electrical System                        4,150,000
--------------------------------------------------------------------------------
         100,000  Western Resources, Inc.                              4,137,500
--------------------------------------------------------------------------------
                                                                      30,007,812
--------------------------------------------------------------------------------
UTILITY - TELEPHONE (1.51%)
         102,500  SBC Communications, Inc.                             4,548,437
--------------------------------------------------------------------------------
Total Common Stocks
(cost $210,236,399)                                                  231,682,674
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (6.04%)
--------------------------------------------------------------------------------

INSURANCE - LIFE (0.98%)
          75,000  Conseco Financial Trust 7.00%                        2,957,812
--------------------------------------------------------------------------------
UTILITY - ELECTRIC POWER (5.06%)
          89,200  Houston Industries, Inc. 7.00%                       6,807,075
--------------------------------------------------------------------------------
         150,000  Texas Utilities Co. 9.25%                            8,437,508
--------------------------------------------------------------------------------
                                                                      15,244,583
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(cost $17,844,650)                                                    18,202,395
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (5.78%)                          September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - INTERNET (1.50%)
       2,000,000  America Online, Inc. - 4.00%, 11/15/02           $   4,512,500
--------------------------------------------------------------------------------
COMPUTER - MEMORY DEVICES (1.57%)
       1,850,000  EMC Corp. - 3.25%, 3/15/02                           4,736,000
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (1.84%)
       3,400,000  U.S.A. Waste Services, Inc. - 4.50%, 6/1/01          5,542,000
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - BUILDING PRODUCTS (0.87%)
       1,500,000  Home Depot Inc. - 3.25%, 10/1/01                     2,617,500
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(cost $15,270,606)                                                    17,408,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.99%)
--------------------------------------------------------------------------------

$      9,026,000  State Street Repurchase Agreement, 5.35% dated
                  September 30, 1998 to be repurchased at
                  $9,029,342 on October 1, 1998, collateralized
                  by U.S. Treasury Bond, 6.00% - October 28,
                  1999, with a value of $9,210,220.                    9,026,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $9,026,000)                                                      9,026,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (cost $252,377,655) (91.70%)                       276,319,069
--------------------------------------------------------------------------------
Other assets, less liabilities (8.30%)                                25,010,538
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $ 301,329,607
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depository Receipts.

See notes to financial statements.

             THE BERGER FUNDS  56  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                      September 30, 1998
------------------------------------------------------------------------
ASSETS
Investments, at cost                                    $ 252,377,655
------------------------------------------------------------------------
Investments, at value                                   $ 276,319,069
------------------------------------------------------------------------
Cash                                                              582
------------------------------------------------------------------------
Receivables
   Investment securities sold                              37,479,725
------------------------------------------------------------------------
   Fund shares sold                                           116,583
------------------------------------------------------------------------
   Dividends                                                  356,646
------------------------------------------------------------------------
   Interest                                                   109,241
------------------------------------------------------------------------
        Total Assets                                      314,381,846
------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                         12,330,703
------------------------------------------------------------------------
   Fund shares redeemed                                       166,503
------------------------------------------------------------------------
   Accrued investment advisory fees                           182,479
------------------------------------------------------------------------
   Accrued custodian and accounting fees                       16,757
------------------------------------------------------------------------
   Accrued transfer agent fees                                165,421
------------------------------------------------------------------------
   Accrued 12b-1 fees                                          60,826
------------------------------------------------------------------------
   Accrued audit fees                                          19,300
------------------------------------------------------------------------
   Accrued administrative service fees                          2,433
------------------------------------------------------------------------
   Accrued shareholder report fees                            101,851
------------------------------------------------------------------------
   Accrued other expenses                                       5,966
------------------------------------------------------------------------
        Total Liabilities                                  13,052,239
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING             $ 301,329,607
------------------------------------------------------------------------
Capital Shares
------------------------------------------------------------------------
   Authorized (Par Value $0.01)                             Unlimited
------------------------------------------------------------------------
   Shares Outstanding                                      22,159,998
------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE                                                 $       13.60
------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                             Year Ended
                                                     September 30, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                           $   3,542,314
-----------------------------------------------------------------------
   Interest                                                2,127,784
   Foreign tax withholding                                    (4,904)
-----------------------------------------------------------------------
        Total Income                                       5,665,194
-----------------------------------------------------------------------
Expenses
   Investment advisory fees                                2,539,379
-----------------------------------------------------------------------
   Administrative services fee                                33,858
-----------------------------------------------------------------------
   Accounting fees                                            40,430
-----------------------------------------------------------------------
   Custodian fees                                             45,131
-----------------------------------------------------------------------
   Transfer agent fees                                       836,264
-----------------------------------------------------------------------
   Registration fees                                          36,870
-----------------------------------------------------------------------
   12b-1 fees                                                846,460
-----------------------------------------------------------------------
   Audit fees                                                 39,955
-----------------------------------------------------------------------
   Legal fees                                                 20,834
-----------------------------------------------------------------------
   Directors' fees and expenses                               35,534
-----------------------------------------------------------------------
   Reports to shareholders                                   360,455
-----------------------------------------------------------------------
   Other expenses                                             29,380
-----------------------------------------------------------------------
        Gross Expenses                                     4,864,550
-----------------------------------------------------------------------
        Less fees paid indirectly                            (25,025)
-----------------------------------------------------------------------
        Less earnings credits                                (23,701)
-----------------------------------------------------------------------
        Net Expenses                                       4,815,824
-----------------------------------------------------------------------
        Net Investment Income (loss)                         849,370
-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                   55,262,003
-----------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                  (60,354,177)
-----------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions           (5,092,174)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $  (4,242,804)
-----------------------------------------------------------------------
-----------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  57  SEPTEMBER 30, 1998 ANNUAL REPORT

                         BERGER GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended        Year Ended
                                                     September 30,     September 30,
                                                              1998              1997
------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                        $     849,370     $   2,831,373
------------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                55,262,003        62,443,462
------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                               (60,354,177)       32,101,646
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      (4,242,804)       97,376,481
------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (810,870)       (2,752,207)
------------------------------------------------------------------------------------
In excess of net investment income                       (117,492)               --
------------------------------------------------------------------------------------
Net realized gains on investments                     (59,593,140)      (35,161,405)
------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                       (60,521,502)      (37,913,612)
------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                              42,707,097        50,210,039
------------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of dividends and distributions                       57,969,279        36,434,190
------------------------------------------------------------------------------------
Payments for shares redeemed                          (91,605,461)     (104,621,754)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                               9,070,915       (17,977,525)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 (55,693,391)       41,485,344
------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                   357,022,998       315,537,654
------------------------------------------------------------------------------------
End of period                                       $ 301,329,607     $ 357,022,998
------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $ 226,255,471     $ 217,184,556
------------------------------------------------------------------------------------
Undistributed (Distributions in excess of) net
  investment income                                       (88,579)          (38,500)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                          51,221,301        55,581,351
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions         23,941,414        84,295,591
------------------------------------------------------------------------------------
   Total                                            $ 301,329,607     $ 357,022,998
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                            2,928,438         3,472,770
------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                         4,248,233         2,712,734
------------------------------------------------------------------------------------
Shares redeemed                                        (6,365,416)       (7,277,941)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                         811,255        (1,092,437)
------------------------------------------------------------------------------------
Shares outstanding, beginning of period                21,348,743        22,441,180
------------------------------------------------------------------------------------
Shares outstanding, end of period                      22,159,998        21,348,743
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  58  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                      BERGER
                                    BALANCED
                                        FUND
CO-PORTFOLIO                    JOHN B. JARES
MANAGERS' COMMENTARY           PATRICK S. ADAMS
                          [BERGER BALANCED FUND PHOTO]

-  Ticker Symbol                            BEBAX
-  Fund Number                              213

PERFORMANCE
In its first full year of operation, the Berger Balanced Fund (the "Fund") posted an outstanding return of 56.77%(1) for the year ended September 30, 1998, which significantly outpaced the 9.08% return posted by the Standard & Poor's (S&P) 500(2) for the same time period.
Our Fund benefited from the extreme volatility that has characterized the equity markets over the past twelve months. A high cash position and a advantageous launch date (September 30, 1997) helped our Fund post a spectacular return in our first six months. During the fourth quarter 1997, world markets were roiled by the beginning of the Asian financial crisis. We took advantage of this market environment to invest Fund assets in the newly available supply of attractively priced growth stocks. Many of these stocks appreciated nicely during the first quarter of 1998 as investors returned to stocks that they had aggressively sold the previous quarter. Although our Fund's performance was not as spectacular the second half of the fiscal year, our bottom-up style of balanced fund management enabled us to consistently outperform the benchmark every quarter.
PERIOD IN REVIEW
As of September 30, our Fund's assets were allocated as follows: 51% equities, 42% fixed income and 7% cash/ cash equivalents. We had a relatively high cash position in mid-August that gave us the opportunity to take advantage of the market's correction and buy attractively priced growth stocks. Although we will always have at least 25% of Fund assets invested in stocks and 25% in fixed income securities, we will invest more heavily in stocks when we consider the stock market attractive and when the number of potentially profitable investments is plentiful.
In a tumultuous year, our Fund benefited from strong performances by several individual companies, including IBM, Intel and Amoco. In addition, our fixed-income holdings performed well as interest rates fell all year and currently are setting multiyear lows. As of September 30, we were invested in fixed-income securities with shorter maturities, generally between two and three years, because we believe they offer the best value for fixed-income investments. In order to minimize our exposure to interest-rate risk, the nonconvertible portion of our fixed-income portfolio is invested only in investment-grade corporate bonds and U.S. government securities.
LOOKING AHEAD
We remain cautiously optimistic about prospects for the U.S. equity markets. Many companies are selling at very reasonable valuations, and the outlook for inflation and interest rates remains quite favorable. We are hopeful the Federal Reserve will continue to lower rates, which will help improve investor confidence. However, the financial crisis that began in Asia last year continues to spread and now threatens economies worldwide, including Latin America and Canada. If the economies of our largest trading partners enter severe recessions, we could feel the impact here at home. We will remain vigilant and monitor how these conditions may affect the earnings growth of companies in which we invest. In addition, we will continue to invest in attractively priced, fundamentally sound stocks that we believe will be strong performers over the long term.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

             THE BERGER FUNDS  59  SEPTEMBER 30, 1998 ANNUAL REPORT

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
             BERGER BALANCED FUND VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                     BERGER                COST OF
                                                    BALANCED    S&P 500    LIVING
                                                      FUND       INDEX      INDEX
9/30/97                                               $10,000    $10,000    $10,000
12/31/97                                              $13,789    $10,287    $10,006
3/31/98                                               $15,810    $11,722    $10,062
6/30/98                                               $16,477    $12,108    $10,112
9/30/98                                               $15,677    $10,906    $10,136
BERGER BALANCED FUND*
TOTAL RETURN
As of September 30, 1998
Life of Fund                                           56.77%
(9/30/97)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust_______________________________________________

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP

Denver, Colorado
October 30, 1998

             THE BERGER FUNDS  60  SEPTEMBER 30, 1998 ANNUAL REPORT

                              BERGER BALANCED FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (48.45%)                                        September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
BANKS - MIDWEST (0.47%)
           2,100  Nothern Trust Corporation                         $    143,325
--------------------------------------------------------------------------------
BANKS - NORTHEAST (0.52%)
           2,900  State Street Corp.                                     158,231
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (1.11%)
          13,300  Cadence Design Systems, Inc.*                          339,981
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (2.82%)
          14,200  3Com Corporation*                                      426,887
--------------------------------------------------------------------------------
           9,700  Ascend Communications, Inc.*                           441,350
--------------------------------------------------------------------------------
                                                                         868,237
--------------------------------------------------------------------------------
COMPUTER - MAINFRAMES (1.46%)
           3,500  International Business Machines Corp.                  448,000
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (2.32%)
          11,700  Compaq Computer Corporation                            370,012
--------------------------------------------------------------------------------
           6,900  Sun Microsystems, Inc.*                                343,706
--------------------------------------------------------------------------------
                                                                         713,718
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - FINANCE (1.02%)
           6,700  Intuit, Inc.*                                          311,968
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (1.16%)
          17,300  The Dial Corporation                                   356,812
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (1.03%)
           5,700  Tyco International, Ltd.                               314,925
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (0.82%)
          10,000  Applied Materials, Inc.                                252,500
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (4.64%)
           7,100  Intel Corporation                                      608,825
--------------------------------------------------------------------------------
           9,600  Texas Instruments, Inc.                                506,400
--------------------------------------------------------------------------------
           8,900  Xilinx, Inc.*                                          311,500
--------------------------------------------------------------------------------
                                                                       1,426,725
--------------------------------------------------------------------------------
FINANCE - CONSUMER LOANS (1.30%)
           6,100  Associates First Capital Corp. Class A                 398,025
--------------------------------------------------------------------------------
FOOD - MEAT PRODUCTS (1.94%)
          30,000  Tyson Foods, Inc.                                      596,250
--------------------------------------------------------------------------------
FOOD - MISCELLANEOUS PREPARATION (1.67%)
          19,700  Keebler Foods Company*                                 512,200
--------------------------------------------------------------------------------

COMMON STOCKS (48.45%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
LEISURE - SERVICES (3.68%)
          16,400  Carnival Corporation                              $    521,725
--------------------------------------------------------------------------------
          22,900  Royal Caribbean Cruises Ltd.                           608,281
--------------------------------------------------------------------------------
                                                                       1,130,006
--------------------------------------------------------------------------------
MEDIA - CABLE TV (2.00%)
           7,000  Time Warner, Inc.                                      612,937
--------------------------------------------------------------------------------
MEDIA - RADIO/TV (0.65%)
           6,000  Chancellor Media Corporation*                          200,250
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (2.21%)
           6,800  American Home Products Corp.                           356,150
--------------------------------------------------------------------------------
           4,300  Warner-Lambert Company                                 324,650
--------------------------------------------------------------------------------
                                                                         680,800
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (2.36%)
           5,200  Lilly (Eli) & Co.                                      407,225
--------------------------------------------------------------------------------
           5,800  SmithKline Beecham PLC ADR                             317,550
--------------------------------------------------------------------------------
                                                                         724,775
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (1.43%)
          15,300  Tenet Healthcare Corporation*                          439,875
--------------------------------------------------------------------------------
OIL & GAS - U.S. INTEGRATED (1.23%)
           7,000  Amoco Corporation                                      377,125
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (1.77%)
          13,500  Kimberly-Clark Corp.                                   546,750
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (3.28%)
          21,700  Saks Incorporated                                      486,893
--------------------------------------------------------------------------------
          11,800  Sears Roebuck & Co.                                    521,412
--------------------------------------------------------------------------------
                                                                       1,008,305
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (1.77%)
          78,500  Petsmart, Inc.*                                        544,593
--------------------------------------------------------------------------------
RETAIL - RESTAURANTS (0.88%)
          17,000  Darden Restaurants, Inc.                               272,000
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - BUILDING PRODUCTS (0.52%)
           5,000  Lowes Cos., Inc.                                       159,062
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (0.90%)
           8,800  Qwest Communications International, Inc.               275,550
--------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURING (1.45%)
          19,400  Jones Apparel Group, Inc.*                             444,987
--------------------------------------------------------------------------------

             THE BERGER FUNDS  61  SEPTEMBER 30, 1998 ANNUAL REPORT

                              BERGER BALANCED FUND
SCHEDULE OF INVESTMENTS

COMMON STOCKS (48.45%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES/PAR VALUE                                                           VALUE
--------------------------------------------------------------------------------
TOBACCO (2.04%)
          13,600  Philip Morris Companies, Inc.                     $    626,450
--------------------------------------------------------------------------------
Total Common Stocks
(cost $15,163,028)                                                    14,884,362
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. TREASURY NOTES (22.95%)
--------------------------------------------------------------------------------

       4,000,000  U.S. Treasury Note - 5.50%, 2/28/99                  4,016,252
--------------------------------------------------------------------------------
       3,000,000  U.S. Treasury Note - 5.75%, 9/30/99                  3,033,763
--------------------------------------------------------------------------------
Total U.S. Treasury Notes
(cost $6,992,112)                                                      7,050,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CORPORATE DEBT - NON CONVERTIBLE (11.59%)
--------------------------------------------------------------------------------

ELECTRONIC - EQUIPMENT (1.66%)
         500,000  General Electric Capital Corp. - 5.89%, 5/11/01        509,475
--------------------------------------------------------------------------------
FINANCE - CONSUMER LOANS (4.96%)
         500,000  Ford Motor Credit Co. - 6.12%, 4/28/03                 515,512
--------------------------------------------------------------------------------
       1,000,000  General Motors Acceptance Corp. - 5.80%, 8/7/00      1,008,356
--------------------------------------------------------------------------------
                                                                       1,523,868
--------------------------------------------------------------------------------
FINANCE - INVESTMENT BROKERS (3.31%)
         500,000  Merrill Lynch & Co., Inc. - 6.02%, 5/11/01             508,899
--------------------------------------------------------------------------------
         500,000  Merrill Lynch & Co., Inc. - 6.48%, 3/1/00              507,056
--------------------------------------------------------------------------------
                                                                       1,015,955
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (1.66%)
         495,000  Sears Roebuck - 6.69%, 4/30/01                         510,867
--------------------------------------------------------------------------------
Total Corporate Debt - Non Convertible
(cost $3,506,677)                                                      3,560,165
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.33%)
--------------------------------------------------------------------------------

       1,025,000  Federal National Mortgage Association Note -
                  5.42%, 10/5/98                                       1,024,382
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(cost $1,024,382)                                                      1,024,382
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.00%)                                  September 30, 1998
--------------------------------------------------------------------------------

$        920,000  State Street Repurchase Agreement, 5.35% dated
                  September 30, 1998 to be repurchased at $920,137
                  on October 1, 1998, collateralized by U.S.
                  Treasury Bond, 5.70% - February 22, 2000, with a
                  value of $939,231.                                     920,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $920,000)                                                          920,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (2.53%)
--------------------------------------------------------------------------------

TRANSPORTATION - RAIL (0.66%)
           4,500  Union Pacific Capital Trust                            202,500
--------------------------------------------------------------------------------
UTILITY - ELECTRIC POWER (1.87%)
          10,200  Texas Utilities Co.                                    573,750
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(cost $713,063)                                                          776,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (0.73%)
--------------------------------------------------------------------------------

ELECTRONIC - SEMICONDUCTOR EQUIPMENT (0.73%)
         300,000  Lam Research Corp. - 5.00%, 9/1/02                     224,625
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(cost $253,125)                                                          224,625
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $28,572,387) (92.58%)                         28,439,799
--------------------------------------------------------------------------------
Other assets, less liabilities (7.42%)                                 2,280,758
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $ 30,720,557
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depository Receipt.
PLC - Public Limited Company.

See notes to financial statements.

             THE BERGER FUNDS  62  SEPTEMBER 30, 1998 ANNUAL REPORT

                              BERGER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  September 30, 1998
------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                 $ 28,572,387
------------------------------------------------------------------------------------
Investments, at value                                                $ 28,439,799
------------------------------------------------------------------------------------
Cash                                                                          691
------------------------------------------------------------------------------------
Receivables
   Investment securities sold                                           2,296,810
------------------------------------------------------------------------------------
   Fund shares sold                                                        68,978
------------------------------------------------------------------------------------
   Dividends                                                               15,741
------------------------------------------------------------------------------------
   Interest                                                                80,280
------------------------------------------------------------------------------------
   Due from Management Company                                              3,486
------------------------------------------------------------------------------------
        Total Assets                                                   30,905,785
------------------------------------------------------------------------------------
LIABILITIES
Payables
   Fund shares redeemed                                                   125,031
------------------------------------------------------------------------------------
   Accrued investment advisory fees                                        17,376
------------------------------------------------------------------------------------
   Accrued custodian and accounting fees                                    3,765
------------------------------------------------------------------------------------
   Accrued transfer agent fees                                              7,419
------------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                       6,206
------------------------------------------------------------------------------------
   Accrued audit fees                                                      15,300
------------------------------------------------------------------------------------
   Accrued administrative service fees                                        249
------------------------------------------------------------------------------------
   Accrued shareholder report fees                                          1,861
------------------------------------------------------------------------------------
   Other accrued expenses                                                   8,021
------------------------------------------------------------------------------------
        Total Liabilities                                                 185,228
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                          $ 30,720,557
------------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                         Unlimited
------------------------------------------------------------------------------------
   Shares Outstanding                                                   2,313,209
------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $      13.28
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                       $    101,889
--------------------------------------------------------------------------------
   Interest                                                             687,919
--------------------------------------------------------------------------------
        Total Income                                                    789,808
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                             167,958
--------------------------------------------------------------------------------
   Administrative services fee                                            2,400
--------------------------------------------------------------------------------
   Accounting fees                                                        8,976
--------------------------------------------------------------------------------
   Custodian fees                                                        15,208
--------------------------------------------------------------------------------
   Transfer agent fees                                                   42,414
--------------------------------------------------------------------------------
   Registration fees                                                     25,919
--------------------------------------------------------------------------------
   12b-1 fees                                                            59,985
--------------------------------------------------------------------------------
   Audit fees                                                            21,311
--------------------------------------------------------------------------------
   Legal fees                                                             6,460
--------------------------------------------------------------------------------
   Directors fees and expenses                                            2,521
--------------------------------------------------------------------------------
   Reports to shareholders                                               22,802
--------------------------------------------------------------------------------
   Other expenses                                                           286
--------------------------------------------------------------------------------
        Gross Expenses                                                  376,240
--------------------------------------------------------------------------------
        Less fees waived by the advisor                                 (16,303)
--------------------------------------------------------------------------------
        Less earnings credits                                            (4,308)
--------------------------------------------------------------------------------
        Net Expenses                                                    355,629
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                    434,179
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                        6,207,143
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                         (132,588)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                       6,074,555
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  6,508,734
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  63  SEPTEMBER 30, 1998 ANNUAL REPORT

                              BERGER BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended     Period Ended
                                                    September 30,        September
                                                             1998      30, 1997(1)
----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                        $    434,179      $        --
----------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                6,207,143               --
----------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                 (132,588)              --
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      6,508,734               --
----------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                   (407,800)              --
----------------------------------------------------------------------------------
Net realized gains on investments                     (2,535,109)              --
----------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                       (2,942,909)              --
----------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                             38,583,031        7,461,844
----------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of dividends and distributions                       2,636,258               --
----------------------------------------------------------------------------------
Payments for shares redeemed                         (21,526,401)              --
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                             19,692,888        7,461,844
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 23,258,713        7,461,844
----------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                    7,461,844               --
----------------------------------------------------------------------------------
End of period                                       $ 30,720,557      $ 7,461,844
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $ 27,154,732      $ 7,461,844
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                26,379               --
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                          3,672,034               --
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions          (132,588)              --
----------------------------------------------------------------------------------
   Total                                            $ 30,720,557      $ 7,461,844
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                           2,988,884        746,184
----------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  dividends and distributions                            220,731               --
----------------------------------------------------------------------------------
Shares redeemed                                       (1,642,590)              --
----------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                      1,567,025          746,184
----------------------------------------------------------------------------------
Shares outstanding, beginning of period                  746,184               --
----------------------------------------------------------------------------------
Shares Outstanding, End of Period                      2,313,209          746,184
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

1. The Fund commenced investment operations on September 30, 1997.

See notes to financial statements.

             THE BERGER FUNDS  64  SEPTEMBER 30, 1998 ANNUAL REPORT

                ..............................
                                     NOTES TO
                                    FINANCIAL
                                   STATEMENTS

         ------------------------------------
------------------------------------------------------------------------
1   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION
The Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Small Company Growth Fund ("BSCG"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Growth Fund ("BMCG"), Berger Mid Cap Value Fund ("BMCV"), Berger One Hundred Fund ("100"), Berger/BIAM International Fund ("BBIF"), Berger Growth and Income Fund ("BG&I") and Berger Balanced Fund ("BBAL")(individually the "Fund" and collectively, the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Shares of each fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The investment objective of each Fund is capital appreciation, including the BBAL and BG&I, which also pursue current income.

100 and BG&I are corporations registered in the State of Maryland. BNG, BSEL, BSCG, BMCG, BMCV and BBAL are separate series established under the Berger Investment Portfolio Trust, a Delaware business trust ("BIP Trust"). BSEL and BMCG commenced operations on December 31, 1997, and BMCV commenced operations on August 12, 1998. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust, and offers two separate classes of shares; Investor Shares ("BSCV; Inv") and Institutional Shares ("BSCV; Inst"). Both classes have identical rights to earnings, assets and voting privileges. The BBIF is one of three series established under the Berger/BIAM Worldwide Funds Trust ("BBWF Trust"), a Delaware business trust. Other series or portfolios may be added under each Trust in the future. All costs in organizing the Trusts were borne by Berger Associates, Inc. ("Berger") or BBOI Worldwide LLC ("BBOI").

BBIF invests all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/ BIAM Worldwide Portfolios Trust ("BBWP Trust"). The value of such investment reflects BBIF's proportionate interest in the net assets of the Portfolio (9% at September 30, 1998). The Portfolio is an open-end management investment company and has the same investment objective and policies as BBIF. The performance of BBIF will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of portfolio investments, are included elsewhere in this report and should be read in conjunction with BBIF's financial statements.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. INVESTMENT VALUATION
Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees.

Since BBIF invests all of its investable assets in the Portfolio, the value of BBIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

CALCULATION OF NET ASSET VALUE
Each Fund's per share calculation of net asset value is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding.

FEDERAL INCOME TAX STATUS
It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION
Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing

             THE BERGER FUNDS  65  SEPTEMBER 30, 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
1   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
--------------------------------------------------------------------------------

market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are reported as soon as a Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES
Income, expenses (other than those attributable to a specific class) and gains and losses of the BSCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of the BSCV. Expenses directly attributable to a specific class are charged against the operations of such class.

As an investor in the Portfolio, BBIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, record keeping and pricing agent fees) of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's relative net assets of BBIF and other investors in the Portfolio.

COMMON EXPENSES
Certain expenses that are not directly allocable to a specific Fund are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

--------------------------------------------------------------------------------
2   AGREEMENTS
--------------------------------------------------------------------------------

Berger renders investment advisory services to BNG, BSEL, BSCG, BSCV, BMCG, BMCV, 100, BG&I and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger at the following annual rates as a percentage of average daily net assets; BNG, BSCG and BSCV -- .90%; 100, BSEL, BMCG, BMCV and BG&I -- .75%; and BBAL -- .70%. Berger has delegated the day-to-day investment management of BSCV and BMCV to Perkins, Wolf & McDonnell and Company ("PWM"). As compensation for services rendered to BSCV, PWM receives a sub-advisory fee from Berger at an annual rate of .90% of the BSCV's average daily net assets up to $75 million; .50% of average daily net assets between $75 million and $200 million and .20% of average daily net assets in excess of $200 million. As compensation for services rendered to the BMCV, PWM receives a sub-advisory fee from Berger at an annual rate of .75% of the BMCV's average daily net assets up to $50 million; .375% of average daily net assets between $50 million and $100 million and .20% of average daily net assets in excess of $100 million. All investment advisory fees are accrued daily and paid monthly. Berger has also agreed to voluntarily waive its advisory fee for the BNG, BSEL, BMCG, BMCV and BBAL to the extent that the each Fund's normal operating expenses in any fiscal year (including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceeds 1.90%, 2.00%, 2.00%, 2.00% and 1.50%, respectively, of each Fund's average daily net assets for that fiscal year.

Pursuant to an Administrative Services Agreement, whereby BBOI serves as the administrator to BBIF, the Fund pays BBOI a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or BBOI's annual cost to provide or procure such services plus 0.02% of the Fund's average daily net assets. Under the Agreement, BBOI is responsible, at its own expense, for providing or procuring administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communication and certain other administrative services. BBOI has delegated the administration of the Fund to Berger. For such services, BBOI has agreed to compensate Berger with a sub-administration fee equal to 0.25% per annum of the Fund's average daily net assets. Berger has voluntarily waived such fee for the fiscal year ended September 30, 1998.

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). The BSCV Plan, which became effective February 14, 1997, applies only to the BSCV; Inv. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily

             THE BERGER FUNDS  66  SEPTEMBER 30, 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
2   AGREEMENTS - CONTINUED
--------------------------------------------------------------------------------

intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds.
The BNG, BSEL, BSCG, BSCV, BMCG, BMCV, 100, BG&I and BBAL have each entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01% of the average daily net assets of each Fund, computed daily and payable monthly. The Funds have also entered into recordkeeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), which also serves as the Funds' custodian and transfer agent. The record keeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. IFTC's fees for custody, recordkeeping and pricing or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by IFTC as custodian or by credits received from directed brokerage transactions. DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds as a sub-transfer agent. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the fiscal year or periods ended September 30, 1998, the following credits were earned:

Fund                                                  Credits
-------------------------------------------------------------
BNG                                            $        1,350
-------------------------------------------------------------
BSEL                                                    6,615
-------------------------------------------------------------
BSCG                                                   15,675
-------------------------------------------------------------
BSCV                                                       NA
-------------------------------------------------------------
BMCG                                                       NA
-------------------------------------------------------------
BMCV                                                       NA
-------------------------------------------------------------
100                                                   310,225
-------------------------------------------------------------
BBIF                                                       NA
-------------------------------------------------------------
BG&I                                                   25,025
-------------------------------------------------------------
BBAL                                                       NA
-------------------------------------------------------------

Certain officers and directors of Berger and BBOI are also officers and/or directors/trustees of the Funds. Directors/ trustees who are not affiliated with Berger or BBOI are compensated for their services according to a fee schedule which includes an annual fee component and a per meeting fee component. Such directors/trustees fees and expenses totaled $332,322 for the periods ended September 30, 1998.
The Funds adopted a director/trustee fee deferral plan (the "Plan") which allows the directors/trustees to defer the receipt of all or a portion of the fees payable on or after January 16, 1996. The deferred fees remain in the Funds and are invested in various Berger funds until distribution in accordance with the Plan.

--------------------------------------------------------------------------------
3   INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

PURCHASES AND SALES
Purchases and sales of investment securities (excluding short-term securities) during the fiscal year or periods ended September 30, 1998, were as follows:

Fund                             Purchases           Sales
----------------------------------------------------------
BNG                         $  309,922,020  $  333,811,004
----------------------------------------------------------
BSEL                           253,210,677     229,402,823
----------------------------------------------------------
BSCG                           692,170,461     840,315,633
----------------------------------------------------------
BSCV                           206,155,276     101,954,394
----------------------------------------------------------
BMCG                            10,914,667       7,169,476
----------------------------------------------------------
BMCV                            17,068,628       2,135,517
----------------------------------------------------------
100                          4,386,713,726   4,595,256,942
----------------------------------------------------------
BBIF(1)                                 NA              NA
----------------------------------------------------------
BG&I                         1,293,700,660   1,336,423,905
----------------------------------------------------------
BBAL                           132,546,914     121,326,646
----------------------------------------------------------

1. See the Portfolio's Notes to Financial Statements for information regarding purchases and sales of investment securities.

BBAL had purchases of $9,065,430 and sales of $2,020,820 of long-term government securities during the period ended September 30, 1998. No other Funds purchased long-term government securities.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES
At September 30, 1998, the federal tax cost of securities and the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                                     Gross            Gross              Net
               Federal Tax      Unrealized       Unrealized     Appreciation
Fund                  Cost    Appreciation   (Depreciation)   (Depreciation)
----------------------------------------------------------------------------
BNG        $   103,764,790   $  17,248,845    $ (7,476,255)    $  9,772,590
----------------------------------------------------------------------------
BSEL            35,368,251         604,462      (1,465,505)        (861,043)
BSCG           527,609,705     103,743,095     (80,043,748)      23,699,347
----------------------------------------------------------------------------
BSCV           222,251,602      13,405,125     (35,484,830)     (22,079,705)
----------------------------------------------------------------------------
BMCG             4,767,680         275,218        (627,630)        (352,412)
----------------------------------------------------------------------------
BMCV            21,244,454         259,071      (1,287,283)      (1,028,212)
100          1,275,862,224      61,363,482    (129,517,491)     (68,154,009)
BBIF(1)                 NA              NA              NA               NA
----------------------------------------------------------------------------
BG&I           262,301,797      17,582,481      (3,565,209)      14,017,272
----------------------------------------------------------------------------
BBAL            28,663,705         753,414        (977,320)        (223,906)
----------------------------------------------------------------------------

1. See the Portfolio's Notes to Financial Statements for federal tax cost of securities and the composition of net unrealized appreciation or depreciation of securities.

             THE BERGER FUNDS  67  SEPTEMBER 30, 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
3   INVESTMENT TRANSACTIONS - CONTINUED
--------------------------------------------------------------------------------

FUTURES CONTRACTS
Each Fund may enter into futures contracts for hedging purposes. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by a Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as realized or unrealized gain or loss, as appropriate. A Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying a futures contract and the asset being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Realized gains or losses on these contracts are a separate component of Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

FORWARD CONTRACTS AND OPTIONS
Each Fund may hold certain types of forward contracts and/or options for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

REPURCHASE AGREEMENTS
Repurchase agreements held by a Fund are fully collateralized by U.S. Treasury securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF CREDIT RISK
The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. For the fiscal year or period ended September 30, 1998, 10%, 18% and 1% of the ordinary income distributions declared by the BSCV, BG&I and BBAL, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended September 30, 1998, 67% of the capital gain distributions of the 100 were long term capital gains.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

During the period ended September 30, 1998 the following reclassifications were made:

                                                BNG          BSCG           BSCV       BMCG            100       BG&I         BBIF
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                          (1,868,101)   (5,663,664)       (24,162)        --     (6,499,150)        --     (605,088)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income       1,868,101     7,819,479      2,376,533     22,265      6,499,150     28,913      408,640
----------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Realized Gain                  --    (2,155,815)    (2,352,371)   (22,265)            --    (28,913)     196,448
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

             THE BERGER FUNDS  68  SEPTEMBER 30, 1998 ANNUAL REPORT

--------------------------------------------------------------------------------
3   INVESTMENT TRANSACTIONS - CONTINUED
--------------------------------------------------------------------------------

During the year ended September 30, 1998, BBIF paid $43,205 of foreign taxes on $1,131,315 of foreign source income. The Fund will make the foreign tax credit election to pass through these taxes to shareholders.

Net capital loss carryovers used to offset realized capital gains in 1998 by BNG amounted to $7,485,327. Additionally, BG&I and BBIF incurred and elected to defer post-October 31 net capital and/or currency losses of $37,638 and $604,150, respectively, to the year ended September 30, 1999.

--------------------------------------------------------------------------------
4   LINE OF CREDIT
--------------------------------------------------------------------------------

BNG, BSEL, BSCG, BSCV, BMCG, 100, BG&I, BBAL and the Portfolio are party to an ongoing agreement with certain banks that allows the Funds, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific Fund or Portfolio executing the borrowing at the Federal Funds Rate plus 45 basis points. In addition, the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 1998, the outstanding line of credit balance was $0.

--------------------------------------------------------------------------------
5   OTHER MATTERS
--------------------------------------------------------------------------------

Effective November 17, 1997, BSCG was closed to new investors. During the period for which the Fund was closed to new investors, Berger reduced the 12b-1 fee payable by the Fund by the amount of such fee that was not utilized by Berger to provide or to compensate third party administrators or other companies for providing shareholder services to Fund shareholders in connection with the distribution of Fund shares. Effective May 29, 1998, the Fund was reopened to new investors as a result of an investment policy change with regard to the allowable market capitalization of the Fund's investments. Effective May 29, 1998, the 12b-1 fee payable by the Fund reverted to .25% per annum of the Fund's average daily net assets, which was the rate that was in existence prior to the Fund's closing.

             THE BERGER FUNDS  69  SEPTEMBER 30, 1998 ANNUAL REPORT

                         ..............................

                                            BERGER/BIAM
                                          INTERNATIONAL
                                              PORTFOLIO
                             --------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Investors of
Berger/BIAM International Portfolio
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Berger/BIAM International Portfolio (the sole portfolio comprising Berger/BIAM Worldwide Portfolios Trust, hereafter referred to as the "Portfolio") at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the supplemental data for the year then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
[PRICEWATERHOUSECOOPERS LLP SIGNATURE]
PricewaterhouseCoopers LLP
Denver, Colorado
October 30, 1998

SCHEDULE OF INVESTMENTS
COMMON STOCKS (94.44%)                                        September 30, 1998
--------------------------------------------------------------------------------

COUNTRY/SHARES/                                                                                                         MARKET
PAR VALUE         COMPANY                                        INDUSTRY                                                VALUE
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA (4.50%)
         266,850  National Australia Bank Ltd.                   Commercial Banks & Other Banks                 $    3,233,198
------------------------------------------------------------------------------------------------------------------------------
         537,645  News Corporation Ltd.                          Media                                               3,476,111
------------------------------------------------------------------------------------------------------------------------------
         457,510  Telstra Corp. Ltd.                             Utilities                                           1,285,154
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     7,994,463
------------------------------------------------------------------------------------------------------------------------------
CANADA (0.45%)
          19,850  Royal Bank of Canada                           Commercial Banks & Other Banks                        803,002
------------------------------------------------------------------------------------------------------------------------------
DENMARK (0.54%)
           9,650  Tele Danmark A.S.                              Utilities                                             958,845
------------------------------------------------------------------------------------------------------------------------------
FRANCE (7.15%)
          18,626  Alcatel Alsthom                                Computer/Commercial/Office Equipment                1,656,945
------------------------------------------------------------------------------------------------------------------------------
          27,652  AXA-UAP                                        Insurance-Multi/Property/Casualty                   2,533,980
------------------------------------------------------------------------------------------------------------------------------
          33,375  Michelin Class B                               Auto Components                                     1,311,605
------------------------------------------------------------------------------------------------------------------------------
          29,880  Total S.A. - B                                 Oil                                                 3,768,292
------------------------------------------------------------------------------------------------------------------------------
          17,166  Vivendi                                        Diversified Holding Companies                       3,422,099
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    12,692,921
------------------------------------------------------------------------------------------------------------------------------

             THE BERGER FUNDS  70  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

COMMON STOCKS (94.44%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

COUNTRY/SHARES/                                                                                                         MARKET
PAR VALUE         COMPANY                                        INDUSTRY                                                VALUE

------------------------------------------------------------------------------------------------------------------------------
GERMANY (9.74%)
           2,808  Bayerische Motoren Werke (BMW) A.G.            Automobiles                                    $    1,808,140
------------------------------------------------------------------------------------------------------------------------------
             402  Bayerische Motoren Werke (BMW) A.G.(1)         Automobiles                                           252,837
------------------------------------------------------------------------------------------------------------------------------
          29,300  Bayerische Vereinsbank A.G.                    Commercial Banks & Other Banks                      2,158,734
------------------------------------------------------------------------------------------------------------------------------
          53,945  Hoechst A.G.                                   Chemicals                                           2,229,599
------------------------------------------------------------------------------------------------------------------------------
          76,650  Mannesmann A.G.+                               Machinery & Engineering Services                    7,024,738
------------------------------------------------------------------------------------------------------------------------------
          44,851  Veba A.G.                                      Diversified Industrials                             2,337,318
------------------------------------------------------------------------------------------------------------------------------
           2,177  Viag A.G.                                      Utilities                                           1,497,017
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    17,308,383
------------------------------------------------------------------------------------------------------------------------------
IRELAND (0.04%)
          53,200  Smurfit (Jefferson) Group                      Forestry & Paper Products                              79,534
------------------------------------------------------------------------------------------------------------------------------
ITALY (2.54%)
         155,256  ENI S.p.A.                                     Utilities                                             952,034
------------------------------------------------------------------------------------------------------------------------------
         515,711  Telecom Italia S.p.A.                          Utilities                                           3,554,526
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,506,560
------------------------------------------------------------------------------------------------------------------------------
JAPAN (14.05%)
         222,000  Canon, Inc.+                                   Computer/Commercial/Office Equipment                4,496,819
------------------------------------------------------------------------------------------------------------------------------
         107,000  Dai Nippon Printing Co. Ltd.                   Media                                               1,370,851
------------------------------------------------------------------------------------------------------------------------------
          30,000  Fuji Photo Film                                Photo Equipment & Supplies                          1,031,078
------------------------------------------------------------------------------------------------------------------------------
          70,000  Honda Motor Co. Ltd.+                          Automobiles                                         2,124,314
------------------------------------------------------------------------------------------------------------------------------
         131,000  Kao Corporation                                Food & Grocery Products                             2,088,336
------------------------------------------------------------------------------------------------------------------------------
          10,900  Keyence Corporation                            Electronics & Instruments                           1,041,776
------------------------------------------------------------------------------------------------------------------------------
          50,000  Murata Manufacturing Co. Ltd.                  Electronics & Instruments                           1,685,557
------------------------------------------------------------------------------------------------------------------------------
          17,000  Rohm Company Limited                           Machinery & Engineering Services                    1,616,087
------------------------------------------------------------------------------------------------------------------------------
         113,000  Shiseido Co. Ltd.                              Health & Personal Care                                995,722
------------------------------------------------------------------------------------------------------------------------------
          59,400  Sony Corporation+                              Household Durables & Appliances                     4,122,164
------------------------------------------------------------------------------------------------------------------------------
         164,000  Takeda Chemical Industries+                    Health & Personal Care                              4,377,330
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    24,950,034
------------------------------------------------------------------------------------------------------------------------------
MALAYSIA (0.11%)
         103,000  Hume Industries Bhd X                          Construction & Building Materials                      51,161
------------------------------------------------------------------------------------------------------------------------------
         219,400  Sime Darby Bhd X                               Diversified Holding Companies                         146,458
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       197,619
------------------------------------------------------------------------------------------------------------------------------
MEXICO (0.15%)
         301,770  Grupo Financiero Banamex Accival* - B          Commercial Banks & Other Banks                        266,528
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS (8.90%)
          76,280  ABN Amro Holdings N.V.                         Commercial Banks & Other Banks                      1,300,952
------------------------------------------------------------------------------------------------------------------------------
         101,000  Elsevier N.V.                                  Media                                               1,502,536
------------------------------------------------------------------------------------------------------------------------------
         128,617  ING Groep N.V.                                 Insurance - Multi/Property/Casualty                 5,801,654
------------------------------------------------------------------------------------------------------------------------------
          60,015  Koninklijke KPN N.V.                           Utilities                                           1,855,788
------------------------------------------------------------------------------------------------------------------------------
          57,925  Koninklijke Ahold N.V.                         Food & Grocery Products                             1,732,687
------------------------------------------------------------------------------------------------------------------------------
          42,540  Royal Dutch Petroleum Company                  Oil                                                 2,113,269
------------------------------------------------------------------------------------------------------------------------------
          58,840  TNT Post Groep N.V.                            Utilities                                           1,500,581
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    15,807,467
------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES (0.21%)
         286,370  San Miguel Corp. Class B                       Beverage Industry/Tobacco Manufacturing               369,826
------------------------------------------------------------------------------------------------------------------------------
PORTUGAL (0.31%)
          23,950  Electricidade de Portugal S.A.                 Utilities                                             551,170
------------------------------------------------------------------------------------------------------------------------------

             THE BERGER FUNDS  71  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

COMMON STOCKS (94.44%) - CONTINUED                            September 30, 1998
--------------------------------------------------------------------------------

COUNTRY/SHARES/                                                                                                         MARKET
PAR VALUE         COMPANY                                        INDUSTRY                                                VALUE

------------------------------------------------------------------------------------------------------------------------------
SINGAPORE (1.82%)
         285,000  City Developments Ltd.                         Real Estate                                    $      624,149
------------------------------------------------------------------------------------------------------------------------------
         303,435  Development Bank of Singapore Ltd.             Commercial Banks & Other Banks                      1,221,284
------------------------------------------------------------------------------------------------------------------------------
          61,600  Fraser & Neave Ltd.                            Beverage Industry/Tobacco Manufacturing               131,986
------------------------------------------------------------------------------------------------------------------------------
         151,972  Singapore Press Holdings Ltd.                  Media                                               1,259,308
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,236,727
------------------------------------------------------------------------------------------------------------------------------
SPAIN (1.86%)
         145,662  Banco De Santander S.A.                        Commercial Banks & Other Banks                      2,210,413
------------------------------------------------------------------------------------------------------------------------------
          30,070  Telefonica S.A.                                Utilities                                           1,097,963
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,308,376
------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND (12.46%)
           1,605  Alusuisse Lonza Holdings Group A.G.+           Fabricated Metal Products                           1,533,498
------------------------------------------------------------------------------------------------------------------------------
           2,705  Nestle S.A.+                                   Food & Grocery Products                             5,396,283
------------------------------------------------------------------------------------------------------------------------------
           3,136  Novartis A.G.+                                 Health & Personal Care                              5,040,770
------------------------------------------------------------------------------------------------------------------------------
             308  Roche Holding A.G.                             Health & Personal Care                              3,324,302
------------------------------------------------------------------------------------------------------------------------------
           2,237  Schweizerische Rueckversicherungs              Insurance-Multi/Property/Casualty                   4,448,073
------------------------------------------------------------------------------------------------------------------------------
          12,207  Union Bank of Switzerland AG                   Commercial Banks & Other Banks                      2,387,461
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    22,130,387
------------------------------------------------------------------------------------------------------------------------------
THAILAND (0.27%)
         503,000  Bangkok Bank PLC                               Commercial Banks & Other Banks                        476,927
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (29.34%)
         290,920  Allied Zurich PLC*                             Insurance - Multi/Property/Casualty                 2,975,436
------------------------------------------------------------------------------------------------------------------------------
         205,350  Barclays Bank PLC                              Commercial Banks & Other Banks                      3,352,730
------------------------------------------------------------------------------------------------------------------------------
         290,920  British American Tobacco PLC*                  Tobacco/Financial Services                          2,166,088
------------------------------------------------------------------------------------------------------------------------------
         238,080  Cable & Wireless PLC                           Utilities                                           2,269,166
------------------------------------------------------------------------------------------------------------------------------
         151,900  Cadbury Schweppes PLC                          Beverage Industry/Tobacco Manufacturing             1,966,497
------------------------------------------------------------------------------------------------------------------------------
         308,500  Diageo Ordinary PLC*                           Beverage Industry/Tobacco Manufacturing             2,935,106
------------------------------------------------------------------------------------------------------------------------------
         170,850  Glaxo Welcome PLC                              Health & Personal Care                              5,041,913
------------------------------------------------------------------------------------------------------------------------------
         250,750  Granada Group PLC                              Entertainment/Leisure/Toys                          3,152,486
------------------------------------------------------------------------------------------------------------------------------
         197,978  Kingfisher PLC                                 Retail Trade                                        1,836,496
------------------------------------------------------------------------------------------------------------------------------
         353,800  Ladbroke Group PLC                             Entertainment/Leisure/Toys                          1,316,383
------------------------------------------------------------------------------------------------------------------------------
         351,960  Lloyds TSB Group PLC                           Commercial Banks & Other Banks                      3,940,572
------------------------------------------------------------------------------------------------------------------------------
          88,420  National Westminster Bank PLC                  Commercial Banks & Other Banks                      1,186,747
------------------------------------------------------------------------------------------------------------------------------
         321,840  Prudential Corporation PLC                     Insurance - Life & Agents/Brokers                   4,702,394
------------------------------------------------------------------------------------------------------------------------------
         271,450  Safeway PLC                                    Retail Trade                                        1,271,703
------------------------------------------------------------------------------------------------------------------------------
          28,683  Scottish Power PLC                             Utilities                                             277,766
------------------------------------------------------------------------------------------------------------------------------
         517,430  Shell Transport & Trading Company PLC          Oil                                                 3,131,749
------------------------------------------------------------------------------------------------------------------------------
         671,564  Siebe PLC                                      Machinery & Engineering Services                    2,167,811
------------------------------------------------------------------------------------------------------------------------------
         213,300  TI Group PLC                                   Machinery & Engineering Services                    1,290,094
------------------------------------------------------------------------------------------------------------------------------
         346,700  Vodafone Group PLC                             Utilities                                           4,023,067
------------------------------------------------------------------------------------------------------------------------------
          87,850  Zeneca Group PLC                               Health & Personal Care                              3,094,940
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    52,099,144
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost $174,908,990)                                                                            167,737,913
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.71%)
--------------------------------------------------------------------------------

$      8,368,000  State Street Repurchase Agreement, 5.35%
                  dated September 30, 1998, to be repurchased
                  at $8,369,244 On October 1, 1998,
                  collateralized by U.S. Treasury Bond October
                  9, 1998, with a value of $8,538,600.                                                               8,368,000
------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $8,368,000)                                                                         8,368,000
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $183,276,990) (99.15%)                                                                     176,105,913
------------------------------------------------------------------------------------------------------------------------------
Other assets, less liabilities (.85%)                                                                                1,489,887
------------------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                            $  177,595,800
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts.
1. Shares have reduced dividend rights of ordinary shares.

             THE BERGER FUNDS  72  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

/X/ SCHEDULE OF ILLIQUID SECURITIES

                                                                                   Fair Value as a
Security Name                             Date Acquired         Cost       Value   % of Net Assets
--------------------------------------------------------------------------------------------------
Hume Industries Bhd                             4/21/94  $   559,829   $  51,161               .03%
--------------------------------------------------------------------------------------------------
Sime Darby Bhd                                 12/22/92  $   556,338   $ 146,458               .08%
--------------------------------------------------------------------------------------------------
                                                         $ 1,116,167   $ 197,619               .11%
--------------------------------------------------------------------------------------------------

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                   Unrealized
                                     Contract  Maturity  Value on September      Appreciation
      Currency                         Amount      Date            30, 1998    (Depreciation)
---------------------------------------------------------------------------------------------
Buy   Japanese Yen                 20,000,000   10/2/98     $       146,252     $        (958)
---------------------------------------------------------------------------------------------
Sell  Swiss Franc                   8,874,000   10/7/98           6,421,798          (581,142)
---------------------------------------------------------------------------------------------
Sell  Japanese Yen                315,576,000  10/13/98           2,321,595           (46,354)
---------------------------------------------------------------------------------------------
Sell  German Deutschemark           4,842,000  10/19/98           2,900,662          (195,634)
---------------------------------------------------------------------------------------------
Sell  Swiss Franc                   3,177,000  10/30/98           2,310,310          (150,283)
---------------------------------------------------------------------------------------------
Sell  Swiss Franc                   3,239,000  11/13/98           2,358,991          (173,578)
---------------------------------------------------------------------------------------------
Sell  Japanese Yen                296,653,000  11/18/98           2,189,481          (122,213)
Sell  Japanese Yen                296,547,000  11/30/98           2,192,452          (115,356)
---------------------------------------------------------------------------------------------
Sell  Japanese Yen                262,626,000   12/9/98           1,944,490             9,573
---------------------------------------------------------------------------------------------
Sell  Japanese Yen                575,708,000  12/14/98           4,266,005          (242,298)
---------------------------------------------------------------------------------------------
Sell  Japanese Yen                273,970,000   1/19/99           2,040,737            78,625
---------------------------------------------------------------------------------------------
                                                            $    29,092,773     $  (1,539,618)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  73  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                   September 30,
                                                                            1998
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                              $ 183,276,990
--------------------------------------------------------------------------------
Investments, at value                                             $ 176,105,913
--------------------------------------------------------------------------------
Cash                                                                  2,643,952
--------------------------------------------------------------------------------
Foreign cash (cost $954,497)                                            964,475
--------------------------------------------------------------------------------
Receivables
   Contributions                                                          2,368
--------------------------------------------------------------------------------
   Dividends                                                            650,954
--------------------------------------------------------------------------------
   Interest                                                               1,244
--------------------------------------------------------------------------------
   Due from Management Company                                            6,143
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Assets                                                180,375,049
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    1,053,108
--------------------------------------------------------------------------------
   Withdrawals                                                           23,235
--------------------------------------------------------------------------------
   Accrued audit fees                                                    26,500
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                     136,788
--------------------------------------------------------------------------------
Net unrealized depreciation on forward currency contracts             1,539,618
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                             2,779,249
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS                                                        $ 177,595,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                              September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                      $   7,387,853
--------------------------------------------------------------------------------
   Interest                                                             471,919
--------------------------------------------------------------------------------
   Foreign tax withheld                                                (420,767)
--------------------------------------------------------------------------------
        Total Income                                                  7,439,005
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                           1,531,256
--------------------------------------------------------------------------------
   Accounting fees                                                       44,391
--------------------------------------------------------------------------------
   Custodian fees                                                        98,663
--------------------------------------------------------------------------------
   Audit fees                                                            51,000
--------------------------------------------------------------------------------
   Legal fees                                                            11,708
--------------------------------------------------------------------------------
   Trustees' fees and expenses                                           17,799
--------------------------------------------------------------------------------
   Reports to shareholders                                                4,572
--------------------------------------------------------------------------------
   Other expenses                                                         7,934
--------------------------------------------------------------------------------
        Gross Expenses                                                1,767,323
--------------------------------------------------------------------------------
        Less fees waived by advisor                                     (61,456)
--------------------------------------------------------------------------------
        Less earnings credits                                          (140,928)
--------------------------------------------------------------------------------
        Net Expenses                                                  1,564,939
--------------------------------------------------------------------------------
        Net investment income (loss)                                  5,874,066
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                              (4,726,150)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                      (15,953,893)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions                                 (20,680,043)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $ (14,805,977)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

             THE BERGER FUNDS  74  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Period From
                                                                         October 11,
                                                       Year Ended           1996 (1)
                                                    September 30,       to September
                                                             1998           30, 1997
------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                        $  5,874,066       $  1,018,078
------------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                               (4,726,150)         1,712,223
------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                              (15,953,893)         6,712,560
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    (14,805,977)         9,442,861
------------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                        103,931,701        127,144,416
------------------------------------------------------------------------------------
Withdrawals                                          (33,746,924)       (14,370,277)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived From
  Investors' Beneficial Interest                      70,184,777        112,774,139
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 55,378,800        122,217,000
------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                  122,217,000                 --
------------------------------------------------------------------------------------
End of period                                       $177,595,800       $122,217,000
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $182,899,789       $112,774,139
------------------------------------------------------------------------------------
Undistributed net investment income (loss)             8,663,777          1,018,078
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  securities and foreign currency transactions        (4,726,433)         1,712,223
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions        (9,241,333)         6,712,560
------------------------------------------------------------------------------------
   Total                                            $177,595,800       $122,217,000
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)            $    177,596       $    122,217
------------------------------------------------------------------------------------
Net expense ratio to average net assets(3)                 1.00%              0.89%(2)
------------------------------------------------------------------------------------
Ratio of net income (loss) to average net assets           3.45%              1.63%(2)
------------------------------------------------------------------------------------
Gross expense ratio to average net assets                  1.04%              1.10%(2)
------------------------------------------------------------------------------------
Portfolio turnover rate                                      17%                17%
------------------------------------------------------------------------------------

1. Commencement of investment operations.
2. Annualized.
3. Net expenses represent gross expenses reduced by fees waived by the Advisor.

See notes to financial statements.

             THE BERGER FUNDS  75  SEPTEMBER 30, 1998 ANNUAL REPORT

                         ..............................
                                               NOTES TO
                                              FINANCIAL
                                             STATEMENTS

                             --------------------------
------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION
The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were borne by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations on October 11, 1996, ("Commencement of Investment Operations") with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH was an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Citizens NH sold their 23.5% interest on September 4, 1998. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside the United States.

The Portfolio is advised by BBOI, which has delegated daily investment management of the Portfolio to BIAM. Berger Associates, Inc. ("Berger") and BIAM each own 50% of BBOI.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
The Portfolio's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Standard Time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

FOREIGN CURRENCY TRANSLATION
Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES
The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

             THE BERGER FUNDS  76  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
--------------------------------------------------------------------------------

Income tax regulations may differ from generally accepted accounting principles primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income between financial statements and tax basis have been reclassified to paid-in-capital. During the year ended September 30, 1998, the following classifications were made:

-------------------------------------------------
Paid in Capital                        $ (59,127)
-------------------------------------------------
Undistributed Net Investment Income    1,771,633
-------------------------------------------------
-------------------------------------------------
Undistributed Net Realized Gain       (1,712,506)
-------------------------------------------------
-------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

FORWARD CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

--------------------------------------------------------------------------------
2.   AGREEMENTS
--------------------------------------------------------------------------------

BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. BBOI has agreed to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI has delegated the daily investment management of the Portfolio to BIAM. For such services, BBOI pays BIAM a sub-advisory fee equal to .45% of the average daily net assets of the Portfolio. Such sub-advisory fee has been voluntarily waived by BIAM from the Commencement of Investment Operations through September 30, 1998, except for an amount payable on the Citizens NH converted assets (see note 1).

Investors Fiduciary Trust Company ("IFTC") has been appointed to provide record keeping and pricing services to the Portfolio, including calculating the net asset value of the Portfolio, and to perform certain accounting and record keeping functions required by the Portfolio. In addition, IFTC has been appointed to serve as the Portfolio's custodian and transfer agent. For custodian, record keeping and pricing services, the Portfolio pays a fee directly to IFTC based on a percentage of its net assets, subject to certain minimums, and reimburses IFTC for certain out-of-pocket expenses. IFTC's fees for custody, record keeping and pricing, or transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian or by credits received from directed brokerage transactions.

Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of the New Generation Fund, Select Fund, Small Company Growth Fund, Small Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, One Hundred Fund, Growth & Income Fund and Balanced Fund) and the Portfolio, which includes an annual fee component and a per

             THE BERGER FUNDS  77  SEPTEMBER 30, 1998 ANNUAL REPORT

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
2.   AGREEMENTS - CONTINUED
--------------------------------------------------------------------------------

meeting component. The Portfolio's portion of the trustees' fees and expenses for the fiscal year ended September 30, 1998, totaled $17,799.

The Portfolio adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of the Trustee fees payable on or after January 16, 1996. The deferred fees remain in the Funds and are invested in various Berger funds until distribution in accordance with the Plan.

--------------------------------------------------------------------------------
3.   INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

PURCHASES AND SALES
Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 1998 were as follows:

     Purchase of          Sales of
      Investment        Investment
      Securities        Securities
----------------------------------
    $100,225,074      $ 27,100,941
----------------------------------

There were no purchases or sales of long-term U.S. Government securities during the year ended September 30, 1998.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES
At September 30, 1998, the federal tax cost of securities and the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities held was as follows:

                              Gross            Gross
       Federal Tax       Unrealized       Unrealized
              Cost     Appreciation     Depreciation              Net
      ---------------------------------------------------------------
      $183,323,116      $20,191,763     $(27,408,966)    $(7,217,203)
      ---------------------------------------------------------------

REPURCHASE AGREEMENTS
Repurchase agreements held by the Fund are fully collateralized by U.S. Treasury securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

--------------------------------------------------------------------------------
4.   LINE OF CREDIT
--------------------------------------------------------------------------------

The Portfolio, along with the Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger One Hundred Fund, Berger Growth and Income Fund, and Berger Balanced Fund (the "Funds"), are party to an ongoing agreement with certain banks that allows the Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on any borrowings, if any, is charged to the specific Fund or Portfolio executing the borrowing at the Federal Funds Rate plus 45 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 1998, the outstanding balance on the line of credit was $0.

             THE BERGER FUNDS  78  SEPTEMBER 30, 1998 ANNUAL REPORT

               ..............................
                                    FINANCIAL
                                   HIGHLIGHTS
         ------------------------------------
BERGER NEW GENERATION FUND
For A Share Outstanding Throughout the Periods Presented

                                                          Years Ended September 30,
                                               -----------------------------------------------
                                                            1998           1997        1996(1)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   14.72      $   11.82      $   10.00
-----------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                               --          (0.13)          0.56
-----------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                          (2.06)          3.64           1.26
-----------------------------------------------------------------------------------------------------
Total from investment operations                           (2.06)          3.51           1.82
-----------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                     --          (0.61)            --
-----------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                         --           0.00             --
-----------------------------------------------------------------------------------------------------
Total dividends and distributions                             --          (0.61)            --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   12.66      $   14.72      $   11.82
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Return(2)                                           (13.99)%        31.53%         18.20%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)            $ 113,693      $ 190,164      $ 116,912
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
   Net expense ratio to average net assets(3)               1.72%          1.89%          1.90%(4)
-----------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                                (1.37)%        (1.51)%        12.35%(4)
-----------------------------------------------------------------------------------------------------
   Gross expense ratio to average net assets                1.72%          1.89%          2.09%(4)
-----------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                   243%           184%           474%(5)
-----------------------------------------------------------------------------------------------------

1. Period from March 29, 1996 (commencement of investment operations) to September 30, 1996.
2. Total return not annualized for periods of less than one full year.
3. Net expenses represent gross expenses reduced by fees waived by the Advisor.
4. Annualized.
5. Portfolio turnover was greater than anticipated turnover during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.
BERGER SELECT FUND
For A Share Outstanding Throughout the Periods Presented

                                                    Period from December 31,
                                                                     1997(1)
                                                       to September 30, 1998
-----------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.00
-----------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                                     0.07
-----------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                                   3.19
-----------------------------------------------------------------------------------
Total from investment operations                                    3.26
-----------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                             --
-----------------------------------------------------------------------------------
   Distributions (from capital gains)                                 --
-----------------------------------------------------------------------------------
Total dividends and distributions                                     --
-----------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.26
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Return(2)                                                    32.60%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)                      $41,571
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                                         1.13%(3)
-----------------------------------------------------------------------------------
   Gross expense ratio to average net assets                        1.48%(3)
-----------------------------------------------------------------------------------
   Portfolio turnover rate                                          1486%(4)
-----------------------------------------------------------------------------------

1. Commencement of investment operations.
2. Total return not annualized for periods of less than one full year.
3. Annualized.
4. Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

See notes to financial statements.

             THE BERGER FUNDS  79  SEPTEMBER 30, 1998 ANNUAL REPORT

                              FINANCIAL HIGHLIGHTS

BERGER SMALL COMPANY GROWTH FUND
For A Share Outstanding Throughout the Periods Presented

                                                                    Years Ended September 30,
                                               -------------------------------------------------------------------
                                                           1998           1997        1996        1995     1994(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $    5.33      $    4.74   $    3.61   $    2.74   $    2.50
-------------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                              --          (0.05)      (0.03)      (0.02)         --
-------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                         (1.24)          0.84        1.16        0.89        0.24
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (1.24)          0.79        1.13        0.87        0.24
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                    --             --          --          --(2)        --
-------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                     (0.48)         (0.20)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (0.48)         (0.20)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    3.61      $    5.33   $    4.74   $    3.61   $    2.74
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                          (24.70)%        17.68%      31.30%      31.90%       9.60%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)           $ 561,741      $ 902,685   $ 871,467   $ 522,667   $ 211,852
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
   Net expense ratio to average net assets(4)              1.48%          1.67%       1.68%       1.89%       2.10%
-------------------------------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                               (1.01)%        (1.09)%     (0.97)%     (0.74)%      0.32%(5)
-------------------------------------------------------------------------------------------------------------------------
   Gross expense ratio to average net assets               1.59%          1.67%       1.68%       1.89%       2.10%(5)
-------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                   97%           111%         91%        109%        108%
-------------------------------------------------------------------------------------------------------------------------

1. Period from December 30, 1993 (commencement of investment operations) to September 30, 1994.
2. Dividends from net investment income were less than $0.01 per share.
3. Total return not annualized for periods of less than one full year.
4. Net expenses represent gross expenses reduced by fees waived by the Advisor.
5. Annualized.

BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
For A Share Outstanding Throughout the Periods Presented

                                                        Year Ended            Period from February 14,
                                                     September 30,                             1997(1)
                                                              1998               to September 30, 1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 22.28                             $ 17.24
-------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                              0.42                                0.03
-------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses) on
     investments and foreign currency
     transactions                                           (2.58)                               5.01
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (2.16)                               5.04
-------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                   (0.17)                                 --
-------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                       (2.37)                                 --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions                           (2.54)                                 --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 17.58                             $ 22.28
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total Return(2)                                            (10.98)%                             29.23%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)               $108,465                            $55,211
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                                  0.87%                               0.60%(3)
-------------------------------------------------------------------------------------------------------------
   Gross expense ratio to average net assets                 1.56%                               1.66%(3)
-------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                     69%                                 81%
-------------------------------------------------------------------------------------------------------------

1. Commencement of investment operations for Investor Share class.
2. Total return not annualized for periods of less than one full year.
3. Annualized.

See notes to financial statements.

             THE BERGER FUNDS  80  SEPTEMBER 30, 1998 ANNUAL REPORT

                              FINANCIAL HIGHLIGHTS

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
For A Share Outstanding Throughout the Periods Presented

                                           Year Ended                               Years Ended December 31,
                                        September 30,      Nine Months Ended     ------------------------------
                                                 1998     September 30, 1997         1996       1995       1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                     $ 22.33                $ 16.48      $  14.57   $  12.75   $  13.99
----------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                 0.45                   0.07          0.12       0.09      (0.01)
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
     gains (losses) on investments
     and foreign currency income               (2.55)                  5.78          3.62       3.23       0.91
----------------------------------------------------------------------------------------------------------------------
Total from investment operations               (2.10)                  5.85          3.74       3.32       0.90
----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment
     income)                                   (0.23)                    --         (0.11)     (0.09)        --
----------------------------------------------------------------------------------------------------------------------
   Distributions (from capital
     gains)                                    (2.37)                    --         (1.72)     (1.41)     (2.14)
----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions              (2.60)                    --         (1.83)     (1.50)     (2.14)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 17.63                $ 22.33      $  16.48   $  14.57   $  12.75
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total Return(1)                               (10.65)%                33.50%        25.58%     26.07%      6.74%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in
     thousands)                              $92,787                $58,450      $ 36,041   $ 31,833   $ 18,270
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to
     average net assets                         1.26%                  0.63%(2)      0.69%      0.64%     (0.04)%
----------------------------------------------------------------------------------------------------------------------
   Gross expense ratio to average
     net assets                                 1.19%                  1.34%(2)      1.48%      1.64%      1.43%
----------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                        69%                    81%           69%        90%       125%
----------------------------------------------------------------------------------------------------------------------

1. Total return not annualized for periods of less than one full year.
2. Annualized.

BERGER MID CAP GROWTH FUND
For A Share Outstanding Throughout the Periods Presented

                                                   Period from December 31,
                                                                    1997(1)
                                                      to September 30, 1998
----------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00
----------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                                         --
----------------------------------------------------------------------------------
   Net realized and unrealized gains
     (losses) on investments and foreign
     currency transactions                                            0.93
----------------------------------------------------------------------------------
Total from investment operations                                      0.93
----------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                               --
----------------------------------------------------------------------------------
   Distributions (from capital gains)                                   --
----------------------------------------------------------------------------------
Total dividends and distributions                                       --
----------------------------------------------------------------------------------
Net asset value, end of period                                    $  10.93
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return(2)                                                       9.30%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)                       $  4,283
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
   Net expense ratio to average net
     assets(3)                                                        2.00%(4)
----------------------------------------------------------------------------------
   Ratio of net income (loss) to average
     net assets                                                      (0.82)%(4)
----------------------------------------------------------------------------------
   Gross expense ratio to average net
     assets                                                           2.46(4)
----------------------------------------------------------------------------------
   Portfolio turnover rate                                             262%
----------------------------------------------------------------------------------

1. Commencement of investment operations.
2. Total return not annualized for periods of less than one full year.
3. Net expenses represent gross expenses reduced by fees waived by the Advisor.
4. Annualized.

See notes to financial statements.

             THE BERGER FUNDS  81  SEPTEMBER 30, 1998 ANNUAL REPORT

                              FINANCIAL HIGHLIGHTS

BERGER MID CAP VALUE FUND
For A Share Outstanding Throughout the Periods Presented

                                             For the period from August 12,
                                                                    1998(1)
                                                      to September 30, 1998
----------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00
----------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                                       0.03
----------------------------------------------------------------------------------
   Net realized and unrealized gains
     (losses) on investments and foreign
     currency transactions                                           (0.70)
----------------------------------------------------------------------------------
Total from investment operations                                     (0.67)
----------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                               --
----------------------------------------------------------------------------------
   Distributions (from capital gains)                                   --
----------------------------------------------------------------------------------
Total dividends and distributions                                       --
----------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.33
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return(2)                                                      (6.70)%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------
   Net assets, end of period (in thousands)                       $ 19,710
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
   Ratio of net income (loss) to average
     net assets                                                       2.30%(3)
----------------------------------------------------------------------------------
   Gross expense ratio to average net
     assets                                                           1.68%(3)
----------------------------------------------------------------------------------
   Portfolio turnover rate                                              25%
----------------------------------------------------------------------------------

1. Commencement of investment operations.
2. Total return not annualized for periods of less than one full year.
3. Annualized.

BERGER 100 FUND
For A Share Outstanding Throughout the Periods Presented

                                                                     Years Ended September 30,
                                               ----------------------------------------------------------------------
                                                           1998        1997(1)      1996(1)      1995(1)      1994(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     21.51     $    19.64   $    18.89   $    15.96   $    16.54
-------------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                              --          (0.09)       (0.08)       (0.04)       (0.12)
-------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                         (2.57)          4.73         1.76         2.97        (0.46)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (2.57)          4.64         1.68         2.93        (0.58)
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                    --             --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                     (6.95)         (2.77)       (0.93)          --           --
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (6.95)         (2.77)       (0.93)          --           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     11.99     $    21.51   $    19.64   $    18.89   $    15.96
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             (16.08)%        26.50%        9.36%       18.36%       (3.51)%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)         $ 1,286,828     $1,889,048   $2,012,706   $2,205,678   $2,228,743
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
   Net expense ratio to average net assets(2)              1.38%          1.41%        1.42%        1.49%        1.70%
-------------------------------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                               (0.38)%        (0.40)%      (0.43)%      (0.28)%      (0.74)%
-------------------------------------------------------------------------------------------------------------------------
   Gross expense ratio to average net assets               1.38%          1.41%        1.42%        1.49%        1.95%
-------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  280%           200%         122%         114%          64%
-------------------------------------------------------------------------------------------------------------------------

1. Per share calculations for the period were based on average shares outstanding.
2. Net expenses represent gross expenses reduced by fees waived by the Advisor.

             THE BERGER FUNDS  82  SEPTEMBER 30, 1998 ANNUAL REPORT

                              FINANCIAL HIGHLIGHTS

BERGER/BIAM INTERNATIONAL FUND
For A Share Outstanding Throughout the Periods Presented

                                                     Year Ended       Period From November 7, 1996
                                                  September 30,                                (1)
                                                           1998              to September 30, 1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 11.46                            $ 10.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                           0.74                               0.05
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                        (1.70)                              1.41
---------------------------------------------------------------------------------------------------------
Total from investment operations                         (0.96)                              1.46
---------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                (0.06)                                --
---------------------------------------------------------------------------------------------------------
   Distributions (in excess of capital gains)            (0.38)                                --
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.44)                                --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 10.06                            $ 11.46
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total Return(2)                                          (8.46)%                            14.60%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)            $16,515                            $18,673
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Net expense ratio to average net
     assets(3)(4)                                         1.80%                              1.90%(5)
---------------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                               2.20%                              0.61%(5)
---------------------------------------------------------------------------------------------------------
   Gross expense ratio to average net
     assets(4)                                            1.83%                              1.99%(5)
---------------------------------------------------------------------------------------------------------

1. Commencement of investment operations.
2. Total return not annualized for periods of less than one full year.
3. Net expenses represent gross expenses reduced by fees waived by the Advisor.
4. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.
5. Annualized.

See notes to financial statements.

BERGER GROWTH AND INCOME FUND
For A Share Outstanding Throughout the Periods Presented

                                                                    Years Ended September 30,
                                               -------------------------------------------------------------------
                                                           1998           1997        1996        1995        1994
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   16.72      $   14.06   $   12.89   $   11.48   $   11.27
------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                            0.04           0.14        0.20        0.16        0.12
------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                         (0.30)          4.28        1.17        1.43        0.21
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (0.26)          4.42        1.37        1.59        0.33
------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                 (0.03)         (0.13)      (0.20)      (0.18)      (0.12)
------------------------------------------------------------------------------------------------------------------
   Dividends (in excess of net investment
     income)                                              (0.01)            --          --          --          --
------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                     (2.82)         (1.63)         --          --          --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (2.86)         (1.76)      (0.20)      (0.18)      (0.12)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   13.60      $   16.72   $   14.06   $   12.89   $   11.48
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return                                              (1.60)%        34.56%      10.66%      14.05%       2.91%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)           $ 301,330      $ 357,023   $ 315,538   $ 354,396   $ 391,570
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   Net expense ratio to average net assets(1)              1.44%          1.51%       1.56%       1.64%       1.81%
------------------------------------------------------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                                0.25%          0.87%       1.39%       1.33%       1.19%
------------------------------------------------------------------------------------------------------------------
   Gross expense ratio to average net assets               1.44%          1.51%       1.56%       1.64%       2.06%
------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  417%(2)        173%        112%         85%         23%
------------------------------------------------------------------------------------------------------------------

1. Net expenses represent gross expenses reduced by fees waived by the Advisor.
2. Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions that existed at that time.

See notes to financial statements.

             THE BERGER FUNDS  83  SEPTEMBER 30, 1998 ANNUAL REPORT

                              FINANCIAL HIGHLIGHTS

BERGER BALANCED FUND
For A Share Outstanding Throughout the Periods Presented

                                                     Year Ended
                                                  September 30,
                                                        1998(1)
----------------------------------------------------------------------
Net asset value, beginning of period                $ 10.00
----------------------------------------------------------------------
From investment operations
   Net investment income (loss)                        0.22
----------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                      5.17
----------------------------------------------------------------------
Total from investment operations                       5.39
----------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)             (0.21)
----------------------------------------------------------------------
   Distributions (from capital gains)                 (1.90)
----------------------------------------------------------------------
Total dividends and distributions                     (2.11)
----------------------------------------------------------------------
Net asset value, end of period                      $ 13.28
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Return                                          56.77%
----------------------------------------------------------------------
----------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)         $30,721
----------------------------------------------------------------------
----------------------------------------------------------------------
   Net expense ratio to average net assets(2)          1.50%
----------------------------------------------------------------------
   Ratio of net income (loss) to average net
     assets                                            1.81%
----------------------------------------------------------------------
   Gross expense ratio to average net assets           1.57%
----------------------------------------------------------------------
   Portfolio turnover rate                              658%(3)
----------------------------------------------------------------------

1. The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.
2. Net expenses represent gross expenses reduced by fees waived by the Advisor.
3. Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

See notes to financial statements.

             THE BERGER FUNDS  84  SEPTEMBER 30, 1998 ANNUAL REPORT

       LIPPER RANKING #1 OUT OF 395 BALANCED FUNDS. (9/30/97-9/30/98)

ON BALANCE:

IT'S BERGER.

BERGER BALANCED FUND IS THE #1 balanced fund, according to Lipper Analytical Services for the 1-year period ending 9/30/98. The Berger Balanced Fund team, led by Portfolio Managers Patrick Adams and John Jares, uses proprietary research to uncover companies they believe represent growth potential, with a minimum of 25% of portfolio assets in fixed-income securities to provide portfolio income as they explore further opportunities in stocks.

AVERAGE ANNUAL TOTAL RETURNS

Year to Date
(Through 9/30/98)                   13.69%

1 Year
(9/30/97-9/30/98)                   56.77%

Since Inception
(9/30/97-9/30/98)                   56.77%

800-551-5849
WWW.BERGERFUNDS.COM

     Performance is historical and does not represent future results. Investment return and principal value will vary, and you may have a gain or loss when you sell shares. Returns were primarily generated during a period of higher-than-normal trading activity undertaken in response to market conditions during the Fund's initial period of operations before it became fully invested.

     Lipper Analytical Services, Inc. rankings and fund performance figures are based on total return, including reinvestment of dividends and capital gains for the stated period. Lipper ranks Berger Balanced Fund #1 out of 395 balanced funds for the one-year period ended 9/30/98.

     To learn more about the no-load Berger Balanced Fund, call for a prospectus containing more complete information, including risks, fees and expenses. Read it carefully before you invest.

-C- 1998 Berger Distributors,
Inc. Member NASD.

BF007

[LOGO]   Shareholders with questions should write                 Bulk Rate
         to The Berger Funds, c/o Berger Associates,             U.S. Postage
         Inc., P.O. Box 5005, Denver, CO 80217, or                  PAID
         call (800) 551-5849. Visit our Web site at              Berger Funds
         www.bergerfunds.com

                                                                    COMAR